As filed with the Securities and Exchange Commission on April 28, 2008

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.____	☐

Post-Effective Amendment No. 93	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT	☒
COMPANY ACT OF 1940

Amendment No. 93

MAXIM SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 737-3000

Raymond L. McFeetors
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

Copies of Communications to:
James F. Jorden, Esquire
Jorden Burt LLP
1025 Thomas Jefferson St. N.W.
Suite 400 East
Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2008, pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date), pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐ on (date), pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio	Maxim Invesco ADR Portfolio
Maxim Short Duration Bond Portfolio	Maxim Bond Index Portfolio
Maxim U.S. Government Securities Portfolio	Maxim Index 600 Portfolio
Maxim Federated Bond Portfolio	Maxim Stock Index Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim S&P 500 Index® Portfolio
Maxim High Yield Bond Portfolio	Maxim Aggressive Profile I Portfolio
Maxim Global Bond Portfolio	Maxim Moderately Aggressive Profile I Portfolio
Maxim Small-Cap Value Portfolio	Maxim Moderate Profile I Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim Moderately Conservative Profile I Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Conservative Profile I Portfolio
Maxim Small-Cap Growth Portfolio	Maxim Aggressive Profile II Portfolio
Maxim MidCap Value Portfolio	Maxim Moderately Aggressive Profile II Portfolio
Maxim Ariel MidCap Value Portfolio	Maxim Moderate Profile II Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio	Maxim Moderately Conservative Profile II Portfolio
Maxim T. Rowe Price Equity/Income Portfolio	Maxim Conservative Profile II Portfolio
Maxim Janus Large Cap Growth Portfolio
Maxim Bernstein International Equity Portfolio
Maxim MFS International Growth Portfolio

(the “Portfolio(s)”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes 33 Portfolios, 21 of which are “Equity Portfolios,” and 12 of which are “Debt Portfolios” (including the Maxim Money Market Portfolio). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by “Sub-Advisers” hired by MCM.

Each Portfolio is a series of the Maxim Series Fund, Inc. (the “Fund”). Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolios at a Glance
Maxim Money Market Portfolio
Maxim Bond Portfolios
Maxim Debt Index Portfolio
Maxim Foreign Debt Portfolio
Maxim Small-Cap Portfolios
Maxim MidCap Portfolios
Maxim Foreign Equity Portfolios
Maxim Large Cap Portfolios
Maxim Equity Index Portfolios
Maxim Profile Portfolios

Fees and Expenses

Examples

More Information About the Portfolios
Equity Portfolios
Debt Portfolios
Money Market Instruments and Temporary Investment Strategies

Other Investment Practices
Foreign Securities
Derivatives
Other Risk Factors Associated with the Portfolios

Management of the Portfolios

Important Information About Your Investment
Investing in the Portfolios
Pricing Shares
Dividends and Capital Gains Distributions
Frequent Purchases and Redemptions of Fund Shares
Tax Consequences
Effect of Foreign Taxes
Annual and Semi-Annual Shareholder Reports

Legal Proceedings

Financial Highlights

Additional Information

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THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios’ investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in any of the Portfolios.

MAXIM MONEY MARKET PORTFOLIO

Maxim Money Market Portfolio

The investment objective for this Portfolio is to:

• Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies. This Portfolio will:

•

Invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

•

Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

• Invest in securities which are only denominated in U.S. Dollars.

• Invest in securities with a weighted average maturity of less than 90 days.

The principal investment risks for this Portfolio include:

Possible loss of money

•

You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk

•

The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater its interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk

•

A money market instrument’s value can be affected by changes in its credit quality rating or its issuer’s financial condition. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio’s income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all of the Portfolio’s securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

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Other Risks

•

When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.55% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.16% (quarter ending September 30, 2003).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Money Market Portfolio	4.73%	2.72%	3.47%

The inception date for the Maxim Money Market Portfolio was February 25, 1982.

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2007, the Maxim Money Market Portfolio’s 7-day yield and its effective yield were:

	7-Day Yield	Effective Yield

Maxim Money Market Portfolio	4.00%	4.04%

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MAXIM BOND PORTFOLIOS

Maxim Short Duration Bond Portfolio

The investment objective of this Portfolio is to:

•	Seek maximum total return that is consistent with preservation of capital and liquidity.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

•	Select securities based on relative value, maturity, quality and sector.

•	Maintain an actively managed portfolio of bonds selected from several categories including:

• U.S. Treasuries and agency securities;

• Commercial and residential mortgage-backed securities;

• Asset-backed securities; and

• Corporate bonds.

•	Maintain a weighted average quality of A or higher.

•	Maintain average duration between one to three years based on the portfolio manager’s forecast for interest rates.

•	Invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.
The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

•

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

•	An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the

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portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Prepayment Risk

•

When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Short Duration Bond Portfolio, the highest return for a quarter was 3.73% (quarter ending September 30, 2001) and the lowest return for a quarter was -1.53% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Short Duration Bond Portfolio	4.74%	3.69%	4.93%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

The inception date for the Maxim Short Duration Bond Portfolio was August 1, 1995.

The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim U.S. Government Securities Portfolio

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The investment objective of this Portfolio is to:

•	Seek the highest level of return consistent with preservation of capital and substantial credit protection.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

•	Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

•

Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators.

•

Invest in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is committed to buy may decline below the price of the securities the Portfolio has sold.

•	Invest in commercial mortgage-backed securities, asset-backed securities, and corporate bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial condition.

• An issuer may default on its obligation to pay principal and/or interest.

Prepayment Risk

•

When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance

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will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim U.S. Government Securities Portfolio, the highest return for a quarter was 4.70% (quarter ending September 30, 2001) and the lowest return for a quarter was -2.07% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim U.S. Government Securities Portfolio	6.50%	3.79%	5.38%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%

The inception date for the Maxim U.S. Government Securities Portfolio (formerly the Maxim U.S. Government Mortgage Securities Portfolio) was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim High Yield Bond Portfolio (Sub-Adviser: Western Asset Management Company)

The investment objective of this Portfolio is to:

•	Seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Principal investment strategies.

•

Under normal circumstances, this Portfolio will invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield/high-risk (“junk”) bonds and convertible and preferred securities rated below investment grade and related investments.

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•

High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor’s Rating Group or Baa by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Sub-Adviser defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. The Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio and may purchase and hold securities in default.

•

Individual security selection is driven by the Sub-Adviser’s economic view, industry outlook and credit analysis. The Sub-Adviser then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The Sub-Adviser allocates the Portfolio’s investments across a broad range of issuers and industries, which can help to reduce risk. In evaluating the issuer’s creditworthiness, the Sub-Adviser employs fundamental analysis and considers the following factors: the strength of the issuer’s financial resources; the issuer’s sensitivity to economic conditions and trends; the issuer’s operating history; and the experience and track record of the issuer’s management or political leadership.

•	The Portfolio may also invest in foreign equity and debt securities, including non-U.S. denominated securities, without limit within the parameters of the Portfolio’s specific investment policies.

•	The Portfolio normally maintains an average effective duration of between three and seven years.

•

Although the Portfolio invests primarily in high yield debt securities, the Portfolio may also invest up to 20% of its assets in other securities, including, but not limited to, investment grade fixed income securities and equity and equity related securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

•

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss

9

than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk

•

Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Derivatives and Hedging Techniques

•

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

•

The Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

•

A derivative contract would obligate or entitle a portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on a portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include

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fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim High Yield Bond Portfolio, the highest return for a quarter was 4.71% (quarter ending September 30, 2004) and the lowest return for a quarter was -1.80% (quarter ending March 31, 2005).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim High Yield Bond Portfolio	0.19%	6.61%
Citigroup High Yield Market Index	1.83%	8.70%

The inception date for the Maxim High Yield Bond Portfolio was May 21, 2003.

Prior to 2005, the Portfolio utilized the Lehman U.S. Corporate High Yield Bond Index, an index generally representative of corporate bonds rated below investment-grade, as a benchmark. The index excludes emerging markets debt.

In 2005, the Portfolio began benchmarking against the Citigroup High Yield Market Index, which captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada.

Maxim Loomis Sayles Bond Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

•	Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

•	Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

•	Invest up to 20% in preferred stock and convertible preferred stock.

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•

Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation.

Invest up to 35% of its total assets in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk

•

Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk

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•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Loomis Sayles Bond Portfolio, the highest return for a quarter was 10.56% (quarter ending June 30, 2003)) and the lowest return for a quarter was -5.01% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Loomis Sayles Bond Portfolio	8.10%	12.46%	8.80%
Merrill Lynch Corporate/Government Index	7.27%	4.45%	6.03%

The inception date for the Maxim Loomis Sayles Bond Portfolio was November 1, 1994.

The Merrill Lynch Corporate/Government Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

Maxim Federated Bond Portfolio (Sub-Adviser: Federated Investment Management Company)

The investment objective of this Portfolio is to:

•

Seek to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Principal investment strategies. This Portfolio:

•

Under normal circumstances, will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities and U.S. government obligations. A portion of the Portfolio may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade debt

13

securities. The foreign debt securities in which the Portfolio may invest may be denominated in either foreign currency or in U.S. Dollars.

•

Investment grade securities are rated BBB or higher by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are of comparable quality as determined by the Sub-Adviser based on its credit assessment that the security is comparable to investment grade. Non-investment-grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the Sub-Adviser will re-evaluate the security, but will not be required to sell it.

•

May opportunistically invest in derivative contracts, such as swaps, options, futures and forward contracts, to efficiently implement the Portfolio’s overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Portfolio may use derivative contracts. First, the Sub-Adviser may use derivatives to increase or decrease the Portfolio’s exposure to an underlying asset without actually buying or selling the asset. Second, the Portfolio may invest in derivatives that are designed to have risk/return characteristics similar to an index, such as the Portfolio’s benchmark or another diversified basket of individual securities, as a way to quickly or cost effectively adjust the Portfolio’s exposure to a sector of the fixed income market. Third, the Sub-Adviser may use derivatives to obtain exposure to an issuer that does not have publicly traded debt. Fourth, the Portfolio may enter into combinations of derivative contracts in an attempt to benefit from changes in the prices of those derivative contracts (without regard to changes in the value of the security, index or currency underlying the derivative). Finally, the Sub-Adviser may use derivatives to implement the Portfolio’s hedging strategies, as more fully described below. There is no guarantee that any investment strategy involving the use of derivatives will work as intended. The Portfolio may trade in the following types of derivative contracts, including combinations thereof: futures contracts; options, including call and put options; swaps; caps and floors; interest rate swaps; total rate of return swaps; credit default swaps; hybrid instruments; credit-linked notes; and hedging.

•	Allocate relatively more of the Portfolio holdings to the sector that the Sub-Adviser expects to offer the best balance between total return and risk.

•	Provide the appreciation component of total return by selecting those securities whose prices will, in the Sub-Adviser’s opinion, benefit from anticipated changes in economic and market conditions.

•	Lengthen or shorten duration from time to time based on the Sub-Adviser’s interest rate outlook; however, the Portfolio has no set duration parameters.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

•

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile.

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The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Prepayment Risk

•

When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Risks of Investing in Derivative Contracts and Hybrid Instruments

•

The Portfolio’s use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in Portfolio holdings. Third, there is a risk that derivatives contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Finally, derivative contracts and hybrid instruments may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts and hybrid instruments may also involve other risks such as stock market, credit, liquidity and leverage risks.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

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The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Federated Bond Portfolio, the highest return for a quarter was 3.66% (quarter ending September 30, 2006) and the lowest return for a quarter was -2.34% (quarter ending June 30, 2004).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim Federated Bond Portfolio	6.68%	3.42%
Lehman Aggregate Bond Index	6.97%	3.93%

The inception date for the Maxim Federated Bond Portfolio was May 21, 2003.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

MAXIM DEBT INDEX PORTFOLIO

Maxim Bond Index Portfolio

The investment objective for this Portfolio is to:

•	Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (“Lehman Index”).

Principal Investment Strategies. The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in:

•	Securities of the Lehman Index, and

•

A portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

The principal investment risks for the Portfolio include:

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Index Risk

•

It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Lehman Index, because the adverse performance of a particular bond normally will not result in eliminating the bond from the Portfolio. The Portfolio will remain invested in bonds even when bond prices are generally falling.

Tracking Error Risk

•

Several factors will affect the Portfolio’s ability to precisely track the performance of the Lehman Index. For example, unlike the Lehman Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance

17

of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart of the Maxim Bond Index Portfolio, the highest return for a quarter was 5.13% (quarter ending September 30, 2001) and the lowest return for a quarter was -2.76% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Bond Index Portfolio	6.74%	3.79%	5.37%
Lehman Aggregate Bond Index	6.79%	4.42%	5.97%

The inception date for the Maxim Bond Index Portfolio was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

MAXIM FOREIGN DEBT PORTFOLIO

Maxim Global Bond Portfolio (Sub-Adviser: Franklin Advisers, Inc.)

The investment objective of this Portfolio is to:

•	Seek current income with capital appreciation and growth of income.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world.

•	Ordinarily invest in at least three countries, including the U.S.

•	Hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.

•	Focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser.

•	Invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk”) bonds.

•

The Portfolio may invest, from time to time, in forward currency contracts, including engaging in cross hedging, to try to hedge (protect) against currency exchange rate fluctuations or to generate income for the Portfolio. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross-hedging is the practice of the Portfolio selling a non-U.S. currency to reduce exposure to that currency and purchasing another non-U.S. currency in its place that is expected to perform better relative to the U.S. Dollar. The Portfolio would enter into currency instruments to sell a non-U.S. currency in exchange for another non-U.S. currency where the portfolio manager expects the foreign currency purchased to appreciate

18

against the U.S. Dollar and thus better protect the Portfolio against the expected decline in the foreign currency sold. The Portfolio may also enter into currency and interest rate futures to try to hedge against currency exchange rate fluctuations, or to generate income for the Portfolio.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligations to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Portfolio Turnover Risk

• High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Non-Diversification Risk

•

The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

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Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Global Bond Portfolio, the highest return for a quarter was 5.36% (quarter ending December 31, 2006) and the lowest return for a quarter was -2.09% (quarter ending June 30, 2004).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Global Bond Portfolio	13.57%	8.12%	7.28%
Citigroup World Government Bond Index	5.68%	4.13%	5.55%

The inception date for the Maxim Global Bond Portfolio was July 26, 1999.

The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks total returns of government bonds in 23 developed countries globally.

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MAXIM SMALL-CAP PORTFOLIOS

Maxim Ariel Small-Cap Value Portfolio (Sub-Adviser: Ariel Capital Management, LLC)

The investment objective of this Portfolio is to:

• Seek long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($2.06 billion and below) or medium/small ($2.06 billion to $5.53 billion) capitalization quintiles of the Russell 3000® Index at the time of purchase.

• Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

•

Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

• Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

21

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Ariel Small-Cap Value Portfolio, the highest return for a quarter was 20.41% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.76% (quarter ending September 30, 1998).

The average annual total return for one year, five and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Ariel Small-Cap Value Portfolio	-2.49%	11.51%	9.22%
Russell 2000® Index	-1.57%	16.25%	7.08%

The inception date for the Maxim Ariel Small-Cap Value Portfolio was December 1, 1993.

The Russell 2000® Index is a list compiled by the Frank Russell Company that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Maxim Loomis Sayles Small-Cap Value Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies. This Portfolio will:

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Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index at the time of purchase.

• Seek to build a core small-cap portfolio of common stocks of solid companies that the Sub-Adviser believes are under-valued in the market.

• Opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.

• Invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

The principal investment risks for this Portfolio include:

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

23

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Loomis Sayles Small-Cap Value Portfolio, the highest return for a quarter was 17.88% (quarter ending June 30, 2003) and the lowest return for a quarter was -19.41% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Loomis Sayles Small-Cap Value Portfolio	3.21%	16.21%	9.57%
Russell 2000® Index	-1.57%	16.25%	7.08%

The inception date for the Maxim Loomis Sayles Small-Cap Value Portfolio was November 1, 1994.

The Russell 2000® Index is a list compiled by the Frank Russell Company that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Maxim Small-Cap Growth Portfolio (Sub-Adviser: Silvant Capital Management LLC)

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase.

•

When consistent with the Portfolio’s investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion.

24

• Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:

• are determined to be in the developing stages of their life cycle; and

• have demonstrated, or are expected to achieve, long-term earnings growth.

• Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging

25

markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Portfolio Turnover Risk

• High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Small-Cap Growth Portfolio, the highest return for a quarter was 50.98% (quarter ending December 31, 1999) and the lowest return for a quarter was -28.51% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Small-Cap Growth Portfolio	12.26%	10.84%	5.20%
Russell 2000® Growth Index	7.05%	16.50%	4.32%

The inception date for the Maxim Small-Cap Growth Portfolio was November 1, 1994.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Maxim Small-Cap Value Portfolio (Sub-Adviser: Invesco Institutional (N.A.), Inc.)

26

The investment objective for this Portfolio is:

• Long-term growth of capital.

Principal investment strategies.

•

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock.

•

The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000® Value Index. The Portfolio uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. As of April 11, 2008, the capitalization range for the Russell 2000® Value Index was $22 million to $7.8 billion. Over time the capitalizations of the companies in the Russell 2000® Value Index will change. As they do, the size of the companies in which the Portfolio invests may change. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 2000® Value Index, the Portfolio may, but is not require to, sell the securities.

•

The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

•

The Portfolio’s investments in the type of securities described in this Prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

•

The Portfolio seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction cots. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

•

The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low forecasted deviation between the return of the Russell 2000® Value Index and the return of the Portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is updated periodically.

•

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

•

The Portfolio typically maintains a portion of its assets in cash, which is invested by MCM. The Portfolio holds cash to handle its daily cash needs, which include payment of Portfolio expenses, redemption requests and securities transactions. The amount of cash held by the Portfolio may increase if the Portfolio takes a temporary defensive position. The Portfolio may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the Portfolio’s investment results in a period of rising market prices; conversely it could reduce the magnitude of the Portfolio’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The principal investment risks for this Portfolio include:

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

27

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower the yield.

Credit Risk

• A bond’s value can be affected by changes in its credit quality or its issuer’s financial conditions.

• An issuer may default on its obligations to pay principal and/or interest.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivatives Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives can magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Leverage Risk

•

The use of derivatives may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged since leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Portfolio.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

28

No portfolio performance data is provided because the Portfolio has not yet commenced operations. The information will appear in a future version of the Prospectus.

MAXIM MIDCAP PORTFOLIOS

Maxim T. Rowe Price MidCap Growth Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)

The investment objective of this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor’s 400® MidCap Index or the Russell MidCap® Growth Index at the time of purchase. The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

•

Emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the Sub-Adviser’s fundamental research, which encompasses both qualitative and quantitative analysis. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

•	Select stocks using a growth approach and invest in companies that:

	•	offer proven products or services;

	•	have a historical record of above-average earnings growth;

	•	demonstrate potential for sustained earnings growth;

	•	operate in industries experiencing increasing demand; or

	•	are believed to be undervalued in the market place.

•	Invest up to 25% of its total assets in foreign securities.

•

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

•

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk

29

• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

30

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim T. Rowe Price MidCap Growth Portfolio, the highest return for a quarter was 26.91% (quarter ending December 31, 1998) and the lowest return for a quarter was -19.43% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim T. Rowe Price MidCap Growth Portfolio	16.86%	18.30%	11.32%
S&P MidCap 400® Index	7.98%	16.19%	11.19%

The inception date for the Maxim T. Rowe Price MidCap Growth Portfolio was July 1, 1997.

The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies having a weighted market capitalization averaging $5.5 billion.

Maxim Ariel MidCap Value Portfolio (Sub-Adviser: Ariel Capital Management, LLC)

The investment objective of this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies. This Portfolio will:

31

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($2.06 billion to $5.53 billion) medium ($5.53 billion to $17.55 billion) or medium/large ($17.55 billion to $56.83 billion) capitalization quintiles of the Russell 3000® Index at the time of purchase.

• Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

•

Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

• Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk

• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

32

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Ariel MidCap Value Portfolio, the highest return for a quarter was 34.61% (quarter ending December 31, 1998) and the lowest return for a quarter was -16.21% (quarter ending September 30, 2002).

The average annual total return for one year, five and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Ariel MidCap Value Portfolio	-1.22%	10.59%	10.75%
Russell MidCap® Index	5.60%	18.21%	9.91%

The inception date for the Maxim Ariel MidCap Value Portfolio was January 3, 1994.

The Russell MidCap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index.

Maxim MidCap Value Portfolio (Sub-Adviser: Goldman Sachs Asset Management, L.P. (“GSAM®”))

The investment objective for this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies.

•

Under normal circumstances, the Portfolio will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Most of these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently (as of December 31, 2007) between $479 million and $41.68 billion.

•

The Portfolio may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

33

•

The Portfolio is managed using a quantitative investment process. GSAM’s quantitative style of investment management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

•

The Portfolio maintains risk, style, capitalization and industry characteristics similar to the Russell MidCap® Value Index. The index is designed to represent an investable universe of mid cap companies with low earnings grown expectations. The Portfolio seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

• The Portfolio may use derivatives, including futures contracts, to equitize cash in the Portfolio between rebalancings of the Portfolio.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk

• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

34

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Liquidity Risk

•

The risk that the Portfolio will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. When the Portfolio invests in non-investment grade fixed-income securities, small and mid-capitalization stocks, real estate investment trusts (REITs) and emerging country issuers, it will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Investment Style Risk

•

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Credit/Default Risk

• The risk that an issuer or guarantor of fixed-income securities held by the Portfolio may default on its obligation to pay interest and repay principal.

Interest Rate Risk

•

The risk that when interest rates increase, fixed income securities held by the Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Portfolio Performance Data

No portfolio performance data is provided because the Portfolio has not yet commenced operations. The information will appear in a future version of the Prospectus.

MAXIM FOREIGN EQUITY PORTFOLIOS

Maxim Bernstein International Equity Portfolio (Sub-Adviser: Alliance Capital Management, L.P.)

The investment objective of this Portfolio is to:

35

•	Seek long-term capital growth.
Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

•	Under normal circumstances, invest primarily in companies located outside the U.S., including those in emerging markets.

•

Focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

The principal investment risks for this Portfolio include:

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Turnover Risk

•	High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be

36

more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Bernstein International Equity Portfolio, the highest return for a quarter was 20.63% (quarter ending June 30, 2003) and the lowest return for a quarter was -22.66% (quarter ending September 30, 1998).

The average annual total return for one year, five and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Bernstein International Equity Portfolio	6.26%	22.07%	9.58%
MSCI EAFE® Index	11.63%	22.08%	9.04%

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The inception date for the Maxim Bernstein International Equity Portfolio was December 1, 1993.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Invesco ADR Portfolio (Sub-Adviser: Invesco Global Asset Management (N.A.), Inc.)

The investment objective of this Portfolio is to:

•	Seek high total return through capital appreciation and current income while reducing risk through diversification.

Principal investment strategies. This Portfolio:

•

Will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts (“ADRs”) or foreign stocks that are registered with the Securities and Exchange Commission (“SEC”) and traded in the U.S.

•	Can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets.

•	Will select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion.

•	Will analyze potential investments through in investment model which compares current stock price to measures such as:

•	book value;

•	historical return on equity;

•	company’s ability to reinvest capital;

•	dividends; and

• dividend growth.

The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

The principal investment risks for this Portfolio include:

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

38

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic, business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Invesco ADR Portfolio, the highest return for a quarter was 21.53% (quarter ending December 31, 1999) and the lowest return for a quarter was -20.18% (quarter ending September 30, 2002).

39

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Invesco ADR Portfolio	7.40%	18.39%	7.48%
MSCI EAFE® Index	11.63%	22.08%	9.04%

The inception date for the Maxim Invesco ADR Portfolio was November 1, 1994.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

Maxim MFS International Growth Portfolio (Sub-Adviser: Massachusetts Financial Services Company)

The investment objective of this Portfolio is to:

•	Seek long-term growth of capital.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging markets) issuers.

•	Under normal circumstances, invest in at least three different countries. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if:

	•	The security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities;

•	The issuer is organized under the laws of, and maintains a principal office in, that country;

•	The issuer has its principal securities trading market in that country;

•	The issuer derives 50% or more of its total revenues from goods sold or services performed in that country;

•	The issuer has 50% or more of its assets in that country;

•	The issuer is included in an index which is representative of that country; or

•	The issuer is exposed to the economic fortunes and risks of that country.

•	The Sub-Adviser may invest a relatively high percentage of the Portfolio’s assets in a single country, a small number of countries, or a particular geographic region.

•

The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

•	The Sub-Adviser may invest the Portfolio’s assets in companies of any size.

•

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The principal investment risks for this Portfolio include:

Foreign Risk

40

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Preferred Stock Risk

•

Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

41

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim MFS International Growth Portfolio, the highest return for a quarter was 13.82% (quarter ending December 30, 2004) and the lowest return for a quarter was -1.85% (quarter ending June 30, 2005).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim MFS International Growth Portfolio	8.86%	20.11%
MSCI EAFE® Index	11.63%	19.36%

The inception date for the Maxim MFS International Growth Portfolio was May 21, 2003.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

MAXIM LARGE CAP PORTFOLIOS

Maxim T. Rowe Price Equity/Income Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)

The investment objective of this Portfolio is to:

•	Seek substantial dividend income and also long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

•	Emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

•	Invest in companies which have some of the following characteristics:

•	established operating histories;

•	above-average current dividend yields relative to S&P 500® Index;

•	sound balance sheets and other financial characteristics;

•	low price/earnings ratio relative to the S&P 500® Index; and

42

	•	low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

•	Invest up to 25% of its total assets in foreign securities.

•

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

•

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance

43

will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim T. Rowe Price Equity/Income Portfolio, the highest return for a quarter was 16.85% (quarter ending June 30, 2003) and the lowest return for a quarter was -17.30% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim T. Rowe Price Equity/Income Portfolio	3.24%	13.10%	7.60%
S&P 500® Index	5.49%	12.82%	5.91%

The inception date for the Maxim T. Rowe Price Equity/Income Portfolio was November 1, 1994.

The S&P 500® Index is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

Maxim Janus Large Cap Growth Portfolio (Sub-Adviser: Janus Capital Management LLC)

The investment objective of this Portfolio is to:

•	Seek long-term growth of capital.

44

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $7 billion or more at the time of purchase.

•	Under normal circumstances, concentrate in a core group of 20-40 common stocks.

•

Seek attractive investment opportunities consistent with the Portfolio’s investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash or similar investments.

• Invest in foreign equity and debt securities without limit within the parameters of the Portfolio’s specific investment policies.

• Invest in high-yield/high risk (“junk”) bonds up to 20% of the Portfolio’s net assets at the time of purchase.

The principal investment risks for this Portfolio include:

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

45

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

•	An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Liquidity Risk

•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

46

During the periods shown in the chart for the Maxim Janus Large Cap Growth Portfolio, the highest return for a quarter was 13.59% (quarter ending December 31, 2004) and the lowest return for a quarter was -7.50% (quarter ending June 30, 2006).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim Janus Large Cap Growth Portfolio	31.02%	18.46%
S&P 500® Index	5.49%	13.81%

The inception date for the Maxim Janus Large Cap Growth Portfolio was May 21, 2003.

The S&P 500® Index is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

MAXIM EQUITY INDEX PORTFOLIOS (Sub-Adviser: BNY Investment Advisors)

The investment objective for each of the Equity Index Portfolios is to:

•	Seek investment results that track the total return of the common stocks that comprise its Benchmark Index.

Principal investment strategies. Each Equity Index Portfolio will:

•	Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the following applicable Benchmark Indexes:

PORTFOLIO	BENCHMARK INDEX

Maxim Stock Index Portfolio	S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market

Maxim Index 600 Portfolio	S&P SmallCap 600® Stock Index

Maxim S&P 500 Index® Portfolio	S&P 500® Index

•

Seek investment results that track the total return of the common stocks that comprise the applicable Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the applicable Equity Index Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

The principal investment risks for all of the Equity Index Portfolios include:

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Index Risk

•

It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that an Equity Index Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Equity Index Portfolio. The Equity Index Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Equity Index Portfolio’s securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk

•

Several factors will affect an Equity Index Portfolio’s ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, each Equity Index Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Equity Index Portfolio’s total return. In addition, an Equity Index Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Equity Index Portfolio and its Benchmark Index.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Equity Index Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Equity Index Portfolio’s holdings to a particular economic sector as a result of corresponding changes to the Benchmark Index, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Concentration Risk

•

When a Benchmark Index concentrates in an industry or group of industries, the Equity Index Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Equity Index Portfolio’s assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Equity Index Portfolio’s performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money

•	When you sell your shares of any of the Equity Index Portfolios, they could be worth less than what you paid for them.

The Maxim Index 600 Portfolio also has the following additional principal investment risks: Small-Company Risk

•

The Maxim Index 600 Portfolio invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a

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small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

The Maxim Stock Index Portfolio has the following additional principal investment risks:

Mid-Cap Company Risk

• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

The Maxim S&P 500 Index® Portfolio has the following additional principal investment risks:

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio Performance Data

The bar charts and tables below provide an indication of the risk of investment in the Equity Index Portfolios by showing changes in the Portfolios’ performance in each full calendar year since inception for the Maxim S&P 500 Index, or, in the case of the other Equity Index Portfolios, for the last ten full calendar years and comparing their average annual total returns to the performance of their respective Benchmark Indexes. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Equity Index Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Maxim Stock Index Portfolio

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During the periods shown in the chart for the Maxim Stock Index Portfolio, the highest return for a quarter was 21.71% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.31% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Stock Index Portfolio	5.14%	12.48%	5.67%
S&P 500® Index	5.49%	12.82%	5.91%
S&P MidCap 400® Index	7.98%	16.19%	11.19%

The inception date for the Maxim Stock Index Portfolio was February 25, 1982.

The S&P 500® Index is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of the publicly traded common stocks in the United States. The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies having a weighted market capitalization averaging $5.5 billion.

Maxim Index 600 Portfolio

During the periods shown in the chart for the Maxim Index 600 Portfolio, the highest return for a quarter was 20.46% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.74% (quarter ending September 30, 1998).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Index 600 Portfolio	-0.82%	15.39%	8.34%
S&P SmallCap 600® Index	-0.30%	16.03%	9.02%

The inception date for the Maxim Index 600 Portfolio was December 1, 1993.

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The stocks which make up the S&P SmallCap 600® Index trade on the NYSE, AMEX, or NASDAQ over-the-counter market. The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

Maxim S&P 500 Index® Portfolio

During the periods shown in the chart for the Maxim S&P 500 Index® Portfolio, the highest return for a quarter was 9.11% (quarter ending December 31, 2004) and the lowest return for a quarter was -3.51% (quarter ending December 31, 2007).

The average annual total return for one year and since inception for the period ended December 31, 2007:

	One Year	Since Inception

Maxim S&P 500 Index® Portfolio	4.83%	10.14%
S&P 500® Index	5.49%	11.69%

The inception date for the Maxim S&P 500 Index® Portfolio was September 8, 2003.

The S&P 500® Index is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

MAXIM PROFILE PORTFOLIOS

There are ten separate Maxim Profile Portfolios, consisting of five Profile I Portfolios and five Profile II Portfolios (collectively, the “Profile Portfolios”). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”), including mutual funds that may or may not be affiliated the Fund.

The investment objectives for the Profile Portfolios are to:

Aggressive Profile

• Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile

•

Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile

• Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

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Moderately Conservative Profile

•

Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile

• Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

•	Under normal circumstances, invest primarily in other Portfolios of the Fund, as well as in other mutual funds that are part of the same group of investment companies as the Profile Portfolios.

•	Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Principal investment strategies.

Profile Portfolio	Income	Growth of Capital	Risk of Principal

Aggressive Profile	Low	High	High
Moderately Aggressive Profile	Low	High to Medium	High
Moderate Profile	Medium	Medium to High	Medium
Moderately Conservative Profile	Medium to High	Low to Medium	Medium
Conservative Profile	High	Low	Low

•	Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

•	Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

•

Automatically rebalance each Profile Portfolio’s holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile Portfolio:

Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive

EQUITY
International	0-15%	0-30%	0-30%	5-35%	10-40%
Small-Cap	0-15%	0-15%	0-25%	0-25%	5-35%
MidCap	0-15%	0-25%	0-30%	5-35%	15-45%
Large-Cap	10-40%	10-40%	15-45%	20-50%	10-40%

DEBT
Bond	30-50%	20-40%	5-25%	5-25%	0-10%
Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%

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MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on a rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes the eligible Underlying Portfolios within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM. Each Profile Portfolio may also invest 0% to 100% of its assets in Putnam Funds. Each Profile Portfolios invests primarily in other Portfolios of the Fund and Putnam Funds. Putnam Funds are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser of the Putnam Funds (“Putnam Management”), is an affiliate of MCM and GWL&A. Putnam Management is a subsidiary of Putnam Investments, LLC, which, similar to MCM, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”); short-term “government securities,” as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. Dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table include Portfolios that are directly advised by MCM, Portfolios that are sub-advised by unaffiliated Sub-Advisers retained by MCM, and Putnam Funds that are advised by Putnam Management, an affiliate of MCM. The prospectus and statement of additional information for each Portfolio and each Putnam Fund is available on the SEC’s website at http//www.sec.gov.

Short-Term Bond	Mid-Cap Equity
•Maxim Short Duration Bond Portfolio	•Maxim Ariel MidCap Value Portfolio
•GWL&A Contract	•Maxim T. Rowe Price MidCap Growth Portfolio
•Maxim MidCap Value Portfolio
•Putnam OTC Emerging Growth Fund
•Putnam Vista Fund
•Putnam Discovery Growth Fund
•Putnam Mid Cap Value Fund

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International Equity	Small-Cap Equity
•Maxim Bernstein International Equity Portfolio	•Maxim Ariel Small-Cap Value Portfolio
•Maxim Invesco ADR Portfolio	•Maxim Small-Cap Value Portfolio
•Maxim MFS International Growth Portfolio	•Maxim Loomis Sayles Small-Cap Value Portfolio
•Putnam International Capital Opportunity Fund	•Maxim Small-Cap Growth Portfolio
•Putnam International New Opportunity Fund	•Putnam Small Cap Growth Fund
•Putnam International Equity Fund	•Putnam Capital Opportunities Fund
•Putnam International Growth & Income Fund	•Putnam Small Cap Value Fund
•Putnam Global Equity Fund
•Putnam Europe Equity Fund

Large-Cap Equity	Bond
•Maxim Janus Large Cap Growth Portfolio	•Maxim Bond Index Portfolio
•Maxim T. Rowe Price Equity/Income Portfolio	•Maxim Loomis Sayles Bond Portfolio
•Putnam Classic Equity Fund	•Maxim Global Bond Portfolio
•Putnam Fund for Growth & Income Fund	•Maxim Federated Bond Portfolio
•Putnam New Opportunities Fund	•Maxim High Yield Bond Portfolio
•Putnam Voyager Fund	•Maxim U.S. Government Securities Portfolio
•Putnam Growth Opportunities Fund	•Putnam Global Income Fund
•Putnam Investors Fund	•Putnam Convertible Income-Growth Fund
•Putnam Capital Appreciation Fund	•Putnam High Yield Advantage Fund
•Putnam Research Fund	•Putnam High Yield Fund
•Putnam Equity Income Fund	•Putnam Diversified Income Fund
•Putnam New Value Fund	•Putnam Income Fund
•Putnam U.S. Government Income Fund
•Putnam American Government Income Fund

Specialty Funds
•Putnam Health Sciences Fund
•Putnam Global Natural Resources Fund
•Putnam Utilities Growth & Income Fund

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios

• Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

•

For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Possible Loss of Money

•	When you sell your shares of a Profile Portfolio, they could be worth less than what you paid for them.

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Non-Diversification Risk

•

The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios

The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios by showing changes in the Portfolios’ performance for the last ten calendar years for the Profile I Portfolios and since inception for the Profile II Portfolios and comparing their average annual total returns to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile I and II Portfolio compares its return to the Dow Jones Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE® Index.

Year-by-Year

Maxim Aggressive Profile I Portfolio

During the periods shown in the chart for the Maxim Aggressive Profile I Portfolio, the highest return for a quarter was 21.85% (quarter ending December 31, 1998) and the lowest return for a quarter was -18.38% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Aggressive Profile I Portfolio	7.12%	15.49%	7.60%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%

The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile I Portfolio

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During the periods shown in the chart for the Maxim Moderately Aggressive I Profile Portfolio, the highest return for a quarter was 17.35% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.70% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Moderately Aggressive Profile I Portfolio	7.25%	13.05%	7.36%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%

The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile I Portfolio

During the periods shown in the chart for the Maxim Moderate Profile I Portfolio, the highest return for a quarter was 13.87% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.76% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

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	One Year	Five Years	Ten Years

Maxim Moderate Profile I Portfolio	7.13%	11.28%	6.86%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile I Portfolio

During the periods shown in the chart for the Maxim Moderately Conservative Profile I Portfolio, the highest return for a quarter was 9.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.10% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Moderately Conservative Profile I Portfolio	6.41%	9.61%	5.86%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial

57

markets The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile I Portfolio

During the periods shown in the chart for the Maxim Conservative Profile I Portfolio, the highest return for a quarter was 5.42% (quarter ending June 30, 2003) and the lowest return for a quarter was -2.51% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Conservative Profile I Portfolio	5.56%	7.13%	5.65%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index was added as a comparison index to address the international equity asset allocation, if any, to this Portfolio. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Aggressive Profile II Portfolio

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During the period shown in the chart for the Maxim Aggressive Profile II Portfolio, the highest return for a quarter was 18.17% (quarter ending June 30, 2003) and the lowest return for a quarter was -19.74% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Aggressive Profile II Portfolio	7.35%	15.66%	5.78%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%

The inception date for the Maxim Aggressive Profile II Portfolio was September 16, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile II Portfolio

During the period shown in the chart for the Maxim Moderately Aggressive Profile II Portfolio, the highest return for a quarter was 13.78% (quarter ending June 30, 2003) and the lowest return for a quarter was -15.01% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Moderately Aggressive Profile II Portfolio	7.44%	13.24%	5.18%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%

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The inception date for the Maxim Moderately Aggressive Profile II Portfolio was September 16, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile II Portfolio

During the period shown in the chart for the Maxim Moderate Profile II Portfolio, the highest return for a quarter was 11.76% (quarter ending June 30, 2003) and the lowest return for a quarter was -11.53% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Moderate Profile II Portfolio	7.22%	11.43%	5.31%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.31%

The inception date for the Maxim Moderate Profile II Portfolio was September 16, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile II Portfolio

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During the period shown in the chart for the Maxim Moderately Conservative Profile II Portfolio, the highest return for a quarter was 9.08% (quarter ending June 30, 2003) and the lowest return for a quarter was -8.26% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Moderately Conservative Profile II Portfolio	6.60%	9.78%	4.89%
Dow Jones Wilshire 5000 Index
MSCI EAFE® Index
Lehman Aggregate Bond Index
Lehman 1-3 Year Credit Bond Index

The inception date for the Maxim Moderately Conservative Profile II Portfolio was September 27, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile II Portfolio

During the period shown in the chart for the Maxim Conservative Profile II Portfolio, the highest return for a quarter was 5.50% (quarter ending June 30, 2003) and the lowest return for a quarter was -2.84% (quarter ending September 30, 2001).

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The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Conservative Profile II Portfolio	5.69%	7.29%	4.95%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.39%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.31%

The inception date for the Maxim Conservative Profile II Portfolio was September 30, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index was added as a comparison index to address the international equity asset allocation, if any, to this Portfolio. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for all Portfolios are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

With respect to each Profile Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Profile Portfolios. By investing in the Underlying Portfolios indirectly through the Profile Portfolios, you bear not only a proportionate share of the expenses of the Profile Portfolios, but also similar expenses (including operating costs and investment advisory fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential allocation benefit offered by the Profile Portfolios.

The Putnam Funds that are offered as Underlying Portfolio options for the Profile Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM may purchase any class of Putnam Fund shares offered as an Underlying Portfolio option. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales charges by purchasing Putnam Fund shares. However, purchases of Putnam Fund shares by the Profile Portfolios would remain subject to any redemption fees, exchange fees, administrative fees or distribution fees associated with the particular class of Putnam Fund shares. You may indirectly bear a proportionate share of Putnam Fund fees and expenses, including Rule 12b-1 distribution fees. The Profile Portfolios will not invest in shares of a Putnam Fund that is sold with a contingent deferred sales load.

ANNUALPORTFOLIOOPERATINGEXPENSES (expenses that are deducted from Portfolio assets)

	Maxim Money Market	Maxim Short Duration Bond	Maxim U.S. Government. Securities	Maxim High Yield Bond	Maxim Loomis Sayles Bond	Maxim Federated Bond

Management Fees	0.46%	0.60%	0.60%	1.10%	0.90%	0.70%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.46%	0.60%	0.60%	1.10%	0.90%	0.70%

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	Maxim Bond Index	Maxim Global Bond	Maxim Ariel Small-Cap Value	Maxim Loomis Sayles Small-Cap Value	Maxim Small-Cap Growth[1]	Maxim Small-Cap Value

Management Fees	0.50%	1.30%	1.00%	1.00%	0.95%	1.40%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.00%	0.04%	0.07%	0.17%	0.00%
Total Annual Portfolio Operating Expenses	0.50%	1.30%	1. 04%	1.07%	1.12%	1.40%

	Maxim Ariel MidCap Value	Maxim T. Rowe Price MidCap Growth[2]	Maxim MidCap Value	Maxim Bernstein International Equity [3]	Maxim Invesco ADR	Maxim MFS International Growth

Management Fees	0.95%	1.00%	1.25%	1.00%	1.00%	1.20%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.03%	0.04%	0.00%	0.12%	0.08%	0.00%
Total Annual Portfolio Operating Expenses	0.98%	1.04%	1.25%	1.12%	1.08%	1.20%

	Maxim Janus Large Cap Growth	Maxim T. Rowe Price Equity/ Income	Maxim Stock Index	Maxim Index 600	Maxim S&P 500 Index®

Management Fees	1.05%	0.80%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.02%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.05%	0.82%	0.60%	0.60%	0.60%

	Maxim Aggressive Profile I	Maxim Moderately Aggressive Profile I	Maxim Moderate Profile I	Maxim Moderately Conservative Profile I	Maxim Conservative Profile I

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[4]	1.02%	0.95%	0.84%	0.75%	0.66%
Total Annual Portfolio Operating Expenses[5]	1.27%	1.20%	1.09%	1.00%	0.91%

1 For the Maxim Small-Cap Growth Portfolio, “Other Expenses” were lower than the figure shown by 0.02% due to a voluntary waiver by MCM. MCM can terminate this voluntary waiver at any time.

2 For the Maxim T. Rowe Price MidCap Growth Portfolio, “Other Expenses” were lower than the figure shown by 0.01% due to a voluntary waiver by MCM. MCM can terminate this voluntary waiver at any time.

3 For the Maxim Bernstein International Equity Portfolio, “Other Expenses” were lower than the figure shown by 0.01% due to a voluntary waiver by MCM. MCM can terminate this voluntary waiver at any time.

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	Maxim Aggressive Profile II	Maxim Moderately Aggressive Profile II	Maxim Moderate Profile II	Maxim Moderately Conservative Profile II	Maxim Conservative Profile II

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[4]	1.03%	0.95%	0.84%	0.76%	0.71%
Total Annual Portfolio Operating Expenses[5]	1.13%	1.05%	0.94%	0.86%	0.81%

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Money Market	$47	$149	$261	$593
Maxim Bond Index	$51	$162	$283	$645
Maxim U.S. Government Securities	$62	$194	$340	$774
Maxim Short Duration Bond	$62	$194	$340	$774
Maxim Loomis Sayles Bond	$92	$291	$510	$1,160
Maxim Federated Bond	$72	$226	$396	$902

4 Each Profile I Portfolio and Profile II Portfolio (collectively, “Profile Portfolios”) will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear it’s pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio’s expenses. As of December 31, 2007, the range of expenses expected to be incurred in connection with each Profile Portfolio’s investments in Underlying Portfolios is: Maxim Aggressive Profile I and II - 0.82% to 1.20%; Maxim Moderately Aggressive Profile I and II – 0.60% to 1.30%; Maxim Moderate Profile I and II – 0.60% to 1.30%; Maxim Moderately Conservative Profile I and II – 0.60% to 1.30%; Maxim Conservative Profile I and II – 0.60% to 1.30%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund fees and expenses may be higher if a Profile Portfolio invests in select classes of the underlying Putnam Funds that have a 12b-1 distribution fee ranging from 0.25% to 0.50%. Additionally, each underlying Putnam Fund may charge a 1.00% redemption fee to any shares redeemed within a certain amount of time after purchase by a Profile Portfolio.

5 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Profile Portfolio and does not include Acquired Portfolio (Underlying Portfolio) Fees and Expenses.

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Maxim High Yield Bond	$113	$355	$623	$1,418
Maxim Global Bond	$133	$420	$736	$1,676
Maxim Bernstein International Equity	$115	$362	$634	$1,444
Maxim Invesco ADR	$111	$349	$612	$1,392
Maxim MFS International Growth	$123	$388	$680	$1,547
Maxim T. Rowe Price Equity/Income	$84	$265	$464	$1,057
Maxim Janus Large Cap Growth	$108	$339	$595	$1,354
Maxim Stock Index	$62	$194	$340	$774
Maxim S&P 500 Index®	$62	$194	$340	$774
Maxim Ariel MidCap Value	$100	$317	$555	$1,263
Maxim T. Rowe Price MidCap Growth	$107	$336	$589	$1,340
Maxim MidCap Value	$128	$404	$708	$1612
Maxim Ariel Small-Cap Value	$107	$336	$589	$1,341
Maxim Small-Cap Growth	$115	$362	$634	$1,444
Maxim Loomis Sayles Small-Cap Value	$110	$346	$606	$1,379
Maxim Small-Cap Value	$144	$452	$793	$1,805
Maxim Index 600	$62	$194	$340	$774
Maxim Aggressive Profile I	$130	$410	$719	$1,637
Maxim Moderately Aggressive Profile I	$123	$388	$680	$1,547
Maxim Moderate Profile I	$112	$352	$617	$1,405
Maxim Moderately Conservative Profile I	$103	$323	$566	$1,289
Maxim Conservative Profile I	$93	$294	$515	$1,173
Maxim Aggressive Profile II	$116	$365	$640	$1,457
Maxim Moderately Aggressive Profile II	$108	$339	$595	$1,354
Maxim Moderate Profile II	$96	$304	$532	$1,212
Maxim Moderately Conservative Profile II	$88	$278	$487	$1,109
Maxim Conservative Profile II	$83	$262	$459	$1,044

MORE INFORMATION ABOUT THE PORTFOLIOS

Some of the Portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.

Each Portfolio follows a distinct set of investment strategies. 21 Portfolios are considered to be “Equity Portfolios” because they invest primarily in equity securities (mostly common stocks). 12 Portfolios (including the Maxim Money Market Portfolio) are considered to be “Debt Portfolios” because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios’ investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive and Moderately Aggressive Profile Portfolios will normally invest at least 65% of their assets in equity securities. Each of the other Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

•	Maxim Ariel Small-Cap Value Portfolio	•	Maxim Small-Cap Growth Portfolio
•	Maxim Loomis Sayles Small-Cap Value Portfolio	•	Maxim Small-Cap Value Portfolio
•	Maxim Ariel MidCap Value Portfolio	•	Maxim MidCap Value Portfolio
•	Maxim T. Rowe Price MidCap Growth Portfolio	•	Maxim Bernstein International Equity Portfolio
•	Maxim Invesco ADR Portfolio	•	Maxim MFS International Growth Portfolio
•	Maxim Ariel Small-Cap Value Portfolio	•	Maxim Small-Cap Growth Portfolio
•	Maxim Loomis Sayles Small-Cap Value Portfolio	•	Maxim Small-Cap Value Portfolio
•	Maxim Ariel MidCap Value Portfolio	•	Maxim MidCap Value Portfolio
•	Maxim T. Rowe Price MidCap Growth Portfolio	•	Maxim Bernstein International Equity Portfolio
•	Maxim Invesco ADR Portfolio	•	Maxim MFS International Growth Portfolio
•	Maxim Janus Large Cap Growth Portfolio	•	Maxim T. Rowe Price Equity/Income Portfolio
•	Maxim Stock Index Portfolio	•	Maxim Index 600 Portfolio
•	Maxim S&P 500 Index® Portfolio	•	Maxim Aggressive Profile I Portfolio
•	Maxim Aggressive Profile II Portfolio	•	Maxim Moderate Profile I Portfolio‡
•	Maxim Moderate Profile II Portfolio‡	•	Maxim Moderately Aggressive Profile I Portfolio
•	Maxim Moderately Aggressive Profile II Portfolio

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‡ Please note that the Maxim Moderate Profile I and Maxim Moderate Profile II Portfolios may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding “Debt Portfolios” below beginning on page 66.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, though only the Maxim Bernstein International Equity, Maxim Invesco ADR and Maxim MFS International Growth Portfolios will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities” on page 68.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies” on page 67. Debt securities are discussed below under “Debt Portfolios” on page 66. Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives” on page 69.

The Aggressive Profile I, Moderately Aggressive Profile I, Moderate Profile I, Aggressive Profile II, Moderately Aggressive Profile II and Moderate Profile II Portfolios are considered “Equity Portfolios” because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that Portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or

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unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolios

Certain of the Equity Portfolios are Index Portfolios. This means they are not actively managed, but are designed to track the performance of specified benchmarks. The benchmark indexes are described below:

The S&P 500® Composite Stock Price Index (the “S&P 500®”) is comprised of the stocks that make up the S&P 500® and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

The S&P Small Cap 600® Stock Index (the “S&P SmallCap 600®”) is comprised of the stocks which make up the S&P SmallCap 600® and trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ over-the-counter market. The S&P SmallCap 600® is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

The S&P MidCap 400® Index (the “S&P MidCap 400®”) is comprised of the middle tier of stock market capitalization companies compiled by the Standard & Poor’s corporation of companies having a weighted market capitalization averaging $5.5 billion.

**“Standard & Poor’s®” and “S&P®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GWL&A. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

The S&P 500®, S&P SmallCap 600® and S&P MidCap 400® are sponsored by Standard & Poor’s which is responsible for determining which stocks are represented on the indices.

None of the Portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the “Sponsors”), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolios or MCM. The Sponsors are not responsible for and do not participate in the operation or management of any Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500®, S&P SmallCap 600® and S&P MidCap 400® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index portfolios typically have the following characteristics:

•	Variety of investments. Index portfolios generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, index portfolios usually do not perform dramatically better or worse than their benchmarks.

•

Low cost. Index portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most index portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some index portfolios may pay out higher-than-expected taxable distributions. This is because index portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Debt Portfolios

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Each of the Maxim Conservative and Moderately Conservative Profile Portfolios will normally invest at least 65% of its assets in debt securities. Each of the other Debt Portfolios will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments. The Debt Portfolios include:

•	Maxim Money Market Portfolio	•	Maxim U.S. Government Securities Portfolio
•	Maxim Short Duration Bond Portfolio	•	Maxim Global Bond Portfolio
•	Maxim Bond Index Portfolio	•	Maxim High Yield Bond Portfolio
•	Maxim Federated Bond Portfolio	•	Maxim Loomis Sayles Bond Portfolio
•	Maxim Moderately Conservative Profile I Portfolio‡	•	Maxim Conservative Profile I Portfolio‡
•	Maxim Moderately Conservative Profile II Portfolio‡	•	Maxim Conservative Profile II Portfolio‡

‡ Please note that the Maxim Moderately Conservative Profile I, Maxim Conservative Profile I, Maxim Moderately Conservative Profile II and Maxim Conservative Profile II Portfolios may invest in the equity categories described above. It is, therefore, important that an investor also review the discussion regarding “Equity Portfolios” above beginning on page 64.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The following Portfolios may invest in below investment grade debt securities: Maxim Loomis Sayles Bond, Maxim High Yield Bond, Maxim Federated Bond, Maxim Global Bond, Maxim Short Duration Bond, Maxim T. Rowe Price MidCap Growth, Maxim T. Rowe Price Equity/Income and Maxim Janus Large Cap Growth.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities” on page 68.

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under “Equity Portfolios.” Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives” on page 69.

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Debt Index Portfolio

The Maxim Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The Benchmark Index is described below:

Lehman Aggregate Bond Index

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The portfolio manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies
In addition to the Maxim Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio’s Sub-Adviser. Each non-money market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

GSAM’s Quantitative Investment Strategies (“QIS”) Team Philosophy (Maxim MidCap Value Portfolio):

Step 1: Stock Selection

GSAM forecasts expected returns on over 3,500 stocks within the U.S. on a daily basis. Stock return forecasts are determined using a proprietary model developed by the QIS group.. This model is based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries

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Step 2: Portfolio Construction

GSAM uses a proprietary risk model to help manage the expected deviation of the Portfolio’s returns and the benchmark’s returns. The risk model includes all of the above themes used in the return model, as well as several other factors GSAM believes are associated with risk but not return. In this process, GSAM seeks to add value by overweighting (relative to the benchmark) stocks with attractive characteristics (as defined by the return model) and underweighting stocks with less attractive characteristics. At the same time, GSAM seeks to manage risk by controlling exposure to other characteristics such as size and sector weight deviations relative to the benchmark. A computer optimizer evaluates many different security combinations and weightings in an effort to construct the most efficient risk/return portfolio.

Step 3: Efficient Implementation

GSAM’s portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Portfolio.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim Bernstein International Equity, Maxim MFS International Growth, Maxim Global Bond and Maxim Invesco ADR Portfolios pursue investment in foreign securities as their principal investment strategy. Therefore, as an investor in these Portfolios, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. However, many of the other Portfolios may, in a manner consistent with their respective investment objectives and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Maxim Bernstein International Equity, Maxim MFS International Growth, Maxim Global Bond and Maxim Invesco ADR Portfolios have substantial exposure to foreign markets since these Portfolios invest primarily in securities of foreign issuers. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

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ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market Portfolio and Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolios do not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolios may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolios may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.

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MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Money Market	0.46%
Maxim U.S. Government Securities	0.60%
Maxim Loomis Sayles Bond	0.90%
Maxim Short Duration Bond	0.60%
Maxim Global Bond	1.30%
Maxim Federated Bond	0.70%
Maxim High Yield	1.10%
Maxim Bernstein International Equity	1.00%
Maxim Invesco ADR	1.00%
Maxim MFS International Growth	1.20%
Maxim T. Rowe Price Equity/Income	0.80%
Maxim Janus Large Cap Growth	1.05%
Maxim Ariel MidCap Value	0.95%
Maxim MidCap Value	1.25%
Maxim T. Rowe Price MidCap Growth	1.00%
Maxim Ariel Small-Cap Value	1.00%
Maxim Loomis Sayles Small-Cap Value	1.00%
Maxim Small-Cap Growth	0.95%
Maxim Small-Cap Value	1.40%
Maxim Stock Index	0.60%
Maxim Index 600	0.60%
Maxim S&P 500 Index®	0.60%
Maxim Bond Index	0.50%
Maxim Aggressive Profile I	0.25%
Maxim Moderately Aggressive Profile I	0.25%
Maxim Moderate Profile I	0.25%
Maxim Moderately Conservative I	0.25%
Maxim Conservative Profile I	0.25%
Maxim Aggressive Profile II	0.10%
Maxim Moderately Aggressive Profile II	0.10%
Maxim Moderate Profile II	0.10%
Maxim Moderately Conservative II	0.10%
Maxim Conservative Profile II	0.10%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008. A discussion regarding the basis for the Board of Directors approving the sub-advisory agreements for the Maxim MidCap Value and Maxim Small-Cap Value Portfolios is included in the Statement of Additional Information.

For those Portfolios that are “directly” advised by MCM (i.e., without the assistance of a Sub-Adviser), namely the Maxim Money Market, Maxim Bond Index, Maxim Short Duration Bond and Maxim U.S. Government Securities, MCM uses teams of professionals to manage the assets of those Portfolios. Catherine Tocher, as portfolio manager, is primarily responsible for the day-to-day management of the Portfolios. Her strategists and traders meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the Portfolios under her direction, guided by the respective Portfolio’s investment objective and strategy.

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Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. This information statement will be provided to shareholders of the applicable Portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following Sub-Advisers provide services for the Portfolios indicated:

Alliance Capital Management, L.P.	Janus Capital Management LLC

Maxim Bernstein International Equity Portfolio	Maxim Janus Large Cap Growth Portfolio

Ariel Capital Management, LLC	Loomis Sayles & Company, L.P.

Maxim Ariel Small-Cap Value Portfolio	Maxim Loomis Sayles Bond Portfolio
Maxim Ariel MidCap Value Portfolio	Maxim Loomis Sayles Small-Cap Value Portfolio

BNY Investment Advisors	Massachusetts Financial Services Company

Maxim Index 600 Portfolio	Maxim MFS International Growth Portfolio
Maxim S&P 500 Index® Portfolio
Maxim Stock Index Portfolio	Silvant Capital Management LLC

Maxim Small Cap Growth Portfolio
Federated Investment Management Company

Maxim Federated Bond Portfolio	T. Rowe Price Associates, Inc.

Maxim T. Rowe Price MidCap Growth Portfolio
Franklin Advisers, Inc.	Maxim T. Rowe Price Equity/Income Portfolio

Maxim Global Bond Portfolio
Western Asset Management Company

Goldman Sachs Asset Management L.P.	Maxim High Yield Bond Portfolio

Maxim MidCap Value Portfolio

Invesco Global Asset Management (N.A.)

Maxim Invesco ADR Portfolio

Invesco Institutional (N.A.), Inc.

Maxim Small-Cap Value Portfolio

Following is additional information about each Sub-Adviser:

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Alliance Capital Management L.P. (“Alliance”) Alliance, registered as an investment adviser under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

The management of and investment decisions for the Portfolio are made by the AllianceBernstein Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The three members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon Fay, Kevin Simms and Henry D’Auria.

Ms. Fay joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. She brings to this role a range of experience in helping establish AllianceBernstein as a global player in value investing, having first successfully launched Canadian Value as the firm’s first single-market service focused outside the US. She went on to build the UK Value service, the firm’s first portfolio-management and research team based outside of the US. Until January 2006, Ms. Fay was Co-CIO—European and UK Value Equities, a position she assumed with Bernstein. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO—Canadian Value Equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. CFA. Location: London.

Mr. Simms was named co-CIO—International Value equities in 2003, which he has assumed in addition to his role as director of research—Global and International Value equities, a position he has held since 2000. As research director, he has been instrumental in implementing significant enhancements to Bernstein’s cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research—Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

Mr. D’Auria was named co-CIO—International Value equities in 2003, adding to his responsibilities as CIO—Emerging Markets Value equities, which he assumed in 2002.

Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research—Small Cap Value equities and director of research—Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before coming to Bernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. CFA Charterholder. Location: New York.

Ariel Capital Management, LLC (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel Small-Cap Value and Maxim Ariel MidCap Value Portfolios is John W. Rogers, Jr., Chairman and Chief Executive Officer. As Founder of Ariel, Mr. Rogers is the father of the investment and business philosophy that guides the firm today. Mr. Rogers founded Ariel Capital Management, LLC in 1983 on the idea that wealth can be created by investing in great companies at bargain prices, whose true value would be realized over time. By adhering to a consistent investment philosophy based on patience and independent thinking, Mr. Rogers has transformed Ariel into a widely recognized mutual fund company and money management firm with over $13 billion in assets under management. Mr. Rogers specializes in small and mid-cap U.S. equities and serves as the Lead Portfolio Manager of the firm’s flagship Ariel Fund—which celebrated its 20-year anniversary in 2006—along with Ariel Appreciation Fund, a mid-cap value fund established in 1989. Additionally, as the firm’s Chief Investment Officer, he manages Ariel’s small and mid-cap institutional portfolios. Prior to founding Ariel, he spent 2½ years at William Blair & Company after graduating with an AB in Economics from Princeton University where he was also

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Captain of the Varsity Basketball Team. Beyond Ariel, Mr. Rogers serves on the Board of Directors of Aon Corporation, Exelon Corporation and McDonald’s Corporation. He is also a Director of the Chicago Urban League, a Trustee of the University of Chicago and a Member of the John S. and James L. Knight Foundation.

BNY Investment Advisors (“BNY”) is a separately identifiable division of The Bank of New York, a New York State chartered bank (the “Bank”), and is registered as an investment adviser under the Investment Advisers Act of 1940. BNY’s principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Stock Index and Maxim Index 600 Portfolios on April 1, 2003. BNY began management of the Maxim S&P 500 Index® Portfolio on June 30, 2003.

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Portfolios. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Steven Wetter, Mr. Michael Yachimski, Mr. Rafael Zayas and Mr. Robert McGrath.

Kurt Zyla is Equity Index and ETF Strategist. Prior to stating this position in 1998, Mr. Zyla was an index portfolio manger in BNY Asset Management’s Special Investment Products area, where he was responsible for portfolio transitions / liquidations and equity derivative strategies. Before joining BNY Asset Management in 1989, Mr. Zyla held positions in technical sales and product management with Englehard Corporation’s Specialty Chemical’s division. Mr. Zyla graduated with a BS in Chemical Engineering from the New Jersey Institute of Technology, and he obtained an MBA from New York University’s Stern School of Business.

Denise Krisko is Head of Equity Index Strategies, Quantitative Equity Management Group. Prior to joining BNY, she held a variety of senior investment positions, including Director and Senior Quantitative Equity Portfolio Manager, at Deutsche Asset Management and Northern Trust. She has also worked as a Senior Quantitative Portfolio Manager for the Vanguard Group, and as a Brokerage Specialist for Federated Investors. Ms. Krisko has attained the Chartered Financial Analyst (CFA) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Lloyd Buchanan is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to serving in this role, Mr. Buchanan was the Chief Operating Officer and a portfolio manager at Axe-Houghton Associates until 2002, when the business was acquired by BNY Asset Management. Before this, he was an Index Fund Manager at Bankers Trust Company. In his personal life, Mr. Buchanan is a Trustee on the Executive Committees of The Foundation for Economic Education and The Objectivist Center. Mr. Buchanan graduated with a BS in Economics from the Wharton School at the University of Pennsylvania, and he obtained an MBA from New York University.

Robert McCormack is a Senior Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic index portfolio management. Prior to serving in this role, Mr. McCormack worked as a Relationship Manager for The Bank of New York’s Master Trust/Custody division, where he specialized in working with endowments and foundations and other non-profit organizations. Mr. McCormack graduated with a BS in Accounting from Long Island University.

Todd Rose is a Senior Portfolio Manager in the Quantitative Equity Management Group. He has held a variety of high-profile positions at the Firm, and prior to his current position Mr. Rose worked in BNY Asset Management’s Mutual Funds Accounting division. Before joining BNY Asset Management in 1997, Mr. Rose was a Financial Consultant with Merrill Lynch. He began his investment career at Chicago-based Linnco Futures, where he worked as a trader. Mr. Rose graduated with a BS in Accounting from the University of Maryland, and he obtained an MBA from Fordham University.

Steven Wetter is Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to joining BNY, Mr. Wetter was Senior Portfolio Manager and Trader in the International Quant division of Bankers Trust, and continued in that role as the division was sold to Deutsche Bank in 1999, and Northern Trust in 2003. He began his career in the financial industry in 1987, as part of Scudder’s International Equity team. Mr. Wetter has managed and traded global quant portfolios since 1993. Mr. Wetter has a BA from the University of California, Berkeley, and an MBA, with distinction, from NYU’s Stern School of Business.

Michael Yachimski is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic and international portfolio management and trader. Prior to joining the team, Michael worked in the

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quantitative equity department at BlackRock Financial as an associate portfolio manager and trader. He has also held operations and accounting positions at Societe Generale and Investors Bank & Trust. Michael earned a Bachelor of Science degree in Finance from Providence College.

Rafael Zayas is a Portfolio Manager in the Quantitative Equity Management Group, where he works on exchange-traded and international equity funds. He comes to BNY after consulting as a trading desk analyst for legacy Bank of New York. He began his career in the financial industry as a trader, most recently at Assent, LLC. Rafael graduated with a BS in Electrical Engineering from Cornell University.

Robert McGrath is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic portfolio management, cash equitization and trade administration. Prior to joining the Group in 2001, Mr. McGrath worked in The Bank of New York’s Master Trust/Custody Accounting division, where he provided domestic and global accounting services to the Bank’s clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath graduated with a BS in Accounting and Computer Information Systems from Manhattan College, and he obtained an MBA from Baruch College’s Zicklin School of Business.

Federated Investment Management Company (“Federated”)is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is a Delaware business trust with its principal business address at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Robert J. Ostrowski, Christopher J. Smith, and John T. Gentry are the portfolio managers of the Maxim Federated Bond Portfolio. Mr. Mark E. Durbiano is also a manager with respect to the high-yield portion of the Portfolio.

Mr. Ostrowski is Senior Vice President/Chief Investment Officer, Domestic and International Government and Corporate Bond Groups, and Senior Portfolio Manager and is responsible for portfolio management and administration of the Government and General High Grade Corporate Bond Groups with Federated. He joined Federated in 1987 and has 21 years investment experience.

Mr. Smith is a Vice President and Senior Portfolio Manager for Federated. He is responsible for portfolio management and research, focusing primarily on financial institution portfolios (insurance companies, banks, credit unions & pension funds). Mr. Smith joined Federated in 1995 and has 28 years investment experience.

Mr. Gentry is a Vice President and Portfolio Manager and is responsible for portfolio management and investment research in the fixed income area concentrating on high grade corporate, U.S. government, and U.S. government agency bonds with Federated. He joined Federated in 1995 and has 18 years investment experience.

Mr. Durbiano, who manages only the high-yield portion of the Portfolio, is a Senior Vice President and Senior Portfolio Manager for Federated, and is the head of their Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. He is a member of the Pittsburgh Society of Financial Analysts, has been with Federated since 1982 and has 26 years investment experience.

Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, CA 94403, and is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange.

The Maxim Global Bond Portfolio is managed by Dr. Michael Hasenstab. Michael Hasenstab initially joined Franklin Templeton Investments in July of 1995. After a leave of absence to obtain his Ph.D., he rejoined the company in April of 2001. Currently, Dr. Hasenstab is Senior Vice President, Co-Director, and Portfolio Manager for Franklin Templeton Investments’ International Bond Department. In this position, he co-directs all investment strategies within the International Fixed Income Group and co-manages the portfolio management team. In addition, he is a member of the Global Economic and Sector Allocation Committees, and is Co-Portfolio Manager for numerous Franklin Templeton funds. Dr. Hasenstab specializes in global macro economic analysis with a focus on currency, interest rate, and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively in Asia, published research on China’s financial market, and consulted global companies on Asia-Pacific

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investments and strategy. Dr. Hasenstab earned a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University, a Master’s in Economics of Development from the Australian National University, and a B.A. in International Relations/Political Economy from Carleton College in the United States.

Goldman Sachs Asset Management, L.P. (“GSAM®”) is a Delaware limited partnership with its principal business address at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

In connection with GSAM’s service as Sub-Adviser to the Maxim MidCap Value Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

Robert C. Jones, CFA; Managing Director

Mr. Jones brings over 27 years of investment experience to his work in the Quantitative Investment Strategies Group, where he is the Co-CIO of the equities business. Mr. Jones developed the original model and investment process for the Global Quantitative Equity Group in the late 1980s, and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, Mr. Jones conducted quantitative research for both a major investment banking firm and an options consulting firm. In his career, Mr. Jones has been fortunate to have worked with some of the paragons of modern finance, including Harry Markowitz, Fischer Black and Bob Litterman. He received a BA from Brown University and an MBA from the University of Michigan, where he serves on the Investment Advisory Committee for the University Endowment. Mr. Jones is a CFA charter holder. He is a member of the New York Society of Security Analysts, the Institute for Quantitative Research in Finance (the ‘Q Group’), QWAFAFEW (Quantitative Work Alliance For Applied Finance, Education and Wisdom), and the Chicago Quantitative Alliance and is a board member and past president of the New York Society of Quantitative Analysts. His articles on quantitative techniques have been published in leading books and financial journals, including Modern Investment Management: An Equilibrium Approach, the Financial Analysts Journal and The Journal of Portfolio Management. He is also an Advisory Board member for The Journal of Portfolio Management.

Mark M. Carhart, PhD, CFA; Managing Director

Mr. Carhart has been with GSAM’s Quantitative Strategies Group since September 1997, becoming Co-CIO in January 1998 and most recently assuming the role of Co-CIO of the Quantitative Investment Strategies Group. Prior to joining Goldman Sachs, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center, where he studied survivorship and predictability in mutual fund performance. Mr. Carhart has published in The Journal of Finance and The Review of Financial Studies and has also contributed two chapters to Modern Investment Management: An Equilibrium Approach. Mr. Carhart has served on the GSAM Investment Policy Group and currently serves on both the Board of Directors and Program Committee for the Q-Group, as well as the Advisory Board for the Journal of Investment Management Conference Series. He received a BA from Yale University in 1988, Chartered Financial Analyst designation in 1991, and PhD from The University of Chicago Graduate School of Business in 1995.

Melissa R. Brown, CFA; Managing Director

As Co-Head of Global Product Strategy, Ms. Brown is responsible for product development, strategy and communications for the Quantitative Investment Strategies team. Ms. Brown joined GSAM in 1998 as product manager for the Quantitative Equity Group, focusing on US and Global portfolios. She became a Senior Portfolio Manager of the group in 2001, with responsibilities in research and portfolio construction in addition to her role of communicating with clients, prospects and consultants on the investment process. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee. Ms. Brown has 23 years of industry experience, including 10 years as an All-Star-rated Quantitative Analyst in the Institutional Investor annual survey. She received a BS in Economics from the

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Wharton School of the University of Pennsylvania and an MBA in Finance from New York University. Ms. Brown is a CFA charter holder. She currently serves on the board of the Chicago Quantitative Alliance and is a former sub-chairperson on the Institute of Chartered Financial Analysts’ Candidate Curriculum Committee.

Andrew W. Alford, PhD; Managing Director

Mr. Alford is responsible for the US equity long-only portfolios as well as the Flex equity long-short strategies. Mr. Alford has a BS in Information and Computer Science from the University of California at Irvine (1984) and MBA and PhD degrees from the Graduate School of Business at the University of Chicago (1986 and 1990). Prior to joining GSAM, he was a professor at the Wharton School of Business at the University of Pennsylvania and the Sloan School of Management at the Massachusetts Institute of Technology.

Invesco Global Asset Management (N.A.), Inc. (“IGAM”), is a Delaware corporation and an indirect wholly owned subsidiary of Invesco Ltd. IGAM is registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

The Maxim Invesco ADR Portfolio is managed day-to-day by an investment team comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments under the direction of the Chief Investment Officer. In addition to managing the Maxim Invesco ADR Portfolio, the team acts as sub-adviser for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals. The five most senior members of the team with the most significant responsibility within the investment team are:

Erik B. Granade joined IGAM in 1996 and currently serves as Chief Investment Officer. Mr. Granade began his investment career in 1986. He received his B.A. in Economics from Trinity College and is a Chartered Financial Analyst.

W. Lindsay Davidson has been with IGAM since 1984 and in 1989 he assumed responsibility for global and international portfolios. He holds an M.A. (Honors) degree in Economics from Edinburgh University. Mr. Davidson currently serves as Managing Director.

Kent A. Starke began his investment career in 1983, and joined IGAM in 1992. He currently serves as a portfolio manager. Mr. Starke received a B.B.A. from the University of Georgia and an M.S. in Finance from Georgia State University.

Michele T. Garren began her investment career in 1987, and joined IGAM in 1997. She currently serves as a portfolio manager. Ms. Garren received a B.B. A. in Finance from Southern Methodist University and an M.B.A. in Finance from New York University. She is a Chartered Financial Analyst.

Ingrid E. Baker currently serves as a portfolio manager, and has been with IGAM since 1999. She began her investment career in 1990, and holds a B. A. in International Politics from Oberlin College and an M.B.A. from I.E.S.E. Spain. Ms. Baker is a Chartered Financial Analyst.

Invesco Institutional (N.A.), Inc. (“Invesco”) Invesco is an investment adviser registered with the SEC. Invesco is located at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309. Invesco has acted as an investment adviser since 1979. Invesco is responsible for the Portfolio’s investment decisions and the execution of securities transactions with respect to the Portfolio. Investment decisions for the Portfolio are made by the following individuals, who are jointly and primarily responsible for the day-to-day management of the Portfolio:

Jeremy S. Lefkowitz, is Portfolio Manager and lead manager of Invesco’s Quantitative Strategies Team. He has been associated with Invesco and/or its affiliates since 1982. As the lead manager, Mr. Lefkowitz generally has final authority over all aspects of the Portfolios investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Lefkowitz may perform these functions and the nature of these functions, may change from time to time.

Daniel A. Kostyk, portfolio manager, has been associated with Invesco and/or its affiliates since 1995.
V
Glen E. Murphy, portfolio manager, as been associated with Invesco and/or its affiliates since 1995.

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Anthony J. Munchak, portfolio manager, has been associated with Invesco and/or its affiliates since 2000.

Francis M. Orlando, portfolio manager, has been associated with Invesco and/its affiliates since 1987.

The portfolio managers are assisted by the Invesco Quantitative Strategies Research Team, which is comprised of portfolio managers and research analysts.

Janus Capital Management LLC (“Janus”) (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Its principal business address is 151 Detroit Street, Denver, Colorado 80206. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in the financial asset management business. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation.

Ron Sachs, CFA, manages the Maxim Janus Large Cap Growth Portfolio, which he has managed since January 2008. Mr. Sachs is also portfolio manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. He holds a Bachelor’s degree (cum laude) in Economics from Princeton University and a law degree from the University of Michigan. He holds a Chartered Financial Analyst designation.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss, CFA and CIC, Executive Vice President and Vice Chairman of Loomis Sayles. Mr. Fuss has been with Loomis Sayles since 1976. Mr. Fuss earned a BS and Masters in Business Administration from Marquette University.

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999 when he joined Loomis Sayles. Mr. Gatz received a BA from Michigan State University and an MBA from Indiana University.

Daniel G. Thelen, CFA, Vice President of Loomis Sayles, has served as co-manager of the Maxim Loomis Sayles Small Cap Value Portfolio since 1999 and has been employed by Loomis Sayles since 1996. Mr. Thelen received a BA and an MBA from Michigan State University.

Massachusetts Financial Services Company (“MFS”)is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

The Maxim MFS International Growth Portfolio is co-managed by Mr. David R. Mannheim and Mr. Marcus L. Smith. Mr. Mannheim, Investment Officer, has been manager of the MFS Institutional International Equity Fund since January, 1996. He has been employed with MFS since 1988. Mr. Smith, Investment Officer, has been employed with MFS since 1994 and became a portfolio manager of MFS Institutional International Equity Fund effective January 2001.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the

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portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr. Peters share day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1988 and joined T. Rowe Price in 1985. Mr. Peters is a Vice President and equity portfolio manager of T. Rowe Price and is the portfolio manager of the T. Rowe Price Diversified Mid-Cap Growth Fund. Prior to joining the firm in 1993, Mr. Peters was a Portfolio Manager for Geewax, Terker and Company.

Silvant Capital Management LLC (“Silvant”) an investment adviser registered under the Investment Advisers Act of 1940, is a Delaware LLC with its principal business address at 50 Hurt Plaza, Suite 1500, Atlanta, Georgia 30303. Silvant is a wholly owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a wholly owned subsidiary of SunTrust Banks, Inc.

Christopher D. Guinther is the lead portfolio manager for the Maxim Small Cap Growth Portfolio. He is also the lead Portfolio Manager for both the Silvant Large Cap Growth discipline and the Select Large Cap Growth discipline. He has over 15 years of investment experience, the 11 most recent as a lead or co-portfolio manager of institutional small cap growth portfolios.

Prior to joining Silvant, Mr. Guinther served as a lead or co-portfolio manager of institutional small cap growth portfolios. He was with Northern Trust Global Investors as a Senior Vice President and Institutional Small Cap Growth Portfolio Manager. Previously, he worked as a Small Cap Growth Portfolio Manager with both Principal Global Investors and Banc One Investment Advisors. He earned his Bachelor of Business Administration in Finance from Ohio University (1992), where he graduated with honors.

Michael A. Sansoterra is the lead portfolio manager for the Large Cap Growth discipline at Silvant. He is also a named portfolio manager on the Select Large Cap Growth discipline and the Small Cap Growth discipline. He has over 11 years of investment experience.

Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007. Previously, he worked as a Senior Equity Analyst for USAA Investment Management and as an Equity Analyst and Portfolio Manager for The Northern Trust Company. He earned his Bachelor of Science in Economics from The University of Michigan (1994).

Western Asset Management Company

Western Asset Management Company (“Western Asset”), 385 Colorado Blvd., Pasadena, California 91101, a subsidiary of Legg Mason, Inc., was founded in 1971 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2007, Western Asset managed approximately $634.4 billion of assets.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Michael C. Buchanan manages the Maxim High Yield Bond Portfolio.

Mr. Leech and Mr. Walsh, have been employed as portfolio managers for Western Asset for the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

The Maxim High Yield Bond Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic

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oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Buchanan is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Maxim Money Market Portfolio, Maxim U.S. Government Securities Portfolio, Maxim Short Duration Bond Portfolio and Maxim Bond Index Portfolio. The Maxim Money Market Portfolio, Maxim U.S. Government Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher, who is supported by Bruce Masters and Thone Gdovin.

Ms. Tocher has served as manager of the Maxim U.S. Government Securities Portfolio since 1993, the Maxim Short Duration Bond Portfolio since 2003, the Maxim Bond Index Portfolio since 2004 and the Maxim Money Market Portfolio since 2000. Ms. Tocher is Vice President, Investments of GWL&A and joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Maxim Profile Portfolios. The Maxim Profile Portfolios are managed by an Advisory Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios and works with the Advisory Committee in developing and executing the Profile Portfolios’ investment program. Mr. Corbett, Senior Vice President of MCM and Senior Vice President, Investments of GWL&A, has provided advisory services for the Profile Portfolios since inception in 1997. Mr. Corbett also serves on the Board of Directors of MCM. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios’ shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolios’ shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the

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fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolios outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

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•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the Portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the Portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.

•	The Maxim Bond Index, Maxim Federated Bond, Maxim U.S. Government Securities and Maxim Short Duration Bond Portfolios ordinarily distribute dividends from net investment income quarterly.

•

The Maxim T. Rowe Price Equity/Income, Maxim Janus Large Cap Growth, Maxim High Yield Bond, Maxim Ariel MidCap Value, Maxim T. Rowe Price MidCap Growth, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Small-Cap Value, Maxim Small-Cap Growth, Maxim Stock Index, Maxim Index 600, Maxim S&P 500 Index®, Maxim Global Bond, Maxim Loomis Sayles Bond, Maxim Small-Cap Value, Maxim MidCap Value and all Profile Portfolios ordinarily distribute dividends semi-annually.

•	The Maxim Bernstein International Equity, Maxim INVESCO ADR and Maxim MFS International Growth Portfolios ordinarily distribute dividends annually.

•	All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced

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liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Small-Cap and MidCap Portfolios in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). These Portfolios principally invest in small-cap and mid-cap companies, respectively, which may not be frequently traded. Any frequent trading strategies may interfere with management of these Portfolios to a greater degree than Portfolios which invest in highly liquid securities, in part because the Small-Cap and MidCap Portfolios may have difficulty selling small-cap and mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolios’ shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolios may implement trading restrictions. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

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Please note that we cannot prevent all market timing or excessive trading activity as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in

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various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

Pending Sub-Adviser Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al.,U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al.,U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al.,U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al.,U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al.,Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

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Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Federated Investment Management Company is the Sub-Adviser of the Maxim Federated Bond Portfolio. None of the allegations, investigations, or requests for information detailed below relate to MCM, the Fund, or Maxim Federated Bond Portfolio. References below to the “Federated Funds” are references to proprietary mutual funds sponsored by Federated Investors Inc., the parent company of the Federated Funds’ investment advisers and distributors, and not to the Fund or its Portfolios.

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (the “Federated Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated and various Federated Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Federated Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain.

Although Federated does not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

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FINANCIAL HIGHLIGHTS

The audited financial statements as of December 31, 2007 for each of the Portfolios of the Fund, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Forms N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables contained therein are intended to help you understand each Portfolio’s financial history for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Reports for each of the Fund’s Portfolios. A free copy of each Portfolio’s Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

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This Prospectus should be read
and retained for future reference.

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MAXIM SERIES FUND, INC.

Maxim Ariel MidCap Value Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment. This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Ariel MidCap Value Portfolio (Sub-Adviser: Ariel Capital Management, LLC)

The investment objective of this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($2.06 billion to $5.53 billion) medium ($5.53 billion to $17.55 billion) or medium/large ($17.55 billion to $56.83 billion) capitalization quintiles of the Russell 3000® Index at the time of purchase.

•	Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

•

Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

•	Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk
• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk
•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk
• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Ariel MidCap Value Portfolio, the highest return for a quarter was 34.61% (quarter ending December 31, 1998) and the lowest return for a quarter was -16.21% (quarter ending September 30, 2002).

The average annual total return for one year, five and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Ariel MidCap Value Portfolio	-1.22%	10.59%	10.75%
Russell MidCap® Index	5.60%	18.21%	9.91%

The inception date for the Maxim Ariel MidCap Value Portfolio was January 3, 1994.

The Russell MidCap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization value of the Russell 1000® Index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Ariel MidCap Value Portfolio

Management Fees	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Ariel MidCap Value Portfolio	$100	$317	$555	$1,263

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolio

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less then three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Ariel MidCap Value Portfolio	0.95%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Capital Management, LLC (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel MidCap Value Portfolio is John W. Rogers, Jr., Chairman and Chief Executive Officer. As Founder of Ariel, Mr. Rogers is the father of the investment and business philosophy that guides the firm today. Mr. Rogers founded Ariel Capital Management, LLC in 1983 on the idea that wealth can be created by investing in great companies at bargain prices, whose true value would be realized over time. By adhering to a consistent investment philosophy based on patience and independent thinking, Mr. Rogers has transformed Ariel into a widely recognized mutual fund company and money management firm with over $13 billion in assets under management. Mr. Rogers specializes in small and mid-cap U.S. equities and serves as the Lead Portfolio Manager of the firm’s flagship Ariel Fund—which celebrated its 20-year anniversary in 2006—along with Ariel Appreciation Fund, a mid-cap value fund established in 1989. Additionally, as the firm’s Chief Investment Officer, he manages Ariel’s small and mid-cap institutional portfolios. Prior to founding Ariel, he spent 2½ years at William Blair & Company after graduating with an AB in Economics from Princeton University where he was also Captain of the Varsity Basketball Team. Beyond Ariel, Mr. Rogers serves on the Board of Directors of Aon Corporation, Exelon Corporation and McDonald’s Corporation. He is also a Director of the Chicago Urban League, a Trustee of the University of Chicago and a Member of the John S. and James L. Knight Foundation.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in mid-cap companies, which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Ariel Small-Cap Value Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033
This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Ariel Small-Cap Value Portfolio (Sub-Adviser: Ariel Capital Management, LLC)

The investment objective of this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•
Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($2.06 billion and below) or medium/small ($2.06 billion to $5.53 billion) capitalization quintiles of the Russell 3000® Index at the time of purchase.

• Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

•

Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

• Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Ariel Small-Cap Value Portfolio, the highest return for a quarter was 20.41% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.76% (quarter ending September 30, 1998).

The average annual total return for one year, five and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Ariel Small-Cap Value Portfolio	-2.49%	11.51%	9.22%
Russell 2000® Index	-1.57%	16.25%	7.08%

The inception date for the Maxim Ariel Small-Cap Value Portfolio was December 1, 1993.

The Russell 2000® Index is a list compiled by the Frank Russell Company that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Ariel Small-Cap Value Portfolio

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.04%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Ariel Small-Cap Value Portfolio	$107	$336	$589	$1,341

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolio

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Ariel Small-Cap Value Portfolio	1.00%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Ariel Capital Management, LLC (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel Small-Cap Value a Portfolio is John W. Rogers, Jr., Chairman and Chief Executive Officer. As Founder of Ariel, Mr. Rogers is the father of the investment and business philosophy that guides the firm today. Mr. Rogers founded Ariel Capital Management, LLC in 1983 on the idea that wealth can be created by investing in great companies at bargain prices, whose true value would be realized over time. By adhering to a consistent investment philosophy based on patience and independent thinking, Mr. Rogers has transformed Ariel into a widely recognized mutual fund company and money management firm with over $13 billion in assets under management. Mr. Rogers specializes in small and mid-cap U.S. equities and serves as the Lead Portfolio Manager of the firm’s flagship Ariel Fund—which celebrated its 20-year anniversary in 2006—along with Ariel Appreciation Fund, a mid-cap value fund established in 1989. Additionally, as the firm’s Chief Investment Officer, he manages Ariel’s small and mid-cap institutional portfolios. Prior to founding Ariel, he spent 2½ years at William Blair & Company after graduating with an AB in Economics from Princeton University where he was also Captain of the Varsity Basketball Team. Beyond Ariel, Mr. Rogers serves on the Board of Directors of Aon Corporation, Exelon Corporation and McDonald’s Corporation. He is also a Director of the Chicago Urban League, a Trustee of the University of Chicago and a Member of the John S. and James L. Knight Foundation.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in small-cap companies, which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling small-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Bernstein International Equity Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Bernstein International Equity Portfolio (Sub-Adviser: Alliance Capital Management, L.P.)

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

•	Under normal circumstances, invest primarily in companies located outside the U.S., including those in emerging markets.

•

Focus on the market price of a company’s securities relative to the company’s potential long-term earnings, asset value and cash flow potential. The company’s historical value measures including price/earnings ratio, profit margins and liquidation value will also be considered, but are not limiting factors.

The principal investment risks for this Portfolio include:

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Turnover Risk

•	High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Geographic Concentration Risk

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When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Derivative Risk

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When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

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In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Bernstein International Equity Portfolio, the highest return for a quarter was 20.63% (quarter ending June 30, 2003) and the lowest return for a quarter was -22.66% (quarter ending September 30, 1998).

The average annual total return for one year, five and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Bernstein International Equity Portfolio	6.26%	22.07%	9.58%
MSCI EAFE® Index	11.63%	22.08%	9.04%

The inception date for the Maxim Bernstein International Equity Portfolio was December 1, 1993.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Bernstein International Equity Portfolio

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses[1]	0.12%
Total Annual Portfolio
Operating Expenses	1.12%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance

1 “Other Expenses” were lower than the figure shown by 0.01% due to a voluntary waiver by MCM. MCM can terminate this voluntary waiver at any time.

products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Bernstein International Equity Portfolio	$115	$362	$634	$1,444

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies, though the Maxim Bernstein International Equity Portfolio will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim Bernstein International Equity Portfolio pursues investment in foreign securities as its principal investment strategy. Therefore, as an investor in the Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S.

companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Bernstein International Equity Portfolio	1.00%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Alliance Capital Management L.P. (“Alliance”) Alliance, registered as an investment adviser under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

The management of and investment decisions for the Portfolio are made by the AllianceBernstein Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The three members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Sharon Fay, Kevin Simms and Henry D’Auria.

Ms. Fay joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. She brings to this role a range of experience in helping establish AllianceBernstein as a global player in value investing, having first successfully launched Canadian Value as the firm’s first single-market service focused outside the US. She went on to build the UK Value service, the firm’s first portfolio-management and research team based outside of the US. Until January 2006, Ms. Fay was Co-CIO—European and UK Value Equities, a position she assumed with Bernstein. She also serves on AllianceBernstein’s Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO—Canadian Value Equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard University. CFA. Location: London.

Mr. Simms was named co-CIO—International Value equities in 2003, which he has assumed in addition to his role as director of research—Global and International Value equities, a position he has held since 2000. As research director, he has been instrumental in implementing significant enhancements to Bernstein’s cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research—Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

Mr. D’Auria was named co-CIO—International Value equities in 2003, adding to his responsibilities as CIO—Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research—Small Cap Value equities and director of research—Emerging Markets Value equities. Mr. D’Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before coming to Bernstein, Mr. D’Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. CFA Charterholder. Location: New York.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Bond Index Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment. This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Bond Index Portfolio

The investment objective for this Portfolio is to:

•	Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (“Lehman Index”).

Principal Investment Strategies. The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in:

•	Securities of the Lehman Index, and

•

A portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

The principal investment risks for the Portfolio include:

Index Risk

•

It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Lehman Index, because the adverse performance of a particular bond normally will not result in eliminating the bond from the Portfolio. The Portfolio will remain invested in bonds even when bond prices are generally falling.

Tracking Error Risk

•

Several factors will affect the Portfolio’s ability to precisely track the performance of the Lehman Index. For example, unlike the Lehman Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk
•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Liquidity Risk
•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Management Risk
•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart of the Maxim Bond Index Portfolio, the highest return for a quarter was 5.13% (quarter ending September 30, 2001) and the lowest return for a quarter was -2.76% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Bond Index Portfolio	6.74%	3.79%	5.37%
Lehman Aggregate Bond Index	6.79%	4.42%	5.97%

The inception date for the Maxim Bond Index Portfolio was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Bond Index Portfolio

Management Fees	0.50%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.50%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Bond Index Portfolio	$51	$162	$283	$645

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolio

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

While the Portfolio, as a Debt Portfolio intend to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Debt Index Portfolio

The Maxim Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The Benchmark Index is described below:

Lehman Aggregate Bond Index

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Bond Index Portfolio	0.50%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

MCM uses a team of professionals to manage the assets of the Portfolio. Catherine Tocher, as portfolio manager, is primarily responsible for the day-to-day management of the Portfolio. Her strategists and traders meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team member buy and sell securities for the Portfolio under her direction, guided by the Portfolio’s investment objective and strategy.

Ms. Tocher has handled the day-to-day management responsibility for the Maxim Bond Index Portfolio since 2004. She is supported by Bruce Masters and Thone Gdovin. Ms. Tocher is Vice President, Investments of GWL&A and joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s share may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends from net investment income quarterly.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Federated Bond Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Federated Bond Portfolio (Sub-Adviser: Federated Investment Management Company)

The investment objective of this Portfolio is to:

•

Seek to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Principal investment strategies. This Portfolio:

•

Under normal circumstances, will invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities and U.S. government obligations. A portion of the Portfolio may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment-grade securities. Domestic non-investment-grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment-grade and foreign investment-grade debt securities. The foreign debt securities in which the Portfolio may invest may be denominated in either foreign currency or in U.S. Dollars.

•

Investment grade securities are rated BBB or higher by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are of comparable quality as determined by the Sub-Adviser based on its credit assessment that the security is comparable to investment grade. Non-investment-grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the Sub-Adviser will re-evaluate the security, but will not be required to sell it.

•

May opportunistically invest in derivative contracts, such as swaps, options, futures and forward contracts, to efficiently implement the Portfolio’s overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Portfolio may use derivative contracts. First, the Sub-Adviser may use derivatives to increase or decrease the Portfolio’s exposure to an underlying asset without actually buying or selling the asset. Second, the Portfolio may invest in derivatives that are designed to have risk/return characteristics similar to an index, such as the Portfolio’s benchmark or another diversified basket of individual securities, as a way to quickly or cost effectively adjust the Portfolio’s exposure to a sector of the fixed income market. Third, the Sub-Adviser may use derivatives to obtain exposure to an issuer that does not have publicly traded debt. Fourth, the Portfolio may enter into combinations of derivative contracts in an attempt to benefit from changes in the prices of those derivative contracts (without regard to changes in the value of the security, index or currency underlying the derivative). Finally, the Sub-Adviser may use derivatives to implement the Portfolio’s hedging strategies, as more fully described below. There is no guarantee that any investment strategy involving the use of derivatives will work as intended. The Portfolio may trade in the following types of derivative contracts, including combinations thereof: futures contracts; options, including call and put options; swaps; caps and floors; interest rate swaps; total rate of return swaps; credit default swaps; hybrid instruments; credit-linked notes; and hedging.

• Allocate relatively more of the Portfolio holdings to the sector that the Sub-Adviser expects to offer the best balance between total return and risk.

•	Provide the appreciation component of total return by selecting those securities whose prices will, in the Sub-Adviser’s opinion, benefit from anticipated changes in economic and market conditions.

•	Lengthen or shorten duration from time to time based on the Sub-Adviser’s interest rate outlook; however, the Portfolio has no set duration parameters.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

•

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk

• A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

• An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Prepayment Risk

•

When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk

• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Risks of Investing in Derivative Contracts and Hybrid Instruments

•

The Portfolio’s use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in Portfolio holdings. Third, there is a risk that derivatives contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Finally, derivative contracts and hybrid instruments may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Derivative contracts and hybrid instruments may also involve other risks such as stock market, credit, liquidity and leverage risks.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Federated Bond Portfolio, the highest return for a quarter was 3.66% (quarter ending September 30, 2006) and the lowest return for a quarter was -2.34% (quarter ending June 30, 2004).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim Federated Bond Portfolio	6.68%	3.42%
Lehman Aggregate Bond Index	6.97%	3.93%

The inception date for the Maxim Federated Bond Portfolio was May 21, 2003.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Federated Bond Portfolio

Management Fees	0.70%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.70%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Federated Bond Portfolio	$72	$226	$396	$902

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolio

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities.

As a Debt Portfolio, the Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities”.

While the Portfolio intends to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-

dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Federated Bond Portfolio	0.70%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Federated Investment Management Company (“Federated”)is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is a Delaware business trust with its principal business address at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Robert J. Ostrowski, Christopher J. Smith, and John T. Gentry are the portfolio managers of the Maxim Federated Bond Portfolio. Mr. Mark E. Durbiano is also a manager with respect to the high-yield portion of the Portfolio.

Mr. Ostrowski is Senior Vice President/Chief Investment Officer, Domestic and International Government and Corporate Bond Groups, and Senior Portfolio Manager and is responsible for portfolio management and administration of the Government and General High Grade Corporate Bond Groups with Federated. He joined Federated in 1987 and has 21 years investment experience.

Mr. Smith is a Vice President and Senior Portfolio Manager for Federated. He is responsible for portfolio management and research, focusing primarily on financial institution portfolios (insurance companies, banks, credit unions & pension funds). Mr. Smith joined Federated in 1995 and has 28 years investment experience.

Mr. Gentry is a Vice President and Portfolio Manager and is responsible for portfolio management and investment research in the fixed income area concentrating on high grade corporate, U.S. government, and U.S. government agency bonds with Federated. He joined Federated in 1995 and has 18 years investment experience.

Mr. Durbiano, who manages only the high-yield portion of the Portfolio, is a Senior Vice President and Senior Portfolio Manager for Federated, and is the head of their Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982 and has 26 years of investment experience.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s share may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends from net investment income quarterly.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

Pending Sub-Adviser Legal Matters

Federated Investment Management Company is the Sub-Adviser of the Maxim Federated Bond Portfolio. None of the allegations, investigations, or requests for information detailed below relate to MCM, the Fund, or Maxim Federated Bond Portfolio. References below to the “Federated Funds” are references to proprietary mutual funds sponsored by Federated Investors Inc., the parent company of the Federated Funds’ investment advisers and distributors, and not to the Fund or its Portfolios.

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (the “Federated Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated

Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated and various Federated Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Federated Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain.

Although Federated does not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Global Bond Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Global Bond Portfolio (Sub-Adviser: Franklin Advisers, Inc.)

The investment objective of this Portfolio is to:

•	Seek current income with capital appreciation and growth of income.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world.

•	Ordinarily invest in at least three countries, including the U.S.

•	Hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.

•	Focuses on bonds rated investment grade or the unrated equivalent as determined by the Sub-Adviser.

•	Invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk”) bonds.

•

The Portfolio may invest, from time to time, in forward currency contracts, including engaging in cross hedging, to try to hedge (protect) against currency exchange rate fluctuations or to generate income for the Portfolio. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross-hedging is the practice of the Portfolio selling a non-U.S. currency to reduce exposure to that currency and purchasing another non-U.S. currency in its place that is expected to perform better relative to the U.S. Dollar. The Portfolio would enter into currency instruments to sell a non-U.S. currency in exchange for another non-U.S. currency where the portfolio manager expects the foreign currency purchased to appreciate against the U.S. Dollar, and thus better protect the Portfolio against the expected decline in the foreign currency sold. The Portfolio may also enter into currency and interest rate futures to try to hedge against currency exchange rate fluctuations, or to generate income for the Portfolio.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

•	An issuer may default on its obligations to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Liquidity Risk

•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Portfolio Turnover Risk

•	High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Non-Diversification Risk

•

The Portfolio is classified as non-diversified, which means a relatively high percentage of its assets may be invested in securities of a limited number of issuers, including issuers primarily within the same industry or economic sector.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk
•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Global Bond Portfolio, the highest return for a quarter was 5.36% (quarter ending December 31, 2006) and the lowest return for a quarter was -2.09% (quarter ending June 30, 2004).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Global Bond Portfolio	13.57%	8.12%	7.28%
Citigroup World Government Bond Index	5.68%	4.13%	5.55%

The inception date for the Maxim Global Bond Portfolio was July 26, 1999.

The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks total returns of government bonds in 23 developed countries globally.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Global Bond Portfolio

Management Fees	1.30%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio
Operating Expenses	1.30%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Global Bond Portfolio	$133	$420	$736	$1,676

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the
Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolio

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities.

As a Debt Portfolio, the Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities”.

While the Portfolio, as a Debt Portfolio intends to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Global Bond Portfolio	1.30%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, CA 94403, and is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization, operating as Franklin Templeton Investments, listed on the New York Stock Exchange.

The Maxim Global Bond Portfolio is managed by Dr. Michael Hasenstab. Michael Hasenstab initially joined Franklin Templeton Investments in July of 1995. After a leave of absence to obtain his Ph.D., he rejoined the company in April of 2001. Currently, Dr. Hasenstab is Senior Vice President, Co-Director, and Portfolio Manager for Franklin Templeton Investments’ International Bond Department. In this position, he co-directs all investment strategies within the International Fixed Income Group and co-manages the portfolio management team. In addition, he is a member of the Global Economic and Sector Allocation Committees, and is Co-Portfolio Manager for numerous Franklin Templeton funds. Dr. Hasenstab specializes in global macro economic analysis with a focus on currency, interest rate, and sovereign credit analysis of developed and emerging market countries. Dr. Hasenstab has worked and traveled extensively in Asia, published research on China’s financial market, and consulted global companies on Asia-Pacific investments and strategy. Dr. Hasenstab earned a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University, a Master’s in Economics of Development from the Australian National University, and a B.A. in International Relations/Political Economy from Carleton College in the United States.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•	We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim High Yield Bond Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim High Yield Bond Portfolio (Sub-Adviser: Western Asset Management Company)

The investment objective of this Portfolio is to:

•	Seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Principal investment strategies.

•

Under normal circumstances, this Portfolio will invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield/high-risk (“junk”) bonds and convertible and preferred securities rated below investment grade and related investments.

•

High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor’s Rating Group or Baa by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Sub-Adviser defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. The Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio and may purchase and hold securities in default.

•

Individual security selection is driven by the Sub-Adviser’s economic view, industry outlook and credit analysis. The Sub-Adviser then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The Sub-Adviser allocates the Portfolio’s investments across a broad range of issuers and industries, which can help to reduce risk. In evaluating the issuer’s creditworthiness, the Sub-Adviser employs fundamental analysis and considers the following factors: the strength of the issuer’s financial resources; the issuer’s sensitivity to economic conditions and trends; the issuer’s operating history; and the experience and track record of the issuer’s management or political leadership.

•	The Portfolio may also invest in foreign equity and debt securities, including non-U.S. denominated securities, without limit within the parameters of the Portfolio’s specific investment policies.

•	The Portfolio normally maintains an average effective duration of between three and seven years.

•

Although the Portfolio invests primarily in high yield debt securities, the Portfolio may also invest up to 20% of its assets in other securities, including, but not limited to, investment grade fixed income securities and equity and equity related securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

•

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

•	An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk

•

Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk

•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Derivatives and Hedging Techniques

•

The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps.

•

The Portfolio may use derivatives for any of the following purposes: as a substitute for buying or selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative.

•	A derivative contract would obligate or entitle a portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on a portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim High Yield Bond Portfolio, the highest return for a quarter was 4.71% (quarter ending September 30, 2004) and the lowest return for a quarter was -1.80% (quarter ending March 31, 2005).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim High Yield Bond Portfolio	0.19%	6.61%
Citigroup High Yield Market Index	1.83%	8.70%

The inception date for the Maxim High Yield Bond Portfolio was May 21, 2003.

Prior to 2005, the Portfolio utilized the Lehman U.S. Corporate High Yield Bond Index, an index generally representative of corporate bonds rated below investment-grade, as a benchmark. The index excludes emerging markets debt.

In 2005, the Portfolio began benchmarking against the Citigroup High Yield Market Index, which captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim High Yield Bond Portfolio

Management Fees	1.10%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio
Operating Expenses	1.10%

EXAMPLE

This Eexample is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim High Yield Bond Portfolio	$113	$355	$623	$1,418

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolios

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities.

As a Debt Portfolio, the Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities”.

While the Portfolio, as a Debt Portfolio intends to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim High Yield Bond Portfolio	1.10%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Western Asset Management Company

Western Asset Management Company (“Western Asset”), 385 Colorado Blvd., Pasadena, California 91101, a subsidiary of Legg Mason, Inc., was founded in 1971 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2007, Western Asset managed approximately $634.4 billion of assets.

A team of investment professionals at Western Asset, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Michael C. Buchanan manages the Maxim High Yield Bond Portfolio.

Mr. Leech and Mr. Walsh, have been employed as portfolio managers for Western Asset for the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

The Maxim High Yield Bond Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Buchanan is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s share may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1)	the name of the account;

(2)	the account number;

(3)	the name of the portfolio from which the shares are to be sold;

(4)	the dollar amount or number of shares to be exchanged;

(5)	the name of the portfolio(s) in which new shares will be purchased; and

(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Index 600 Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Index 600 Portfolio (Sub-Adviser: BNY Investment Advisors)

The investment objective for the Portfolio is to:

•	seek investment results that track the total return of the common stocks that comprise its Benchmark Index.

Principal investment strategies. The Portfolio will:

•	Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index:

PORTFOLIO	BENCHMARK INDEX

Maxim Index 600 Portfolio	S&P SmallCap 600® Stock Index

•

Seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

The principal investment risks for the Portfolio include:

Index Risk

•

It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Portfolio’s securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk

•

Several factors will affect the Portfolio’s ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Portfolio and its Benchmark Index.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector as a result of corresponding changes to the Benchmark Index, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Concentration Risk

•

When a Benchmark Index concentrates in an industry or group of industries, the Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Portfolio’s assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Portfolio’s performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Small-Company Risk

•

The Portfolio invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the

Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Maxim Index 600 Portfolio

During the periods shown in the chart for the Maxim Index 600 Portfolio, the highest return for a quarter was 20.46% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.74% (quarter ending September 30, 1998).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Index 600 Portfolio	-0.82%	15.39%	8.34%
S&P SmallCap 600® Index	-0.30%	16.03%	9.02%

The inception date for the Maxim Index 600 Portfolio was December 1, 1993.

The stocks which make up the S&P SmallCap 600® Index trade on the NYSE, AMEX, or NASDAQ over-the-counter market. The S&P SmallCap 600® Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Index 600 Portfolio

Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Index 600 Portfolio	$62	$194	$340	$774

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, the Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolio

Certain of the Equity Portfolios are Index Portfolios. This means it is not actively managed, but is designed to track the performance of specified benchmarks. The Benchmark Index is described below:

The S&P Small Cap 600 Stock Index (the “S&P SmallCap 600®”) is comprised of the stocks which make up the S&P SmallCap 600® and trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ over-the-counter market. The S&P SmallCap 600® is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

**“Standard & Poor’s®” and “S&P®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

The S&P SmallCap 600® is sponsored by Standard & Poor’s which is responsible for determining which stocks are represented on the indices.

None of the portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the “Sponsors”), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolio or MCM. The Sponsors are not responsible for and do not participate in the operation or management of the Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P SmallCap 600® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.

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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolios to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Index 600 Portfolio	0.60%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

BNY Investment Advisors (“BNY”) is a separately identifiable division of The Bank of New York, a New York State chartered bank (the “Bank”), and is registered as an investment adviser under the Investment Advisers Act of 1940. BNY’s principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Index 600 Portfolio on April 1, 2003.

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Portfolio. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Steven Wetter, Mr. Michael Yachimski, Mr. Rafael Zayas and Mr. Robert McGrath.

Kurt Zyla is Equity Index and ETF Strategist. Prior to stating this position in 1998, Mr. Zyla was an index portfolio manger in BNY Asset Management’s Special Investment Products area, where he was responsible for portfolio transitions / liquidations and equity derivative strategies. Before joining BNY Asset Management in 1989, Mr. Zyla held positions in technical sales and product management with Englehard Corporation’s Specialty Chemical’s division. Mr. Zyla graduated with a BS in Chemical Engineering from the New Jersey Institute of Technology, and he obtained an MBA from New York University’s Stern School of Business.

Denise Krisko is Head of Equity Index Strategies, Quantitative Equity Management Group. Prior to joining BNY, she held a variety of senior investment positions, including Director and Senior Quantitative

Equity Portfolio Manager, at Deutsche Asset Management and Northern Trust. She has also worked as a Senior Quantitative Portfolio Manager for the Vanguard Group, and as a Brokerage Specialist for Federated Investors. Ms. Krisko has attained the Chartered Financial Analyst (CFA) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Lloyd Buchanan is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to serving in this role, Mr. Buchanan was the Chief Operating Officer and a portfolio manager at Axe-Houghton Associates until 2002, when the business was acquired by BNY Asset Management. Before this, he was an Index Fund Manager at Bankers Trust Company. In his personal life, Mr. Buchanan is a Trustee on the Executive Committees of The Foundation for Economic Education and The Objectivist Center. Mr. Buchanan graduated with a BS in Economics from the Wharton School at the University of Pennsylvania, and he obtained an MBA from New York University.

Robert McCormack is a Senior Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic index portfolio management. Prior to serving in this role, Mr. McCormack worked as a Relationship Manager for The Bank of New York’s Master Trust/Custody division, where he specialized in working with endowments and foundations and other non-profit organizations. Mr. McCormack graduated with a BS in Accounting from Long Island University.

Todd Rose is a Senior Portfolio Manager in the Quantitative Equity Management Group. He has held a variety of high-profile positions at the Firm, and prior to his current position Mr. Rose worked in BNY Asset Management’s Mutual Funds Accounting division. Before joining BNY Asset Management in 1997, Mr. Rose was a Financial Consultant with Merrill Lynch. He began his investment career at Chicago-based Linnco Futures, where he worked as a trader. Mr. Rose graduated with a BS in Accounting from the University of Maryland, and he obtained an MBA from Fordham University.

Steven Wetter is Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to joining BNY, Mr. Wetter was Senior Portfolio Manager and Trader in the International Quant division of Bankers Trust, and continued in that role as the division was sold to Deutsche Bank in 1999, and Northern Trust in 2003. He began his career in the financial industry in 1987, as part of Scudder’s International Equity team. Mr. Wetter has managed and traded global quant portfolios since 1993. Mr. Wetter has a BA from the University of California, Berkeley, and an MBA, with distinction, from NYU’s Stern School of Business.

Michael Yachimski is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic and international portfolio management and trader. Prior to joining the team, Michael worked in the quantitative equity department at BlackRock Financial as an associate portfolio manager and trader. He has also held operations and accounting positions at Societe Generale and Investors Bank & Trust. Michael earned a Bachelor of Science degree in Finance from Providence College.

Rafael Zayas is a Portfolio Manager in the Quantitative Equity Management Group, where he works on exchange-traded and international equity funds. He comes to BNY after consulting as a trading desk analyst for legacy Bank of New York. He began his career in the financial industry as a trader, most recently at Assent, LLC. Rafael graduated with a BS in Electrical Engineering from Cornell University.

Robert McGrath is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic portfolio management, cash equitization and trade administration. Prior to joining the Group in 2001, Mr. McGrath worked in The Bank of New York’s Master Trust/Custody Accounting division, where he provided domestic and global accounting services to the Bank’s clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath graduated with a BS in Accounting and Computer Information Systems from Manhattan College, and he obtained an MBA from Baruch College’s Zicklin School of Business.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s share may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in small-cap companies, which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling small-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Invesco ADR Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Invesco ADR Portfolio (Sub-Adviser: Invesco Global Asset Management (N.A.), Inc.)

The investment objective of this Portfolio is to:

•	Seek high total return through capital appreciation and current income while reducing risk through diversification.

Principal investment strategies. This Portfolio:

•

Will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts (“ADRs”) or foreign stocks that are registered with the Securities and Exchange Commission (“SEC”) and traded in the U.S.

•	Can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets.

•	Will select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion.

•	Will analyze potential investments through in investment model which compares current stock price to measures such as:

	•	book value;

	•	historical return on equity;

	•	company’s ability to reinvest capital;

	•	dividends; and

	•	dividend growth.

The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

The principal investment risks for this Portfolio include:

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Invesco ADR Portfolio, the highest return for a quarter was 21.53% (quarter ending December 31, 1999) and the lowest return for a quarter was -20.18% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Invesco ADR Portfolio	7.40%	18.39%	7.48%
MSCI EAFE® Index	11.63%	22.08%	9.04%

The inception date for the Maxim Invesco ADR Portfolio was November 1, 1994.

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Invesco ADR Portfolio

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.08%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Invesco ADR Portfolio	$111	$349	$612	$1,392

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies, though the Maxim Invesco ADR Portfolio will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio

may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim Invesco ADR Portfolio pursues investment in foreign securities as its principal investment strategy. Therefore, as an investor in the Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Invesco ADR Portfolio	1.00%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Global Asset Management (N.A.), Inc. (“IGAM”), is a Delaware corporation and an indirect wholly owned subsidiary of Invesco Ltd.. IGAM is registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

The Maxim Invesco ADR Portfolio is managed day-to-day by an investment team comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments under the direction of the Chief Investment Officer. In addition to managing the Maxim Invesco ADR Portfolio, the team acts as sub-adviser for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals. The five most senior members of the team with the most significant responsibility within the investment team are:

Erik B. Granade joined IGAM in 1996 and currently serves as Chief Investment Officer. Mr. Granade began his investment career in 1986. He received his B.A. in Economics from Trinity College and is a Chartered Financial Analyst.

W. Lindsay Davidson has been with IGAM since 1984 and in 1989 he assumed responsibility for global and international portfolios. He holds an M.A. (Honors) degree in Economics from Edinburgh University. Mr. Davidson currently serves as Managing Director.

Kent A. Starke began his investment career in 1983, and joined IGAM in 1992. He currently serves as a portfolio manager. Mr. Starke received a B.B.A. from the University of Georgia and an M.S. in Finance from Georgia State University.

Michele T. Garren began her investment career in 1987, and joined IGAM in 1997. She currently serves as a portfolio manager. Ms. Garren received a B.B. A. in Finance from Southern Methodist University and an M.B.A. in Finance from New York University. She is a Chartered Financial Analyst.

Ingrid E. Baker currently serves as a portfolio manager, and has been with IGAM since 1999. She began her investment career in 1990, and holds a B. A. in International Politics from Oberlin College and an M.B.A. from I.E.S.E. Spain. Ms. Baker is a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Janus Large Cap Growth Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Janus Large Cap Growth Portfolio (Sub-Adviser: Janus Capital Management LLC)

The investment objective of this Portfolio is to:

•	Seek long-term growth of capital.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $7 billion or more at the time of purchase.

•	Under normal circumstances, concentrate in a core group of 20-40 common stocks.

•

Seek attractive investment opportunities consistent with the Portfolio’s investment policies by looking at companies one at a time. If the portfolio manager is unable to find such investments, a significant portion of the Portfolio’s assets may be in cash or similar investments.

•	Invest in foreign equity and debt securities without limit within the parameters of the Portfolio’s specific investment policies.

•	Invest in high-yield/high risk (“junk”) bonds up to 20% of the Portfolio’s net assets at the time of purchase.

The principal investment risks for this Portfolio include:

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

•	An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Liquidity Risk

•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Janus Large Cap Growth Portfolio, the highest return for a quarter was 13.59% (quarter ending December 31, 2004) and the lowest return for a quarter was -7.50% (quarter ending June 30, 2006).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim Janus Large Cap Growth Portfolio	31.02%	18.46%
S&P 500® Index	5.49%	13.81%

The inception date for the Maxim Janus Large Cap Growth Portfolio was May 21, 2003.

The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Janus Large Cap Growth Portfolio

Management Fees	1.05%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.05%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Maxim Janus Large Cap Growth Portfolio	$108	$339	$595	$1,354

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Janus Large Cap Growth Portfolio	1.05%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Janus Capital Management LLC (“Janus”) (together with its affiliates) has servedas an investment adviser since 1969 and currently services as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Its principal business address is 151 Detroit Street, Denver, Colorado 80206. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in the financial asset management business. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation.

Ron Sachs, CFA, manages the Maxim Janus Large Cap Growth Portfolio, which he has managed since January 2008. Mr. Sachs is also portfolio manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. He is also portfolio manager of other Janus accounts. He holds a Bachelor’s degree (cum laude) in Economics from Princeton University and a law degree from the University of Michigan. He holds a Chartered Financial Analyst designation.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business.

In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.
•	The form should be signed by the account owner(s) and include the following information:
(1) the name of the account;
(2) the account number;
(3) the name of the portfolio from which the shares are to be sold;
(4) the dollar amount or number of shares to be exchanged;
(5) the name of the portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.
•	You can request an exchange by telephoning 1-800-537-2033.
•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income(less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.     Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.     Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

Pending Sub-Adviser Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Bond Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033
This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Loomis Sayles Bond Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

•	Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

•	Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

•	Invest up to 20% in preferred stock and convertible preferred stock.

•

Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this20% limitation.

•	Invest up to 35% of its total assets in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk
•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’smaturity, the lower the risk and the lower its yield.

Credit Risk
•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.
•	An issuer may default on its obligation to pay principal and/or interest.
•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
•

Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk
• The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk
• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk
• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Loomis Sayles Bond Portfolio, the highest return for a quarter was 10.56% (quarter ending June 30, 2003)) and the lowest return for a quarter was -5.01% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Loomis Sayles Bond Portfolio	8.10%	12.46%	8.80%
Merrill Lynch Corporate/Government Index	7.27%	4.45%	6.03%

The inception date for the Maxim Loomis Sayles Bond Portfolio was November 1, 1994.

The Merrill Lynch Corporate/Government Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Loomis Sayles Bond Portfolio

Management Fees	0.90%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.90%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Loomis Sayles Bond Portfolio	$92	$291	$510	$1,160

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolios

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities.

As a Debt Portfolio, the Portfolio may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities”.

While the Portfolio, as a Debt Portfolio intends to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Loomis Sayles Bond Portfolio	0.90%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss, CFA and CIC, Executive Vice President and Vice Chairman of Loomis Sayles. Mr. Fuss has been with Loomis Sayles since 1976. Mr. Fuss earned a BS and Masters in Business Administration from Marquette University.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the

Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account; (2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.     Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.     Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Small-Cap Value Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Loomis Sayles Small-Cap Value Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies. This Portfolio will:

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index at the time of purchase.

• Seek to build a core small-cap portfolio of common stocks of solid companies that the Sub-Adviser believes are under-valued in the market.

• Opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.

• Invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

The principal investment risks for this Portfolio include:

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems.

Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Loomis Sayles Small-Cap Value Portfolio, the highest return for a quarter was 17.88% (quarter ending June 30, 2003) and the lowest return for a quarter was -19.41% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Loomis Sayles Small-Cap Value Portfolio	3.21%	16.21%	9.57%
Russell 2000® Index	-1.57%	16.25%	7.08%

The inception date for the Maxim Loomis Sayles Small-Cap Value Portfolio was November 1, 1994.

The Russell 2000® Index is a list compiled by the Frank Russell Company that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Loomis Sayles Small-Cap Value Portfolio

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.07%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Loomis Sayles Small-Cap Value	$110	$346	$606	$1,379
Portfolio

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Loomis Sayles Small-Cap Value Portfolio	1.00%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999 when he joined Loomis Sayles. Mr. Gatz received a BA from Michigan State University and an MBA from Indiana University.

Daniel G. Thelen, CFA, Vice President of Loomis Sayles, has served as co-manager of the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999 and has been employed by Loomis Sayles since 1996. Mr. Thelen received a BA and an MBA from Michigan State University.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in small-cap companies, which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling small-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim MidCap Value Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) –537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim MidCap Value Portfolio (Sub-Adviser: Goldman Sachs Asset Management, L.P. (“GSAM®”))

The investment objective for this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies.

•

Under normal circumstances, the Portfolio will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. Most of these issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. If the market capitalization of a company held by the Portfolio moves outside this range, the Portfolio may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently (as of December 31, 2007) between $479 million and $41.68 billion.

•

The Portfolio may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

•

The Portfolio is managed using a quantitative investment process. GSAM’s quantitative style of investment management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

•

The Portfolio maintains risk, style, capitalization and industry characteristics similar to the Russell MidCap® Value Index. The index is designed to represent an investable universe of mid cap companies with low earnings grown expectations. The Portfolio seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

•	The Portfolio may use derivatives, including futures contracts, to equitize cash in the Portfolio between rebalancings of the Portfolio.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk

•	The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk

•	The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Liquidity Risk

•	The risk that the Portfolio will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Portfolios that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Investment Style Risk

•

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Credit/Default Risk

•	The risk that an issuer or guarantor of fixed-income securities held by the Portfolio may default on its obligation to pay interest and repay principal.

Interest Rate Risk

•

The risk that when interest rates increase, fixed income securities held by the Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Portfolio Performance Data

No portfolio performance data is provided because the Portfolio has not yet commenced operations. The information will appear in a future version of the Prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim MidCap Value Portfolio

Management Fees	1.25%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.25%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim MidCap Value Portfolio	$128	$404	$708	$1,612

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolio

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

GSAM’s Quantitative Investment Strategies (“QIS”) Team Philosophy (Maxim MidCap Value Portfolio):

Step 1: Stock Selection

GSAM forecasts expected returns on over 3,500 stocks within the U.S. on a daily basis. Stock return forecasts are determined using a proprietary model developed by the QIS group.. This model is based on six investment themes—Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries

Step 2: Portfolio Construction

GSAM uses a proprietary risk model to help manage the expected deviation of the Portfolio’s returns and the benchmark’s returns. The risk model includes all of the above themes used in the return model, as well as several other factors GSAM believes are associated with risk but not return. In this process, GSAM seeks to add value by overweighting (relative to the benchmark) stocks with attractive characteristics (as defined by the return model) and underweighting stocks with less attractive characteristics. At the same time, GSAM seeks to manage risk by controlling exposure to other characteristics such as size and sector weight deviations relative to the benchmark. A computer optimizer evaluates many different security combinations and weightings in an effort to construct the most efficient risk/return portfolio.

Step 3: Efficient Implementation

GSAM’s portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Portfolio.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim MidCap Value Portfolio	1.25%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008 and in the Statement of Additional Information.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Goldman Sachs Asset Management, L.P. (“GSAM®”) is a Delaware limited partnership with its principal business address at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $763 billion.

In connection with GSAM’s service as Sub-Adviser to the Maxim MidCap Value Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

Robert C. Jones, CFA; Managing Director

Mr. Jones brings over 27 years of investment experience to his work in the Quantitative Investment Strategies Group, where he is the Co-CIO of the equities business. Mr. Jones developed the original model and investment process for the Global Quantitative Equity Group in the late 1980s, and has been responsible for overseeing their continuing development and evolution ever since. Prior to joining GSAM in 1989, Mr. Jones was the Senior Quantitative Analyst in the Investment Research Department and the author of the monthly Stock Selection publication. Before joining Goldman Sachs in 1987, Mr. Jones conducted quantitative research for both a major investment banking firm and an options consulting firm. In his career, Mr. Jones has been fortunate to have worked with some of the paragons of modern finance, including Harry Markowitz, Fischer Black and Bob Litterman. He received a BA from Brown University and an MBA from the University of Michigan, where he serves on the Investment Advisory Committee for the University Endowment. Mr. Jones is a CFA charter holder. He is a member of the New York Society of Security Analysts, the Institute for Quantitative Research in Finance (the ‘Q Group’), QWAFAFEW (Quantitative Work Alliance For Applied Finance, Education and Wisdom), and the Chicago Quantitative Alliance and is a board member and past president of the New York Society of Quantitative Analysts. His articles on quantitative techniques have been published in leading books and financial journals, including Modern Investment Management: An Equilibrium Approach, the Financial Analysts Journal and The Journal of Portfolio Management. He is also an Advisory Board member for The Journal of Portfolio Management.

Mark M. Carhart, PhD, CFA; Managing Director

Mr. Carhart has been with GSAM’s Quantitative Strategies Group since September 1997, becoming Co-CIO in January 1998 and most recently assuming the role of Co-CIO of the Quantitative Investment

Strategies Group. Prior to joining Goldman Sachs, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center, where he studied survivorship and predictability in mutual fund performance. Mr. Carhart has published in The Journal of Finance and The Review of Financial Studies and has also contributed two chapters to Modern Investment Management: An Equilibrium Approach. Mr. Carhart has served on the GSAM Investment Policy Group and currently serves on both the Board of Directors and Program Committee for the Q-Group, as well as the Advisory Board for the Journal of Investment Management Conference Series. He received a BA from Yale University in 1988, Chartered Financial Analyst designation in 1991, and PhD from The University of Chicago Graduate School of Business in 1995.

Melissa R. Brown, CFA; Managing Director

As Co-Head of Global Product Strategy, Ms. Brown is responsible for product development, strategy and communications for the Quantitative Investment Strategies team. Ms. Brown joined GSAM in 1998 as product manager for the Quantitative Equity Group, focusing on US and Global portfolios. She became a Senior Portfolio Manager of the group in 2001, with responsibilities in research and portfolio construction in addition to her role of communicating with clients, prospects and consultants on the investment process. For the 15 years prior to joining GSAM, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective. She also served on the firm’s Investment Policy Committee. Ms. Brown has 23 years of industry experience, including 10 years as an All-Star-rated Quantitative Analyst in the Institutional Investor annual survey. She received a BS in Economics from the Wharton School of the University of Pennsylvania and an MBA in Finance from New York University. Ms. Brown is a CFA charter holder. She currently serves on the board of the Chicago Quantitative Alliance and is a former sub-chairperson on the Institute of Chartered Financial Analysts’ Candidate Curriculum Committee.

Andrew W. Alford, PhD; Managing Director

Mr. Alford is responsible for the US equity long-only portfolios as well as the Flex equity long-short strategies. Mr. Alford has a BS in Information and Computer Science from the University of California at Irvine (1984) and MBA and PhD degrees from the Graduate School of Business at the University of Chicago (1986 and 1990). Prior to joining GSAM, he was a professor at the Wharton School of Business at the University of Pennsylvania and the Sloan School of Management at the Massachusetts Institute of Technology.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.
•	The form should be signed by the account owner(s) and include the following information:
(7) the name of the account;
(8) the account number;
(9) the name of the portfolio from which the shares are to be sold;
(10) the dollar amount or number of shares to be exchanged;
(11) the name of the portfolio(s) in which new shares will be purchased; and
(12) the signature(s) of the person(s) authorized to effect exchanges in the account.
•	You can request an exchange by telephoning 1-800-537-2033.
•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.
•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in mid-cap companies which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio had not commenced operations as of the date of this Prospectus; therefore, no audited financial statements for the Portfolio are available. The Fund’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Forms N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim MFS International Growth Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033
This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE
The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim MFS International Growth Portfolio (Sub-Adviser: Massachusetts Financial Services Company)

The investment objective of this Portfolio is to:

•	Seek long-term growth of capital.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging markets) issuers.

•	Under normal circumstances, invest in at least three different countries. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if:

•	The security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities;

•	The issuer is organized under the laws of, and maintains a principal office in, that country;

•	The issuer has its principal securities trading market in that country;

The issuer derives 50% or more of its total revenues from goods sold or services performed in that country;

•	The issuer has 50% or more of its assets in that country;

•	The issuer is included in an index which is representative of that country; or

•	The issuer is exposed to the economic fortunes and risks of that country.

•	The Sub-Adviser may invest a relatively high percentage of the Portfolio’s assets in a single country, a small number of countries, or a particular geographic region.

•

The Portfolio generally focuses on investing its assets in the stocks of companies that the Sub-Adviser believes have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

•	The Sub-Adviser may invest the Portfolio’s assets in companies of any size.

•

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The principal investment risks for this Portfolio include:

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets

•

countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk
•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Growth Stock Risk
•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Preferred Stock Risk
•

Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Geographic Concentration Risk

•

When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Portfolio investments and investment performance may also be more volatile when the Portfolio concentrates its investments in certain countries, especially emerging markets countries, or regions.

Possible Loss of Money
• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Currency Risk
• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk
• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim MFS International Growth Portfolio, the highest return for a quarter was 13.82% (quarter ending December 30, 2004) and the lowest return for a quarter was -1.85% (quarter ending June 30, 2005).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Since Inception

Maxim MFS International Growth Portfolio	8.86%	20.11%
MSCI EAFE® Index	11.63%	19.36%

The inception date for the Maxim MFS International Growth Portfolio was May 21, 2003.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim MFS International Growth Portfolio

Management Fees	1.20%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.20%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim MFS International Growth Portfolio	$123	$388	$680	$1,547

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolio

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies, though the Maxim MFS International Growth Portfolio will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim MFS International Growth Portfolio pursues investment in foreign securities as its principal investment strategy. Therefore, as an investor in the Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay the Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. The Portfolio has substantial exposure to foreign markets in that the Portfolio invests primarily in the securities of foreign issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim MFS International Growth Portfolio	1.20%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Massachusetts Financial Services Company (“MFS”)is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

The Maxim MFS International Growth Portfolio is co-managed by Mr. David R. Mannheim and Mr. Marcus L. Smith. Mr. Mannheim, Investment Officer, has been manager of the MFS Institutional International Equity Fund since January, 1996. He has been employed with MFS since 1988. Mr. Smith, Investment Officer, has been employed with MFS since 1994 and became a portfolio manager of MFS Institutional International Equity Fund effective January 2001.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares are also sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:
(1) the name of the account;
(2) the account number;
(3) the name of the portfolio from which the shares are to be sold;
(4) the dollar amount or number of shares to be exchanged;
(5) the name of the portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

MAXIM MONEY MARKET PORTFOLIO

Maxim Money Market Portfolio

The investment objective for this Portfolio is to:

• Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies. This Portfolio will:

•

Invest in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

•

Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

• Invest in securities which are only denominated in U.S. Dollars.

• Invest in securities with a weighted average maturity of less than 90 days.

The principal investment risks for this Portfolio include:

Possible loss of money

•

You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk

•

The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater its interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk

•

A money market instrument’s value can be affected by changes in its credit quality rating or its issuer’s financial condition. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio’s income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all of the Portfolio’s securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks

•

When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.55% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.16% (quarter ending September 30, 2003).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Money Market Portfolio	4.73%	2.72%	3.47%

The inception date for the Maxim Money Market Portfolio was February 25, 1982.

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2007, the Maxim Money Market Portfolio’s 7-day yield and its effective yield were:

	7-Day Yield	Effective Yield

Maxim Money Market Portfolio	4.00%	4.04%

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Money Market Portfolio

Management Fees	0.46%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.46%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Money Market Portfolio	$47	$149	$261	$593

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Money Market Instruments

The Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The portfolio manager of the Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

OTHER INVESTMENT PRACTICES

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Money Market Portfolio	0.46%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

MCM uses a team of professionals to manage the assets of the Portfolio. Catherine Tocher, as portfolio manager, is primarily responsible for the day-to-day management of the Portfolio. Her strategists and traders meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team member buy and sell securities for the Portfolio under her direction, guided by the Portfolio’s investment objective and strategy.

Ms. Tocher has handled the day-to-day management responsibility for the Maxim Money Market Portfolio since 2000. She is supported by Bruce Masters and Thone Gdovin. Ms. Tocher is Vice President, Investments of GWL&A and joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of that Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor the Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1)	the name of the account;

(2)	the account number;

(3)	the name of the portfolio from which the shares are to be sold;

(4)	the dollar amount or number of shares to be exchanged;

(5)	the name of the portfolio(s) in which new shares will be purchased; and

(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

A portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the Portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believe represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Conservative Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio
Maxim Moderate Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio
Maxim Aggressive Profile I Portfolio

(the “Portfolio(s)”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes five of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

Each Portfolio is a series of the Fund. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolios at a Glance

Fees and Expenses

Example

More Information About the Portfolios

Other Investment Practices

Management of the Portfolios

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIOS AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolios’ investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile I Portfolios (collectively, the “Profile Portfolios”). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”), including mutual funds that may or may not be affiliated with the Fund.

The investment objectives for the Profile Portfolios are to:

Aggressive Profile

• Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile

•

Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile

• Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile

•

Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile

• Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

• Under normal circumstances, invest primarily in other Portfolios of the Fund, as well as in other mutual funds that are part of the same group of investment companies as the Profile Portfolios.

• Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Principal investment strategies.

Profile Portfolio	Income	Growth of Capital	Risk of Principal

Aggressive Profile	Low	High	High
Moderately Aggressive Profile	Low	High to Medium	High
Moderate Profile	Medium	Medium to High	Medium
Moderately Conservative Profile	Medium to High	Low to Medium	Medium
Conservative Profile	High	Low	Low

•	Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

•	Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

•

Automatically rebalance each Profile Portfolio’s holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile Portfolio:

Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive

EQUITY

International	0-15%	0-30%	0-30%	5-35%	10-40%

Small-Cap	0-15%	0-15%	0-25%	0-25%	5-35%

MidCap	0-15%	0-25%	0-30%	5-35%	15-45%

Large-Cap	10-40%	10-40%	15-45%	20-50%	10-40%

DEBT

Bond	30-50%	20-40%	5-25%	5-25%	0-10%

Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on a rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes the eligible Underlying Portfolios within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM. Each Profile Portfolio may also invest 0%-100% of its assets in Putnam Funds. Each Profile Portfolio invests primarily in other Portfolios of the Fund and Putnam Funds. Putnam Funds are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds (“Putnam Management”), is an affiliate of MCM and GWL&A. Putnam Management is a subsidiary of Putnam Investments, LLC, which similar to MCM, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”); short-term “government securities,” as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. Dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table include Portfolios that are directly advised by MCM, Portfolios that are sub-advised by unaffiliated Sub-Advisers retained by MCM, and Putnam Funds that are advised by Putnam Management, an affiliate of MCM. The prospectus and statement of additional information for each Portfolio and each Putnam Fund is available on the SEC’s website at http://www.sec.gov

Short-Term Bond	Mid-Cap Equity
•Maxim Short Duration Bond Portfolio	•Maxim Ariel MidCap Value Portfolio
•GWL&A Contract	•Maxim T. Rowe Price MidCap Growth Portfolio
•Maxim MidCap Value Portfolio
•Putnam OTC Emerging Growth Fund
•Putnam Vista Fund
•Putnam Discovery Growth Fund
•Putnam Mid Cap Value Fund

International Equity	Small-Cap Equity
•Maxim Bernstein International Equity Portfolio	•Maxim Ariel Small-Cap Value Portfolio
•Maxim Invesco ADR Portfolio	•Maxim Small-Cap Value Portfolio
•Maxim MFS International Growth Portfolio	•Maxim Loomis Sayles Small-Cap Value Portfolio
•Putnam International Capital Opportunity Portfolio	•Maxim Small-Cap Growth Portfolio
•Putnam International New Opportunity Fund	•Putnam Small Cap Growth Fund
•Putnam International Equity Fund	•Putnam Capital Opportunities Fund
•Putnam International Growth & Income Fund	•Putnam Small Cap Value Fund
•Putnam Global Equity Fund
•Putnam Europe Equity Portfolio

Large-Cap Equity	Bond
•Maxim Janus Large Cap Growth Portfolio	•Maxim Bond Index Portfolio
•Maxim T. Rowe Price Equity/Income Portfolio	•Maxim Loomis Sayles Bond Portfolio
•Putnam Classic Equity Fund	•Maxim Global Bond Portfolio
•Putnam Fund for Growth & Income Fund	•Maxim Federated Bond Portfolio
•Putnam New Opportunities Fund	•Maxim High Yield Bond Portfolio
•Putnam Voyager Fund	•Maxim U.S. Government Securities Portfolio
•Putnam Growth Opportunities Fund	•Putnam Global Income Fund
•Putnam Investors Fund	•Putnam Convertible Income-Growth Fund
•Putnam Capital Appreciation Fund	•Putnam High Yield Advantage Fund
•Putnam Research Fund	•Putnam High Yield Fund
•Putnam Equity Income Fund	•Putnam Diversified Income Fund
•Putnam New Value Fund	•Putnam Income Fund
•Putnam U.S. Government Income Fund
•Putnam American Government Income Fund

Specialty Funds
•Putnam Health Sciences Fund
•Putnam Global Natural Resources Fund
•Putnam Utilities Growth & Income Fund

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios

•	Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

•

For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Possible Loss of Money

•	When you sell your shares of a Profile Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk

•

The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios

The bar chart and table below provide an indication of the risk of investment in the Profile Portfolios by showing changes in performance for the last ten calendar years and comparing their average annual total returns to the performance of broad based securities market indexes. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile Portfolio compares its returns to the Dow Jones Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE® Index.

Year-by-Year

Maxim Aggressive Profile I Portfolio

During the periods shown in the chart for the Maxim Aggressive Profile I Portfolio, the highest return for a quarter was 21.85% (quarter ending December 31, 1998) and the lowest return for a quarter was -18.38% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Aggressive Profile I Portfolio	7.12%	15.49%	7.60%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%

MSCI EAFE Index

The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile I Portfolio

During the periods shown in the chart for the Maxim Moderately Aggressive I Profile Portfolio, the highest return for a quarter was 17.35% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.70% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

One Year	Five Years	Since Inception

	One Year	Five Years	Ten Years

Maxim Moderately Aggressive Profile I Portfolio	7.25%	13.05%	7.36%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%

The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile I Portfolio

During the periods shown in the chart for the Maxim Moderate Profile I Portfolio, the highest return for a quarter was 13.87% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.76% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Moderate Profile I Portfolio
Dow Jones Wilshire 5000 Index
MSCI EAFE Index

	One Year	Five Years	Ten Years

Maxim Moderate Profile I Portfolio	7.13%	11.28%	6.86%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile I Portfolio

During the periods shown in the chart for the Maxim Moderately Conservative Profile I Portfolio, the highest return for a quarter was 9.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.10% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Moderately Conservative Profile I Portfolio	6.41%	9.61%	5.86%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

	One Year	Five Years	Since Inception

Maxim Moderately Conservative Profile I Portfolio
Dow Jones Wilshire 5000 Index
MSCI EAFE Index
Lehman Aggregate Bond Index
Lehman 1-3 Year Credit Bond Index

The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile I Portfolio

During the periods shown in the chart for the Maxim Conservative Profile I Portfolio, the highest return for a quarter was 5.42% (quarter ending June 30, 2003) and the lowest return for a quarter was -2.51% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Conservative Profile I Portfolio	5.56%	7.13%	5.65%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	6.31%
MSCI EAFE® Index	11.63%	22.08%	9.04%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

Maxim Conservative Profile I Portfolio
Dow Jones Wilshire 5000 Index
Lehman Aggregate Bond Index
Lehman 1-3 Year Credit Bond Index
MSCI EAFE Index

The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index was added as a comparison index to address the international equity asset allocation, if any to this Portfolio. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolios are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

With respect to each Profile Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Profile Portfolios. By investing in the Underlying Portfolios indirectly through the Profile Portfolios, you bear not only a proportionate share of the expenses of the Profile Portfolios, but also similar expenses (including operating costs and investment advisory fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential allocation benefit offered by the Profile Portfolios.

The Putnam Funds that are offered as Underlying Portfolio options for the Profile Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM may purchase any class of Putnam Fund shares offered as an Underlying Portfolio option. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales charges by purchasing Putnam Fund shares. However, purchases of Putnam Fund shares by the Profile Portfolios would remain subject to any redemption fees, exchange fees, administrative fees or distribution fees associated with the particular class of Putnam Fund shares. You may indirectly bear a proportionate share of Putnam Fund fees and expenses, including Rule 12b-1 distribution costs. The Profile Portfolios will not invest in shares of a Putnam Fund that is sold with a contingent deferred sales charge.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

	Maxim Aggressive Profile I	Maxim Moderately Aggressive Profile I	Maxim Moderate Profile I	Maxim Moderately Conservative Profile I	Maxim Conservative Profile I

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE

	Maxim Aggressive Profile I	Maxim Moderately Aggressive Profile I	Maxim Moderate Profile I	Maxim Moderately Conservative Profile I	Maxim Conservative Profile I

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	1.02%	0.95%	0.84%	0.75%	0.66%
Total Annual Portfolio Operating Expenses[2]	1.27%	1.20%	1.09%	1.00%	0.91%

1 Each Profile Portfolio will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio’s expenses. As of December 31, 2007, the range of expenses expected to be incurred in connection with each Profile Portfolio’s investments in Underlying Portfolios is: Maxim Aggressive Profile I - 0.82% to 1.20%; Maxim Moderately Aggressive Profile I – 0.60% to 1.30%; Maxim Moderate Profile I – 0.60% to 1.30%; Maxim Moderately Conservative Profile I – 0.60% to 1.30%; Maxim Conservative Profile I – 0.60% to 1.30%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund fees and charges may be higher if a Profile Portfolio invests in select classes of underlying Putnam Funds that have a 12b-1 distribution fee ranging from 0.25% to 0.50%. Additionally, each underlying Putnam Fund may charge a 1.00% redemption fee to any shares redeemed within a certain amount of time after purchase by a Profile Portfolio.

2 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Profile Portfolio and does not include Acquired Portfolio (Underlying Portfolio) Fees and Expenses.

EXAMPLE

These Examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Profile Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Aggressive Profile I Portfolio	$132	$417	$731	$1,663
Maxim Moderately Aggressive Profile I Portfolio	$127	$401	$702	$1,599
Maxim Moderate Profile I Portfolio	$115	$362	$634	$1,444
Maxim Moderately Conservative Profile I Portfolio	$107	$336	$589	$1,341
Maxim Conservative Profile I Portfolio	$100	$317	$555	$1,263

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Aggressive Profile I	$130	$410	$719	$1,637
Maxim Moderately Aggressive Profile I	$123	$388	$680	$1,547
Maxim Moderate Profile I	$112	$352	$617	$1,405
Maxim Moderately Conservative Profile I	$103	$323	$566	$1,289
Maxim Conservative Profile I	$93	$294	$515	$1,173

MORE INFORMATION ABOUT THE PORTFOLIOS

Each Portfolio follows a distinct set of investment strategies. Three Profile Portfolios are considered to be “Equity Portfolios” because they invest primarily in equity securities (mostly common stocks). Two Profile Portfolios are considered to be “Debt Portfolios” because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios’ investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive Profile I, Maxim Moderately Aggressive Profile I and Maxim Moderate Profile I Portfolios will normally invest at least 65% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Please note that the Maxim Moderate Profile I Portfolio may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding “Debt Portfolios” below.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” Debt securities are discussed below under “Debt Portfolios.” Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

The Maxim Aggressive Profile I, Maxim Moderately Aggressive Profile I and Maxim Moderate Profile I Portfolios are considered “Equity Portfolios” because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that Underlying Portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Debt Portfolios

Each of the Maxim Conservative Profile I and Maxim Moderately Conservative Profile I Portfolios will normally invest at least 65% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Please note that the Maxim Moderately Conservative Profile I and Maxim Conservative Profile I Portfolios may invest in the equity categories described above. It is, therefore, important that an investor also review the discussion regarding “Equity Portfolios” above.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities.”

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under “Equity Portfolios.” Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

In addition to the Maxim Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio’s Sub-Adviser. Each non-money market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

Many of the Underlying Portfolios may, in a manner consistent with their respective investment objectives and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Underlying Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Underlying Portfolio, other than the Maxim Money Market Portfolio, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a Sub-Adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolios do not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolios may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolios may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Maxim Aggressive Profile I Portfolio	0.25%
Maxim Moderately Aggressive Profile I Portfolio	0.25%
Maxim Moderate Profile I Portfolio	0.25%
Maxim Moderately Conservative I Portfolio	0.25%

Portfolio	Percentage of Average Net Assets

Maxim Aggressive Profile I	0.25%
Maxim Moderately Aggressive Profile I	0.25%
Maxim Moderate Profile I	0.25%
Maxim Moderately Conservative I	0.25%
Maxim Conservative Profile I	0.25%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Maxim Profile Portfolios. The Maxim Profile Portfolios are managed by an Advisory Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios and works with the Advisory Committee in developing and executing the Profile Portfolios’ investment program. Mr. Corbett, Senior Vice President of MCM and Senior Vice President,

Investments of GWL&A, has provided advisory services for the Profile Portfolios since inception in 1997. Mr. Corbett also serves on the Board of Directors of MCM. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios’ shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolios outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the Portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the Portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolios ordinarily distribute dividends semi-annually.

•	All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.          Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.          Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolios may implement trading restrictions. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

Each Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables contained therein are intended to help you understand each Portfolio’s financial history for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio

(assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Conservative Profile II Portfolio
Maxim Moderately Conservative Profile II Portfolio
Maxim Moderate Profile II Portfolio
Maxim Moderately Aggressive Profile II Portfolio
Maxim Aggressive Profile II Portfolio

(the “Portfolio(s)”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes five of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

Each Portfolio is a series of the Fund. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolios at a Glance

Fees and Expenses

Example

More Information About the Portfolios

Other Investment Practices

Management of the Portfolios

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIOS AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolios’ investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile II Portfolios (collectively, the “Profile Portfolios”). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”), including mutual funds that may or may not be affiliated with the Fund.

The investment objectives for the Profile Portfolios are to:

Aggressive Profile

•	Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile

•

Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile

•	Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile

•

Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile

•	Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

•	Under normal circumstances, invest primarily in other Portfolios of the Fund, as well as in other mutual funds that are part of the same group of investment companies as the Profile Portfolios.

•	Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio	Income	Growth of Capital	Risk of Principal

Aggressive Profile	Low	High	High
Moderately Aggressive Profile	Low	High to Medium	High
Moderate Profile	Medium	Medium to High	Medium
Moderately Conservative Profile	Medium to High	Low to Medium	Medium
Conservative Profile	High	Low	Low

Principal investment strategies.

Moderately Aggressive Profile	Low	High to Medium	High

Moderate Profile	Medium	Medium to High	Medium

Moderately Conservative Profile	Medium to High	Low to Medium	Medium

Conservative Profile	High	Low	Low

•	Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

•	Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

•

Automatically rebalance each Profile Portfolio’s holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile Portfolio:

Asset Class	Conservative	Moderately Conservative	Moderate	Moderately Aggressive	Aggressive

EQUITY International	0-15%	0-30%	0-30%	5-35%	10-40%
Small-Cap	0-15%	0-15%	0-25%	0-25%	5-35%
MidCap	0-15%	0-25%	0-30%	5-35%	15-45%
Large-Cap	10-40%	10-40%	15-45%	20-50%	10-40%
DEBT Bond	30-50%	20-40%	5-25%	5-25%	0-10%
Short-Term Bond	25-45%	10-30%	5-25%	0-10%	0-10%

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will generally be made on a rebalancing date. To reduce market risks associated with replacement of Underlying Portfolios, MCM may effect the replacement over a several week period leading up to or following the rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes the eligible Underlying Portfolios within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM. Each Profile Portfolio may also invest 0% to 100% of its assets in Putnam Funds. Each Profile Portfolio invests primarily in other Portfolios of the Fund and Putnam Funds. Putnam Funds are in the same group of investment companies as the Fund, and Putnam Investment Management, LLC, investment adviser to the Putnam Funds (“Putnam Management”), is an affiliate of MCM and GWL&A. Putnam Management is a subsidiary of Putnam Investments, LLC, which, similar to MCM, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”); short-term “government securities,” as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. Dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the GWL&A Contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio’s performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table include Portfolios that are directly advised by MCM, Portfolios that are sub-advised by unaffiliated Sub-Advisers retained by MCM, and Putnam Funds that are advised by Putnam Management, an affiliate of MCM. The prospectus and statement of additional information for each Portfolio and Putnam Fund is available on the SEC’s website at http://www.sec.gov.

Short-Term Bond	Mid-Cap Equity
•Maxim Short Duration Bond Portfolio	•Maxim Ariel MidCap Value Portfolio
•GWL&A Contract	•Maxim T. Rowe Price MidCap Growth Portfolio
•Maxim MidCap Value Portfolio
•Putnam OTC Emerging Growth Fund
•Putnam Vista Fund
•Putnam Discovery Growth Fund
•Putnam Mid Cap Value Fund

International Equity	Small-Cap Equity
•Maxim Bernstein International Equity Portfolio	•Maxim Ariel Small-Cap Value Portfolio
•Maxim Invesco ADR Portfolio	•Maxim Small-Cap Value Portfolio
•Maxim MFS International Growth Portfolio	•Maxim Loomis Sayles Small-Cap Value Portfolio
•Putnam International Capital Opportunity Portfolio	•Maxim Small-Cap Growth Portfolio
•Putnam International New Opportunity Fund	•Putnam Small Cap Growth Fund
•Putnam International Equity Fund	•Putnam Capital Opportunities Fund
•Putnam International Growth & Income Fund	•Putnam Small Cap Value Fund
•Putnam Global Equity Fund
•Putnam Europe Equity Fund

Large-Cap Equity	Bond
•Maxim Janus Large Cap Growth Portfolio	•Maxim Bond Index Portfolio
•Maxim T. Rowe Price Equity/Income Portfolio	•Maxim Loomis Sayles Bond Portfolio
•Putnam Classic Equity Fund	•Maxim Global Bond Portfolio
•Putnam Fund for Growth & Income Fund	•Maxim Federated Bond Portfolio
•Putnam New Opportunities Fund	•Maxim High Yield Bond Portfolio
•Putnam Voyager Fund	•Maxim U.S. Government Securities Portfolio
•Putnam Growth Opportunities Fund	•Putnam Global Income Fund
•Putnam Investors Fund	•Putnam Convertible Income-Growth Fund
•Putnam Capital Appreciation Fund	•Putnam High Yield Advantage Fund
•Putnam Research Fund	•Putnam High Yield Fund

•Putnam Equity Income Fund	•Putnam Diversified Income Fund
•Putnam New Value Fund	•Putnam Income Fund
•Putnam U.S. Government Income Fund
•Putnam American Government Income Fund

Specialty Funds
•Putnam Health Sciences Fund
•Putnam Global Natural Resources Fund
•Putnam Utilities Growth & Income Fund

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios

•	Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

•

Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios’ ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

•

For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

•

For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Possible Loss of Money

•	When you sell your shares of a Profile Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk

•

The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios

The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios by showing changes in performance in each full calendar year since inception and comparing their average annual total returns to the performance of broad based securities market indexes. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile Portfolio compares its returns to the Dow Jones Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE® Index.

Year-by-Year

Maxim Aggressive Profile II Portfolio

During the period shown in the chart for the Maxim Aggressive Profile II Portfolio, the highest return for a quarter was 18.17% (quarter ending June 30, 2003) and the lowest return for a quarter was -19.74% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Aggressive Profile II Portfolio	7.35%	15.66%	5.78%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%

Maxim Aggressive Profile II Portfolio

Dow Jones Wilshire 5000 Index

The inception date for the Maxim Aggressive Profile II Portfolio was September 16, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile II Portfolio

During the period shown in the chart for the Maxim Moderately Aggressive Profile II Portfolio, the highest return for a quarter was 13.78% (quarter ending June 30, 2003) and the lowest return for a quarter was -15.01% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Moderately Aggressive Profile II Portfolio	7.44%	13.24%	5.18%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%

Maxim Moderately Aggressive Profile II Portfolio

Dow Jones Wilshire

5000 Index

MSCI EAFE Index

Lehman Aggregate Bond Index

The inception date for the Maxim Moderately Aggressive Profile II Portfolio was September 16, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile II Portfolio

During the period shown in the chart for the Maxim Moderate Profile II Portfolio, the highest return for a quarter was 11.76% (quarter ending June 30, 2003) and the lowest return for a quarter was -11.53% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception
Maxim Moderate Profile II Portfolio
Dow Jones Wilshire 5000 Index
Lehman Aggregate Bond Index
Lehman 1-3 Year Credit Bond Index
MSCI EAFE Index

	One Year	Five Years	Since Inception

Maxim Moderate Profile II Portfolio	7.22%	11.43%	5.31%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.31%

The inception date for the Maxim Moderate Profile II Portfolio was September 16, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile II Portfolio

During the period shown in the chart for the Maxim Moderately Conservative Profile II Portfolio, the highest return for a quarter was 9.08% (quarter ending June 30, 2003) and the lowest return for a quarter was -8.26% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception
Maxim Moderately Conservative
Profile II Portfolio
Lehman 1-3 Year Credit Bond Index
Lehman Aggregate Bond Index
Dow Jones Wilshire 5000 Index
MSCI EAFE Index

	One Year	Five Years	Since Inception

Maxim Moderately Conservative Profile II Portfolio	6.60%	9.78%	4.89%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.06%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.31%

The inception date for the Maxim Moderately Conservative Profile II Portfolio was September 27, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile II Portfolio

During the period shown in the chart for the Maxim Conservative Profile II Portfolio, the highest return for a quarter was 5.50% (quarter ending June 30, 2003) and the lowest return for a quarter was -2.84% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and since inception of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Since Inception

Maxim Conservative Profile II Portfolio	5.69%	7.29%	4.95%
Dow Jones Wilshire 5000 Index	5.62%	14.01%	4.39%
MSCI EAFE® Index	11.63%	22.08%	7.42%
Lehman Aggregate Bond Index	6.97%	4.42%	6.30%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.31%

Dow Jones Wilshire 5000 Index
The inception date for the Maxim Conservative Profile II Portfolio was September 30, 1999.

The Dow Jones Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market. The MSCI EAFE® Index is comprised of approximately 1600 separate equity issues listed on exchanges in 21 different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE® Index was added as a comparison index to address the international equity asset allocation, if any to this Portfolio. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

With respect to each Profile Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of the Profile Portfolios. By investing in the Underlying Portfolios indirectly through the Profile Portfolios, you bear not only a proportionate share of the expenses of the Profile Portfolios, but also similar expenses (including operating costs and investment advisory fees) of the Underlying Portfolios. You may indirectly bear expenses paid by the Underlying Portfolios related to the distribution of such shares. However, not all of the Underlying Portfolios may be available as investment options to you and you would not have the potential allocation benefit offered by the Profile Portfolios.

The Putnam Funds that are offered as Underlying Portfolio options for the Profile Portfolios may charge a sales load and certain other fees in connection with the purchase and distribution of such shares. MCM may purchase any class of Putnam Fund shares offered as an Underlying Portfolio option. MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales charges by purchasing Putnam Fund shares. However, purchases of Putnam Fund shares by the Profile Portfolios would remain subject to any redemption fees, exchange fees, administrative fees or distribution fees associated with the particular class of Putnam Fund shares. You may indirectly bear a proportionate share of Putnam Fund fees and expenses, including Rule 12b-1 distribution fees. The Profile Portfolios will not invest in shares of a Putnam Fund that is sold with a contingent deferred sales charge.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

	Maxim Aggressive Profile II	Maxim Moderately Aggressive Profile II	Maxim Moderate Profile II	Maxim Moderately Conservative Profile II	Maxim Conservative Profile II

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses[1]	1.03%	0.95%	0.84%	0.76%	0.71%
Total Annual Portfolio
Operating Expenses[2]	1.13%	1.05%	0.94%	0.86%	0.81%

1Each Profile Portfolio will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio’s expenses. As of December 31, 2007, the range of expenses expected to be incurred in connection with each Profile Portfolio’s investments in Underlying Portfolios is: Maxim Aggressive Profile I – 0.82% to 1.20%; Maxim Moderately Aggressive Profile I – 0.60% to 1.30%; Maxim Moderate Profile I – 0.60% to 1.30%; Maxim Moderately Conservative Profile I – 0.60% to 1.30%; Maxim Conservative Profile I – 0.60% to 1.30%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. Acquired Fund fees and expenses may be higher if a Profile Portfolio invests in select classes of underlying Putnam Funds that have a 12b-1 distribution fee ranging from 0.25% to 0.50%. Additionally, each underlying Putnam Fund may charge a 1.00% redemption fee to any shares redeemed within a certain amount of time after purchase by a Profile Portfolio.

2The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Profile Portfolio and does not include Acquired Portfolio (Underlying Portfolio) Fees and Expenses.

EXAMPLE

These Examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Aggressive Profile II	$116	$365	$640	$1,457
Maxim Moderately Aggressive Profile II	$108	$339	$595	$1,354
Maxim Moderate Profile II	$96	$304	$532	$1,212
Maxim Moderately Conservative Profile II	$88	$278	$487	$1,109
Maxim Conservative Profile II	$83	$262	$459	$1,044

MORE INFORMATION ABOUT THE PORTFOLIOS

Each Portfolio follows a distinct set of investment strategies. Three Profile Portfolios are considered to be “Equity Portfolios” because they invest primarily in equity securities (mostly common stocks). Two Profile Portfolios are considered to be “Debt Portfolios” because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios’ investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive Profile II, Maxim Moderately Aggressive Profile II and Maxim Moderate Profile II Portfolios will normally invest at least 65% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Please note that the Maxim Moderate Profile II Portfolio may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding “Debt Portfolios” below.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” Debt securities are discussed below under “Debt Portfolios.” Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

The Maxim Aggressive Profile II, Maxim Moderately Aggressive Profile II and Maxim Moderate Profile II Portfolios are considered “Equity Portfolios” because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that Underlying Portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Debt Portfolios

Each of the Maxim Conservative Profile II and Maxim Moderately Conservative Profile II Portfolios will normally invest at least 65% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Please note that the Maxim Moderately Conservative Profile II and Maxim Conservative Profile II Portfolios may invest in the equity categories described above. It is, therefore, important that an investor also review the discussion regarding “Equity Portfolios” above.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under “Foreign Securities.”

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under “Equity Portfolios.” Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes,

which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

In addition to the Maxim Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio’s Sub-Adviser. Each non-money market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio’s Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

Many of the Underlying Portfolios may, in a manner consistent with their respective investment objectives and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Underlying Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market.

ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Underlying Portfolio, other than the Maxim Money Market Portfolio, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a Sub-Adviser, as applicable, judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolios do not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolios may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolios may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios’ investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Aggressive Profile II	0.10%
Maxim Moderately Aggressive Profile II	0.10%
Maxim Moderate Profile II	0.10%
Maxim Moderately Conservative Profile II	0.10%
Maxim Conservative Profile II	0.10%

Portfolio	Percentage of Average Net Assets

Maxim Aggressive Profile II Portfolio	0.10%
Maxim Moderately Aggressive Profile II Portfolio	0.10%
Maxim Moderate Profile II Portfolio	0.10%
Maxim Moderately Conservative Profile II Portfolio	0.10%
Maxim Conservative Profile II Portfolio	0.10%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Maxim Profile Portfolios. The Maxim Profile Portfolios are managed by an Advisory Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios and works with the Advisory Committee in developing and executing the Profile Portfolios’ investment program. Mr. Corbett, Senior Vice President of MCM and Senior Vice President, Investments of GWL&A, has provided advisory services for the Profile Portfolios since inception in 1997. Mr. Corbett also serves on the Board of Directors of MCM. Prior to his employment with GWL&A in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios

Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios’ shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging a Portfolio’s shares is the net asset value of that Portfolio. Each Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolios outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to: 8515 East Orchard Road

Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the Portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the Portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

A Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolios ordinarily distribute dividends semi-annually.

•	All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolios may implement trading restrictions. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables contained therein are intended to help you understand each Portfolio’s financial history for the past five years, or, if shorter, the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim S&P 500 Index® Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim S&P 500 Index® Portfolio (Sub-Adviser: BNY Investment Advisors)

The investment objective for the Portfolio is to:

•	Seek investment results that track the total return of the common stocks that comprise its Benchmark Index.

Principal investment strategies. The Portfolio will:

•	Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index:

PORTFOLIO	BENCHMARK INDEX

Maxim S&P 500 Index® Portfolio	S&P 500® Index

•

Seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

The principal investment risks for the Portfolio include:

Index Risk

•

It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Portfolio’s securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk

•

Several factors will affect the Portfolio’s ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Portfolio and its Benchmark Index.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector as a result of corresponding changes to the Benchmark Index, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Concentration Risk

•

When a Benchmark Index concentrates in an industry or group of industries, the Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Portfolio’s assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Portfolio’s performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Value Stock Risk

•	The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio Performance Data

The bar charts and tables below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance in each full calendar year since inception and comparing their average annual total returns to the performance of its Benchmark Index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

Maxim S&P 500 Index® Portfolio

During the periods shown in the chart for the Maxim S&P 500 Index® Portfolio, the highest return for a quarter was 9.11% (quarter ending December 31, 2004) and the lowest return for a quarter was -3.51% (quarter ending December 31, 2007).

The average annual total return for one year and since inception for the period ended December 31, 2007:

	One Year	Since Inception

Maxim S&P 500® Portfolio	4.83%	10.14%
S&P 500® Index	5.49%	11.69%

The inception date for the Maxim S&P 500 Index® Portfolio was September 8, 2003.

The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim S&P 500 Index® Portfolio

Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Maxim S&P 500 Index® Portfolio	$62	$194	$340	$774

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim S&P 500 Index®	$62	$194	$340	$774

MORE INFORMATION ABOUT THE PORTFOLIO

Some of the portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named portfolio may differ substantially.

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Index Portfolios

Certain of the Equity Portfolios are Index Portfolios. This means it is not actively managed, but is designed to track the performance of specified benchmarks. The Benchmark Index is described below:

The S&P 500® Composite Stock Price Index (the “S&P 500®”) is comprised of the stocks that make up the S&P 500® and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

**“Standard & Poor’s®” and “S&P®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

The S&P 500® is sponsored by Standard & Poor’s which is responsible for determining which stocks are represented on the indices.

None of the portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the “Sponsors”), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolio or MCM. The Sponsors are not responsible for and do not participate in the operation or management of the Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.

•

Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolios to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim S&P 500 Index® Portfolio	0.60%

Portfolio	Percentage of Average Net Assets

Maxim S&P 500 Index®	0.60%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholder for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

BNY Investment Advisors (“BNY”) is a separately identifiable division of The Bank of New York, a New York State chartered bank (the “Bank”), and is registered as an investment adviser under the Investment Advisers Act of 1940. BNY’s principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim S&P 500 Index® Portfolio on June 30, 2003.

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Portfolio. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Steven Wetter, Mr. Michael Yachimski, Mr. Rafael Zayas and Mr. Robert McGrath.

Kurt Zyla is Equity Index and ETF Strategist. Prior to stating this position in 1998, Mr. Zyla was an index portfolio manger in BNY Asset Management’s Special Investment Products area, where he was responsible for portfolio transitions / liquidations and equity derivative strategies. Before joining BNY Asset Management in 1989, Mr. Zyla held positions in technical sales and product management with Englehard Corporation’s Specialty Chemical’s division. Mr. Zyla graduated with a BS in Chemical Engineering from the New Jersey Institute of Technology, and he obtained an MBA from New York University’s Stern School of Business.

Denise Krisko is is Head of Equity Index Strategies, Quantitative Equity Management Group. Prior to joining BNY, she held a variety of senior investment positions, including Director and Senior Quantitative Equity Portfolio Manager, at Deutsche Asset Management and Northern Trust. She has also worked as a Senior Quantitative Portfolio Manager for the Vanguard Group, and as a Brokerage Specialist for Federated Investors. Ms. Krisko has attained the Chartered Financial Analyst (CFA) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Lloyd Buchanan is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to serving in this role, Mr. Buchanan was the Chief Operating Officer and a portfolio manager at Axe-Houghton Associates until 2002, when the business was acquired by BNY Asset Management. Before this, he was an Index Fund Manager at Bankers Trust Company. In his personal life, Mr. Buchanan is a Trustee on the Executive Committees of The Foundation for Economic Education and The Objectivist Center. Mr. Buchanan graduated with a BS in Economics from the Wharton School at the University of Pennsylvania, and he obtained an MBA from New York University.

Robert McCormack is a Senior Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic index portfolio management. Prior to serving in this role, Mr. McCormack worked as a Relationship Manager for The Bank of New York’s Master Trust/Custody division, where he specialized in working with endowments and foundations and other non-profit organizations. Mr. McCormack graduated with a BS in Accounting from Long Island University.

Todd Rose is a Senior Portfolio Manager in the Quantitative Equity Management Group. He has held a variety of high-profile positions at the Firm, and prior to his current position Mr. Rose worked in BNY Asset Management’s Mutual Funds Accounting division. Before joining BNY Asset Management in 1997, Mr. Rose was a Financial Consultant with Merrill Lynch. He began his investment career at Chicago-based

Linnco Futures, where he worked as a trader. Mr. Rose graduated with a BS in Accounting from the University of Maryland, and he obtained an MBA from Fordham University.

Steven Wetter is Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to joining BNY, Mr. Wetter was Senior Portfolio Manager and Trader in the International Quant division of Bankers Trust, and continued in that role as the division was sold to Deutsche Bank in 1999, and Northern Trust in 2003. He began his career in the financial industry in 1987, as part of Scudder’s International Equity team. Mr. Wetter has managed and traded global quant portfolios since 1993. Mr. Wetter has a BA from the University of California, Berkeley, and an MBA, with distinction, from NYU’s Stern School of Business.

Michael Yachimski is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic and international portfolio management and trader. Prior to joining the team, Michael worked in the quantitative equity department at BlackRock Financial as an associate portfolio manager and trader. He has also held operations and accounting positions at Societe Generale and Investors Bank & Trust. Michael earned a Bachelor of Science degree in Finance from Providence College.

Rafael Zayas is a Portfolio Manager in the Quantitative Equity Management Group, where he works on exchange-traded and international equity funds. He comes to BNY after consulting as a trading desk analyst for legacy Bank of New York. He began his career in the financial industry as a trader, most recently at Assent, LLC. Rafael graduated with a BS in Electrical Engineering from Cornell University.

Robert McGrath is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic portfolio management, cash equitization and trade administration. Prior to joining the Group in 2001, Mr. McGrath worked in The Bank of New York’s Master Trust/Custody Accounting division, where he provided domestic and global accounting services to the Bank’s clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath graduated with a BS in Accounting and Computer Information Systems from Manhattan College, and he obtained an MBA from Baruch College’s Zicklin School of Business.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Short Duration Bond Portfolio

The investment objective of this Portfolio is to:

•	Seek maximum total return that is consistent with preservation of capital and liquidity.

Principal investment strategies. This Portfolio will:

•	Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

•	Select securities based on relative value, maturity, quality and sector.

•	Maintain an actively managed portfolio of bonds selected from several categories including:

• U.S. Treasuries and agency securities;

• Commercial and residential mortgage-backed securities;

• Asset-backed securities; and

• Corporate bonds.

•	Maintain a weighted average quality of A or higher.

•	Maintain average duration between one to three years based on the portfolio manager’s forecast for interest rates.

•	Invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

•

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial conditions.

•	An issuer may default on its obligation to pay principal and/or interest.

•

High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Prepayment Risk

•

When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk

•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Short Duration Bond Portfolio, the highest return for a quarter was 3.73% (quarter ending September 30, 2001) and the lowest return for a quarter was -1.53% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Short Duration Bond Portfolio	4.74%	3.69%	4.93%
Lehman 1-3 Year Credit Bond Index	6.83%	3.79%	5.39%

Maxim Short Duration Bond Portfolio
Lehman 1-3 Year Credit Bond Index

The inception date for the Maxim Short Duration Bond Portfolio was August 1, 1995.

The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Maxim Short Duration Bond Portfolio
Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.60%

Maxim Short Duration Bond
Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio
Operating Expenses	0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maxim Short Duration Bond Portfolio	$62	$194	$340	$774

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Short Duration Bond	$62	$194	$340	$774

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolios

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Portfolio may invest in below investment grade debt securities.

While the Portfolio, as a Debt Portfolio intends to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets
Maxim Short Duration Bond	0.60%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

MCM uses a team of professionals to manage the assets of the Portfolio. Catherine Tocher, as portfolio manager, is primarily responsible for the day-to-day management of the Portfolio. Her strategists and traders meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team member buy and sell securities for the Portfolio under her direction, guided by the Portfolio’s investment objective and strategy.

Ms. Tocher has handled the day-to-day management responsibility for the Maxim Money Market Portfolio since 2003. She is supported by Bruce Masters and Thone Gdovin. Ms. Tocher is Vice President, Investments of GWL&A and joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the

Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:
	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends from net investment income quarterly.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Small-Cap Value Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) –537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Small-Cap Value Portfolio (Sub-Adviser: Invesco Institutional (N.A.), Inc.)

The investment objective for this Portfolio is:

•	Long-term growth of capital.

Principal investment strategies.

•

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of equity securities of small capitalization companies. The principal type of equity securities purchased by the Portfolio is common stock.

•

The Portfolio considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalization company included in the Russell 2000® Value Index. The Portfolio uses the Russell 2000® Value Index as a guide in structuring and selecting its investments, but will invest in both benchmark index and non-benchmark index securities. As of April 11, 2008, the capitalization range for the Russell 2000® Value Index was $22 million to $7.8 billion. Over time the capitalizations of the companies in the Russell 2000® Value Index will change. As they do, the size of the companies in which the Portfolio invests may change. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 2000® Value Index, the Portfolio may, but is not require to, sell the securities.

•

The Portfolio may invest up to 20% of its assets in foreign securities and up to 20% of its assets in debt securities. The Portfolio may also invest in derivative instruments such as future contracts and equity linked derivatives including exchange traded funds.

•

The Portfolio’s investments in the type of securities described in this Prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

•

The Portfolio seeks to outperform the benchmark index by quantitatively evaluating fundamental and technical factors to forecast individual security returns and will apply proprietary and non-proprietary risk and transaction cost models to forecast individual security risk and transaction cots. The portfolio managers incorporate these individual security forecasts, using a proprietary program, to construct the optimal portfolio holdings and further manage risks.

•

The portfolio managers focus on securities they believe have favorable prospects for above average growth while keeping a low forecasted deviation between the return of the Russell 2000® Value Index and the return of the Portfolio. The portfolio managers will attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics. The security and portfolio evaluation process is updated periodically.

•

The portfolio managers will consider selling or reducing a security position (i) if the forecasted return of a security becomes less attractive relative to industry peers, or (ii) if a particular security’s risk profile changes.

•

The Portfolio typically maintains a portion of its assets in cash, which is invested by MCM. The Portfolio holds cash to handle its daily cash needs, which include payment of Portfolio expenses, redemption requests and securities transactions. The amount of cash held by the Portfolio may increase if the Portfolio takes a temporary defensive position. The Portfolio may take a temporary defensive position when it receives unusually large redemption requests, or if there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the Portfolio’s investment results in a period of rising market prices; conversely it could reduce the magnitude of the Portfolio’s loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The principal investment risks for this Portfolio include:

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower the yield.

Credit Risk

• A bond’s value can be affected by changes in its credit quality or its issuer’s financial conditions.

• An issuer may default on its obligations to pay principal and/or interest.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivatives Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives can magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Leverage Risk

•

The use of derivatives may give rise to a form of leverage. Leverage may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged since leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Portfolio.

Currency Risk

• Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

• The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data
No portfolio performance data is provided because the Portfolio has not yet commenced operations. The information will appear in a future version of the Prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Small-Cap Value Portfolio

Management Fees	1.40%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	1.40%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Small-Cap Value Portfolio	$144	$452	$793	$1,805

MORE INFORMATION ABOUT THE PORTFOLIOS

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Small-Cap Value Portfolio	1.40%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 20087 and in the Statement of Additional Information.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Invesco Institutional (N.A.), Inc. (“Invesco”) Invesco is an investment adviser registered with the SEC. Invesco is located at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309. Invesco has acted as an investment adviser since 1979. Invesco is responsible for the Portfolio’s investment decisions and the execution of securities transactions with respect to the Portfolio. Investment decisions for the Portfolio are made by the following individuals, who are jointly and primarily responsible for the day-to-day management of the Portfolio:

Jeremy S. Lefkowitz, is Portfolio Manager and lead manager of Invesco’s Quantitative Strategies Team. He has been associated with Invesco and/or its affiliates since 1982. As the lead manager, Mr. Lefkowitz generally has final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Lefkowitz may perform these functions and the nature of these functions, may change from time to time.

Daniel A. Kostyk, portfolio manager, has been associated with Invesco and/or its affiliates since 1995.

Glen E. Murphy, portfolio manager, as been associated with Invesco and/or its affiliates since 1995.

Anthony J. Munchak, portfolio manager, has been associated with Invesco and/or its affiliates since 2000.

Francis M. Orlando, portfolio manager, has been associated with Invesco and/its affiliates since 1987.

The portfolio managers are assisted by the Invesco Quantitative Strategies Research Team, which is comprised of portfolio managers and research analysts.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(13) the name of the account;

(14) the account number;

(15) the name of the portfolio from which the shares are to be sold;

(16) the dollar amount or number of shares to be exchanged;

(17) the name of the portfolio(s) in which new shares will be purchased; and

(18) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•	We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in small-cap companies which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling small-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio had not commenced operations as of the date of this Prospectus; therefore, no audited financial statements for the Portfolio are available. The Fund’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Forms N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Stock Index Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Stock Index Portfolio (Sub-Adviser: BNY Investment Advisors)

The investment objective for the Portfolio is to:

•	Seek investment results that track the total return of the common stocks that comprise its Benchmark Index.

Principal investment strategies. The Portfolio will:

•	Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index:

PORTFOLIO	BENCHMARK INDEX

Maxim Stock Index Portfolio	S&P 500® Index and S&P MidCap 400® Index, weighted according to their pro rata share of the market

PORTFOLIO	BENCHMARK INDEX

•

Seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

The principal investment risks for the Portfolio include:

Index Risk

•

It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Portfolio’s securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk

•

Several factors will affect the Portfolio’s ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio’s total return. In addition, the Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Portfolio and its Benchmark Index.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector as a result of corresponding changes to the Benchmark Index, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Concentration Risk

•

When a Benchmark Index concentrates in an industry or group of industries, the Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Portfolio’s assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Portfolio’s performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Mid-Cap Company Risk

• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Value Stock Risk

• The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Stock Index Portfolio, the highest return for a quarter was 21.71% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.31% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Stock Index Portfolio	5.14%	12.48%	5.67%
S&P 500® Index	5.49%	12.82%	5.91%
S&P MidCap 400® Index	7.98%	16.19%	11.19%
Maxim Stock Index Portfolio

S&P 500 Index ®

S&P MidCap 400 Index

The inception date for the Maxim Stock Index Portfolio was February 25, 1982.

The S&P 500® Index is comprised of the stocks that make up the S&P 500® and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of the publicly traded common stocks in the United States. The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies having a weighted market capitalization averaging $5.5 billion.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Stock Index Portfolio

Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Stock Index Portfolio	$62	$194	$340	$774

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Stock Index Portfolio	$62	$194	$340	$774

MORE INFORMATION ABOUT THE PORTFOLIO

Some of the portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named portfolio may differ substantially.

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolios

Certain of the Equity Portfolios are Index Portfolios. This means it is not actively managed, but is designed to track the performance of specified benchmarks. The Benchmark Indexes are described below:

The S&P 500® Composite Stock Price Index (the “S&P 500®”) is comprised of the stocks that make up the S&P 500® and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500® broadly represents the performance of publicly traded common stocks in the United States.

The S&P MidCap 400® Index (the “S&P MidCap 400®”) is comprised of the middle tier of stock market capitalization companies compiled by the Standard & Poor’s corporation of companies having a weighted market capitalization averaging $5.5 billion.

**“Standard & Poor’s®” and “S&P®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Life & Annuity Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

The S&P 500® and S&P MicCap 400® are sponsored by Standard & Poor’s which is responsible for determining which stocks are represented on the indices.

None of the portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the “Sponsors”), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolio or MCM. The Sponsors are not responsible for and do not participate in the operation or management of the Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500® and S&P MidCap 400® assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios

Index Portfolios typically have the following characteristics:

•	Variety of investments. Index Portfolios generally invest in a wide variety of companies and industries.

•	Relative performance consistency. Because they seek to track market benchmarks, Index Portfolios usually do not perform dramatically better or worse than their benchmarks.

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Low cost. Index Portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most Index Portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some Index Portfolios may pay out higher-than-expected taxable distributions. This is because Index Portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an Index Portfolios to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Stock Index Portfolio	0.60%

Portfolio	Percentage of Average Net Assets

Maxim Stock Index	0.60%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

BNY Investment Advisors (“BNY”) is a separately identifiable division of The Bank of New York, a New York State chartered bank (the “Bank”), and is registered as an investment adviser under the Investment Advisers Act of 1940. BNY’s principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Stock Index Portfolio on April 1, 2003.

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Portfolio. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Scott Hammond and Mr. Robert McGrath.

Kurt Zyla is Equity Index and ETF Strategist. Prior to stating this position in 1998, Mr. Zyla was an index portfolio manger in BNY Asset Management’s Special Investment Products area, where he was responsible for portfolio transitions / liquidations and equity derivative strategies. Before joining BNY Asset Management in 1989, Mr. Zyla held positions in technical sales and product management with Englehard Corporation’s Specialty Chemical’s division. Mr. Zyla graduated with a BS in Chemical Engineering from the New Jersey Institute of Technology, and he obtained an MBA from New York University’s Stern School of Business.

Denise Krisko is Head of Equity Index Strategies, Quantitative Equity Management Group. Prior to joining the Firm, she held a variety of senior investment positions, including Director and Senior Quantitative Equity Portfolio Manager, at Deutsche Asset Management and Northern Trust. She has also worked as a Senior Quantitative Portfolio Manager for the Vanguard Group, and as a Brokerage Specialist for Federated Investors. Ms. Krisko has attained the Chartered Financial Analyst (CFA) designation. She graduated with a BS from Pennsylvania State University, and obtained an MBA from Villanova University.

Lloyd Buchanan is a Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to serving in this role, Mr. Buchanan was the Chief Operating Officer and a portfolio manager at Axe-Houghton Associates until 2002, when the business was acquired by BNY Asset Management. Before this, he was an Index Fund Manager at Bankers Trust Company. In his personal life, Mr. Buchanan is a Trustee on the Executive Committees of The Foundation for Economic Education and The Objectivist Center. Mr. Buchanan graduated with a BS in Economics from the Wharton School at the University of Pennsylvania, and he obtained an MBA from New York University.

Robert McCormack is a Senior Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic index portfolio management. Prior to serving in this role, Mr. McCormack worked as a Relationship Manager for The Bank of New York’s Master Trust/Custody division, where he specialized in working with endowments and foundations and other non-profit organizations. Mr. McCormack graduated with a BS in Accounting from Long Island University.

Todd Rose is a Senior Portfolio Manager in the Quantitative Equity Management Group. He has held a variety of high-profile positions at the Firm, and prior to his current position Mr. Rose worked in BNY Asset Management’s Mutual Funds Accounting division. Before joining BNY Asset Management in 1997, Mr. Rose was a Financial Consultant with Merrill Lynch. He began his investment career at Chicago-based Linnco Futures, where he worked as a trader. Mr. Rose graduated with a BS in Accounting from the University of Maryland, and he obtained an MBA from Fordham University.

Steven Wetter is Senior Portfolio Manager in the Quantitative Equity Management Group. Prior to joining BNY, Mr. Wetter was Senior Portfolio Manager and Trader in the International Quant division of Bankers Trust, and continued in that role as the division was sold to Deutsche Bank in 1999, and Northern Trust in 2003. He began his career in the financial industry in 1987, as part of Scudder’s International Equity team. Mr. Wetter has managed and traded global quant portfolios since 1993. Mr. Wetter has a BA from the University of California, Berkeley, and an MBA, with distinction, from NYU’s Stern School of Business.

Michael Yachimski is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic and international portfolio management and trader. Prior to joining the team, Michael worked in the quantitative equity department at BlackRock Financial as an associate portfolio manager and trader. He has also held operations and accounting positions at Societe Generale and Investors Bank & Trust. Michael earned a Bachelor of Science degree in Finance from Providence College.

Rafael Zayas is a Portfolio Manager in the Quantitative Equity Management Group, where he works on exchange-traded and international equity funds. He comes to BNY after consulting as a trading desk analyst for legacy Bank of New York. He began his career in the financial industry as a trader, most recently at Assent, LLC. Rafael graduated with a BS in Electrical Engineering from Cornell University.

Robert McGrath is a Portfolio Manager in the Quantitative Equity Management Group, where he is responsible for domestic portfolio management, cash equitization and trade administration. Prior to joining the Group in 2001, Mr. McGrath worked in The Bank of New York’s Master Trust/Custody Accounting division, where he provided domestic and global accounting services to the Bank’s clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator. Mr. McGrath graduated with a BS in Accounting and Computer Information Systems from Manhattan College, and he obtained an MBA from Baruch College’s Zicklin School of Business.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;
(2) the account number;
(3) the name of the portfolio from which the shares are to be sold;
(4) the dollar amount or number of shares to be exchanged;
(5) the name of the portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.
•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Equity/Income Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim T. Rowe Price Equity/Income Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)

The investment objective of this Portfolio is to:

•	Seek substantial dividend income and also long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

•	Emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

•	Invest in companies which have some of the following characteristics:

	•	established operating histories;

	•	above-average current dividend yields relative to S&P 500® Index;

	•	sound balance sheets and other financial characteristics;

	•	low price/earnings ratio relative to the S&P 500® Index; and

	•	low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

•	Invest up to 25% of its total assets in foreign securities.

•

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

•

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Value Stock Risk

•	The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

•	The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Investment Style Risk

•

There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other countries may cause the Portfolio to lose money on investments denominated in foreign securities.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim T. Rowe Price Equity/Income Portfolio, the highest return for a quarter was 16.85% (quarter ending June 30, 2003) and the lowest return for a quarter was -17.30% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim T. Rowe Price Equity/Income Portfolio	3.24%	13.10%	7.60%
S&P 500® Index	5.49%	12.82%	5.91%

	One Year	Five Years	Ten Years

Maxim T. Rowe Price Equity/Income Portfolio	19.11%	9.28%	10.00%
S&P 500 Index®	15.79%	6.19%	8.42%

The inception date for the Maxim T. Rowe Price Equity/Income Portfolio was November 1, 1994.

The S&P 500 Index® is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim T. Rowe Price Equity/Income Portfolio

Management Fees	0.80%
Distribution (12b-1) Fees	NONE
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.82%

EXAMPLES

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim T. Rowe Price Equity/Income Portfolio	$84	$265	$464	$1,057

MORE INFORMATION ABOUT THE PORTFOLIO

Some of the portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named portfolio may differ substantially.

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market.

ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim T. Rowe Price Equity/Income Portfolio	0.80%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chairman of the Board of T. Rowe Price Group, Inc., Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.          Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.          Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price MidCap Growth Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim T. Rowe Price MidCap Growth Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)

The investment objective of this Portfolio is to:

•	Seek long-term capital appreciation.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor’s 400® MidCap Index or the Russell MidCap® Growth Index at the time of purchase. The Portfolio has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

•

Emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the Sub-Adviser’s fundamental research, which encompasses both qualitative and quantitative analysis. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

•	Select stocks using a growth approach and invest in companies that:

	•	offer proven products or services;

	•	have a historical record of above-average earnings growth;

	•	demonstrate potential for sustained earnings growth;

	•	operate in industries experiencing increasing demand; or

	•	are believed to be undervalued in the market place.

•	Invest up to 25% of its total assets in foreign securities.

•

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

•

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk

• The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Issuer Risk

• The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk

•

When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.

•

In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

Possible Loss of Money

• When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and other countries may cause the Portfolio to lose money on investments denominated in foreign securities.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim T. Rowe Price MidCap Growth Portfolio, the highest return for a quarter was 26.91% (quarter ending December 31, 1998) and the lowest return for a quarter was -19.43% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years of the Portfolio for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim T. Rowe Price MidCap Growth Portfolio	16.86%	18.30%	11.32%
S&P MidCap 400® Index	7.98%	16.19%	11.19%

The inception date for the Maxim T. Rowe Price MidCap Growth Portfolio was July 1, 1997.

The S&P MidCap 400® Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor’s Corporation of companies having a weighted market capitalization averaging $5.5 billion.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim T. Rowe Price MidCap Growth Portfolio

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses[1]	0.04%
Total Annual Portfolio Operating Expenses	1.04%

1For the Maxim T. Rowe Price MidCap Growth Portfolio, “Other Expenses” were lower than the figure shown by 0.01% due to a voluntary waiver by MCM. MCM can terminate this voluntary wavier at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim T. Rowe Price MidCap Growth	$107	$336	$589	$1,340

MORE INFORMATION ABOUT THE PORTFOLIO

Some of the portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named portfolio may differ substantially.

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim T. Rowe Price MidCap Growth Portfolio	1.00%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means

MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. This information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr. Peters share day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio’s investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1988 and joined T. Rowe Price in 1985. Mr. Peters is a Vice President and equity portfolio manager of T. Rowe Price and is the portfolio manager of the T. Rowe Price Diversified Mid-Cap Growth Fund. Prior to joining the firm in 1993, Mr. Peters was a Portfolio Manager for Geewax, Terker and Company.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1) the name of the account;

(2) the account number;

(3) the name of the portfolio from which the shares are to be sold;

(4) the dollar amount or number of shares to be exchanged;

(5) the name of the portfolio(s) in which new shares will be purchased; and

(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in mid-cap companies, which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling mid-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.          Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.          Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Small-Cap Growth Portfolio

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance
Fees and Expenses
Example
More Information About the Portfolio
Other Investment Practices
Management of the Portfolio
Important Information About Your Investment
Legal Proceedings
Financial Highlights
Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim Small-Cap Growth Portfolio (Sub-Adviser: Silvant Capital Management LLC)

The investment objective of this Portfolio is to:

•	Seek long-term capital growth.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase.

•

When consistent with the Portfolio’s investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion.

•	Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:

	•	are determined to be in the developing stages of their life cycle; and

	•	have demonstrated, or are expected to achieve, long-term earnings growth.

•	Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk

•

The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk

•

Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk

•

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Issuer Risk

•

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Over-the-Counter Risk

•

Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Foreign Risk

•

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Portfolio Turnover Risk

•	High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Currency Risk

•	Adverse fluctuations in exchange rates between the U.S. Dollar and the currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim Small-Cap Growth Portfolio, the highest return for a quarter was 50.98% (quarter ending December 31, 1999) and the lowest return for a quarter was -28.51% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim Small-Cap Growth Portfolio	12.26%	10.84%	5.20%
Russell 2000® Growth Index	7.05%	16.50%	4.32%

The inception date for the Maxim Small-Cap Growth Portfolio was November 1, 1994.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Small-Cap Growth

Management Fees	0.95%
Distribution (12b-1) Fees	NONE
Other Expenses[1]	0.17%
Total Annual Portfolio Operating Expenses	1.12%

1For the Maxim Small-Cap Growth Portfolio, “Other Expenses” were lower than the figure shown by 0.02% due to a voluntary waiver by MCM. MCM can terminate this voluntary waiver at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Small-Cap Growth Portfolio	$115	$362	$634	$1,444

MORE INFORMATION ABOUT THE PORTFOLIO

Some of the portfolios are managed by Sub-Advisers which manage other mutual funds having similar names and investment objectives. While some of the portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named portfolio may differ substantially.

The Portfolio is managed by a Sub-Adviser which manages other mutual funds having similar names and investment objectives. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be an “Equity Portfolio” because it invests primarily in equity securities (mostly common stocks). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Equity Portfolios

As an Equity Portfolio, the Portfolio will normally invest at least 80% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

As an Equity Portfolio, the Portfolio may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations – these are discussed below under “Foreign Securities.”

As an Equity Portfolio, the Portfolio invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under “Money Market Instruments and Temporary Investment Strategies.” The Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Small and Medium Size Companies

Companies that are small or unseasoned (less than three years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause the Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for the Portfolio may not be aware of some problems associated with the company issuing the security.

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, as an investor in the Portfolio, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

The Portfolio may invest in foreign securities and has some exposure to foreign markets. This exposure will be minimized to the extent the Portfolio invests primarily in securities of U.S. issuers.

American Depository Receipts (ADRs) are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. Dollars and annual reports and shareholder literature printed in English.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim Small-Cap Growth Portfolio	0.95%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the SEC. The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable portfolios all information about a new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any Sub-Adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable portfolio with an information statement. With respect to a newly retained Sub-Adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable portfolios a maximum of 90 days after the addition of the new Sub-Adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any Sub-Adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a Sub-Adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable portfolio. Currently, there are no Sub-Advisers who are affiliated persons with MCM.

For those portfolios for which MCM has entered into an agreement with a Sub-Adviser, the Sub-Adviser is responsible for the daily management of the portfolio and for making decisions to buy, sell, or hold any particular security. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Silvant Capital Management LLC (“Silvant”) an investment adviser registered under the Investment Advisers Act of 1940, is a Delaware LLC with its principal business address at 50 Hurt Plaza, Suite 1500,

Atlanta, Georgia 30303. Silvant is a wholly owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a wholly owned subsidiary of SunTrust Banks, Inc.

Christopher D. Guinther is the lead portfolio manager for the Maxim Small Cap Growth Portfolio. He is also the lead Portfolio Manager for both the Silvant Large Cap Growth discipline and the Select Large Cap Growth discipline. He has over 15 years of investment experience, the 11 most recent as a lead or co-portfolio manager of institutional small cap growth portfolios.

Prior to joining Silvant, Mr. Guinther served as a lead or co-portfolio manager of institutional small cap growth portfolios. He was with Northern Trust Global Investors as a Senior Vice President and Institutional Small Cap Growth Portfolio Manager. Previously, he worked as a Small Cap Growth Portfolio Manager with both Principal Global Investors and Banc One Investment Advisors. He earned his Bachelor of Business Administration in Finance from Ohio University (1992), where he graduated with honors.

Michael A. Sansoterra is the lead portfolio manager for the Large Cap Growth discipline at Silvant. He is also a named portfolio manager on the Select Large Cap Growth discipline and the Small Cap Growth discipline. He has over 11 years of investment experience.

Prior to joining Silvant, Mr. Sansoterra served as the Large Cap Diversified Growth Portfolio Manager, the Director of Research for Large/Mid Domestic Equities and a Senior Equity Analyst for Principal Global Investors from 2003 to 2007. Previously, he worked as a Senior Equity Analyst for USAA Investment Management and as an Equity Analyst and Portfolio Manager for The Northern Trust Company. He earned his Bachelor of Science in Economics from The University of Michigan (1994).

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:
8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:
(1) the name of the account;
(2) the account number;
(3) the name of the portfolio from which the shares are to be sold;
(4) the dollar amount or number of shares to be exchanged;
(5) the name of the portfolio(s) in which new shares will be purchased; and
(6) the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends semi-annually.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated (referred to as time zone arbitrage). Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

Market timers may also seek to trade shares of the Portfolio in an effort to benefit from their understanding of the value of the underlying securities (referred to as price arbitrage). The Portfolio principally invests in small-cap companies, which may not be frequently traded. Any frequent trading strategies may interfere with management of the Portfolio to a greater degree than portfolios which invest in highly liquid securities, in part because the Portfolio may have difficulty selling small-cap securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the Portfolio’s shares held by other shareholders.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1.     Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.     Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim U.S. Government Securities Portfolio
(formerly the Maxim U.S. Government Mortgage Securities Portfolio)

(the “Portfolio”)

8515 East Orchard Road
Greenwood Village, CO 80111
(800) 537-2033

This Prospectus describes one of 33 portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2008

The Portfolio at a Glance

Fees and Expenses

Example

More Information About the Portfolio

Other Investment Practices

Management of the Portfolio

Important Information About Your Investment

Legal Proceedings

Financial Highlights

Additional Information

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this Prospectus carefully before investing in the Portfolio.

Maxim U.S. Government Securities Portfolio

The investment objective of this Portfolio is to:

•	Seek the highest level of return consistent with preservation of capital and substantial credit protection.

Principal investment strategies. This Portfolio will:

•

Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

•	Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

•

Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators.

•

Invest in dollar rolls and/or mortgage dollar rolls with up to 20% of its net assets. In a dollar roll transaction, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type and coupon) on a specified future date from the same party. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls involve the risk that the market value of the securities that the Portfolio is committed to buy may decline below the price of the securities the Portfolio has sold.

•	Invest in commercial mortgage-backed securities, asset-backed securities, and corporate bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk

•

The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market value rises. The longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield.

Credit Risk

•	A bond’s value can also be affected by changes in its credit quality rating or its issuer’s financial condition.

•	An issuer may default on its obligation to pay principal and/or interest.

Prepayment Risk

•

When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk

•	The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money

•	When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Sector Risk

•

Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Management Risk

•	The risk that a strategy used by the portfolio manager may fail to produce the intended results.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

During the periods shown in the chart for the Maxim U.S. Government Securities Portfolio, the highest return for a quarter was 4.70% (quarter ending September 30, 2001) and the lowest return for a quarter was -2.07% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2007:

	One Year	Five Years	Ten Years

Maxim U.S. Government Securities Portfolio	6.50%	3.79%	5.38%
Lehman Aggregate Bond Index	6.97%	4.42%	5.97%

The inception date for the Maxim U.S. Government Securities Portfolio (formerly the Maxim U.S. Government Mortgage Securities Portfolio) was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2007. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim U.S. Government Securities Portfolio

Management Fees	0.60%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim U.S. Government Securities Portfolio	$62	$194	$340	$774

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. The Portfolio is considered to be a “Debt Portfolio” because it invests primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Debt Portfolios

As a Debt Portfolio, the Portfolio will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolio, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as “interest rate risk.”

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a bond’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody’s or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody’s and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under “Money Market Instruments and Temporary Investment Strategies.”

Debt securities rated below investment grade are commonly referred to as “high yield-high risk securities” or “junk bonds.” These securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

While the Portfolio intend to principally invest in bonds, it may make other types of investments. For example, the Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under “Derivatives.”

Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM. The Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

OTHER INVESTMENT PRACTICES

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio’s shares will fluctuate in response to changes in economic conditions, interest rates, and the market’s perception of the securities held by the Portfolio.

The Portfolio does not have any significant exposure to subprime mortgage loans. Nevertheless, the Portfolio may invest in companies that may be affected by the downturn in the subprime mortgage lending market in the U.S. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Portfolio may decline in response to such developments.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2007, MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $10.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets

Maxim U.S. Government Securities Portfolio	0.60%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2008.

MCM uses a team of professionals to manage the assets of the Portfolio. Catherine Tocher, as portfolio manager, is primarily responsible for the day-to-day management of the Portfolio. Her strategists and traders meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team member buy and sell securities for the Portfolio under her direction, guided by the Portfolio’s investment objective and strategy.

Ms. Tocher has handled the day-to-day management responsibility for the Maxim U.S. Government Securities Portfolio since 1993. She is supported by Bruce Masters and Thone Gdovin. Ms. Tocher is Vice President, Investments of GWL&A and joined the GWL&A Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio’s shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolio’s shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio’s shares is the net asset value of the Portfolio. The Portfolio’s net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If the Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when the Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or qualified plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio’s shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, qualified plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their qualified plan. Participants should contact their qualified plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio’s net asset value next calculated after the Portfolio receives the order in proper form or “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and qualified plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken, if necessary.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in qualified plans that purchase shares of the Portfolio outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one portfolio and purchasing shares of another portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two portfolios after the exchange request is received in proper form. Before exchanging into a portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.

•	Written requests should be submitted to:

8515 East Orchard Road
Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

	(1)	the name of the account;

	(2)	the account number;

	(3)	the name of the portfolio from which the shares are to be sold;

	(4)	the dollar amount or number of shares to be exchanged;

	(5)	the name of the portfolio(s) in which new shares will be purchased; and

	(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.

•

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolio by telephone.

•	If an account has more than one owner of record, we may rely on the instructions of any one owner.

•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.

•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.

•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily distributes dividends from net investment income quarterly.

•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolio has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into a agreements with financial intermediaries that require the financial intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity, which involve coordination with the designee of separate accounts and qualified plans (the “recordkeeper”):

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of the Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same portfolio within five business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM or its designee will utilize the recordkeeper’s resources to assist with notification to the insurance company and/or plan involved that the market timing and/or excessive trading activity must cease. MCM or its designee will instruct the insurance company and/or plan to notify the investor to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, the Portfolio may implement trading restrictions. The Portfolio and its agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolio believes represent market timing or excessive trading.

Please note that we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolio and its agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

The practices and policies described above are intended to deter and curtail market timing in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund’s performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The Portfolio’s audited financial statements as of December 31, 2007, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Form N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

For a free copy of the SAI or Annual or Semi-Annual Reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and Annual and Semi-Annual Reports are not made available in this manner.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read
and retained for future reference.

MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio	Maxim Invesco ADR Portfolio
Maxim Short Duration Bond Portfolio	Maxim Bond Index Portfolio
Maxim U.S. Government Securities Portfolio	Maxim Index 600 Portfolio
Maxim Federated Bond Portfolio	Maxim Stock Index Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim S&P 500 Index® Portfolio
Maxim High Yield Bond Portfolio	Maxim Aggressive Profile I Portfolio
Maxim Global Bond Portfolio	Maxim Moderately Aggressive Profile I Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim Moderate Profile I Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Moderately Conservative Profile I Portfolio
Maxim Small-Cap Growth Portfolio	Maxim Conservative Profile I Portfolio
Maxim Small-Cap Value Portfolio	Maxim Aggressive Profile II Portfolio
Maxim MidCap Value Portfolio	Maxim Moderately Aggressive Profile II Portfolio
Maxim Ariel MidCap Value Portfolio	Maxim Moderate Profile II Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio	Maxim Moderately Conservative Profile II Portfolio
Maxim T. Rowe Price Equity/Income Portfolio	Maxim Conservative Profile II Portfolio
Maxim Janus Large Cap Growth Portfolio
Maxim Bernstein International Equity Portfolio
Maxim MFS International Growth Portfolio

(the “Portfolio(s)”)

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated May 1, 2008. Requests for copies of the Prospectus should be made by writing to: Secretary, Maxim Series Fund, Inc., at 8515 East Orchard Road, Greenwood Village, Colorado 80111, or by calling 1-800-537-2033. The financial statements, appearing in the Annual Report, are incorporated into this SAI by reference. Copies of the Annual Report are available, without charge, and can be obtained by calling 1-800-537-2033.

May 1, 2008

INFORMATION ABOUT THE FUND AND PORTFOLIOS

Maxim Series Fund, Inc. is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (the “Fund”). The Fund offers 33 investment portfolios (“Portfolios”). This SAI describes the 33 Portfolios, 22 of which are diversified portfolios and 11 of which are non-diversified portfolios. The Fund is a Maryland corporation organized on December 7, 1981 and commenced business as an investment company in 1982. The Portfolios are “no-load,” meaning you pay no sales charges or distribution fees. Currently, the Portfolios’ shares are sold only to separate accounts of Great-West Life & Annuity Insurance Company (“GWL&A”), First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable contracts. The Portfolios’ shares may also be sold to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. GW Capital Management, LLC doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of GWL&A, serves as the Fund’s investment adviser.

Diversified Portfolios

Each diversified Portfolio will operate as a diversified investment portfolio of the Fund. This means that at least 75% of the value of its total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer is neither more than 5% of the Portfolio’s total assets nor more than 10% of the outstanding voting securities of such issuer.

Non-Diversified Portfolios

A non-diversified Portfolio is any Portfolio other than a diversified Portfolio. The Maxim Global Bond Portfolio and the Maxim Profile I Portfolios and Maxim Profile II Portfolios (the “Profile Portfolios” or each a “Profile Portfolio”) are considered “non-diversified” because they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. Because a relatively high percentage of a non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Portfolio may be more sensitive to changes in the market value of a single issuer or industry.

INVESTMENT LIMITATIONS

The Fund has adopted limitations on the investment activity of its Portfolios which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Portfolio. These limitations apply to all Portfolios. If changes to the fundamental policies of only one Portfolio are being sought, only shares of that Portfolio are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940 (“1940 Act”) means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.

1. BORROWING. The Fund (i.e., each Portfolio) will not borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with the Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements.

2. COMMODITIES, FUTURES, AND OPTIONS THEREON. The Fund (i.e., each Portfolio) will not purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). The Fund does not consider currency contracts or hybrid investments to be commodities.

3. INDUSTRY CONCENTRATION. The Fund (i.e., each Portfolio) will not purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction. Notwithstanding the foregoing, each of the

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Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios (the “Equity Index Portfolios” or each an “Equity Index Portfolio”) may concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark index if its benchmark index (as described under “Equity Index Portfolios” within the current Prospectus) is so concentrated; for purposes of this limitation, whether an Equity Index Portfolio is concentrating in an industry or group of industries shall be determined in accordance with the 1940 Act and as interpreted or modified from time to time by any regulatory or judicial authority having jurisdiction.

4. LOANS. The Fund (i.e., each Portfolio) will not make loans, although the Fund may (i) lend portfolio securities; (ii) enter into repurchase agreements; and (iii) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) purchase debt.

5. DIVERSIFICATION. The Fund (i.e., each Portfolio) will not, with respect to 75% of the value of the Portfolio’s total assets, purchase a security if, as a result (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies). This investment restriction does not apply to the Maxim Profile Portfolios and the Maxim Global Bond Portfolio, as these portfolios are considered non-diversified for purposes of the 1940 Act.

6. REAL ESTATE. The Fund (i.e., each Portfolio) will not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. SENIOR SECURITIES. The Fund (i.e., each Portfolio) will not issue senior securities except in compliance with the 1940 Act.

8. UNDERWRITING. The Fund (i.e., each Portfolio) will not underwrite securities issued by other persons, except to the extent the Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.

Non-Fundamental Policies

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Portfolios to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Portfolio’s name. If the Board of Directors determines to change the non-fundamental policy for any of these Portfolios, that Portfolio will provide no less than 60 days prior notice to the shareholders before implementing the change of policy.

Maxim Short Duration Bond Portfolio	Maxim Ariel MidCap Value Portfolio
Maxim Bond Index Portfolio	Maxim MidCap Value Portfolio
Maxim U.S. Government Securities Portfolio	Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Federated Bond Portfolio	Maxim Janus Large Cap Growth Portfolio
Maxim Loomis Sayles Bond Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim High Yield Bond Portfolio	Maxim Bernstein International Equity Portfolio
Maxim Global Bond Portfolio	Maxim Invesco ADR Portfolio
Maxim Ariel Small-Cap Value Portfolio	Maxim MFS International Growth Portfolio
Maxim Loomis Sayles Small-Cap Value Portfolio	Maxim Index 600 Portfolio
Maxim Small-Cap Growth Portfolio	Maxim S&P 500® Portfolio
Maxim Small-Cap Value Portfolio	Maxim Stock Index Portfolio

Operating Policies

The Fund has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.

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Under these policies, the Fund (i.e., each Portfolio) will not:

1. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s net asset value;

2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities (10% for the Maxim Money Market Portfolio);

3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;

4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that the Fund may purchase securities of issuers which invest or deal in the above.

INVESTMENT POLICIES AND PRACTICES

Except as described below and except as otherwise specifically stated in the Prospectus or this SAI, the Portfolios’ investment policies set forth in the Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.

The following pages contain more detailed information about types of securities in which the Portfolios may invest, as well as investment practices and techniques that MCM or any Sub-Adviser may employ in pursuit of the Portfolios’ investment objectives, subject to their respective investment objectives, strategies and restrictions, and a discussion of related risks. MCM and/or its Sub-Advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios’ investment objectives and policies and that doing so will help the Portfolios achieve their objectives. Unless otherwise indicated, each Portfolio may invest in all these securities or use all of these techniques. In addition, due to unavailability, economic unfeasibility or other factors, a Portfolio may simply have no opportunity to invest in a particular security or use a particular investment technique.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Bankers’ Acceptances. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolios generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.

Bank Obligations. The Portfolios may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Borrowing. The Portfolios may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional

5

investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Portfolio borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.

Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Brady bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady bonds in the normal course. In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Debt restructurings have been implemented under the Brady Plan in Argentina, Brazil, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady bonds having been issued to date by Argentina, Mexico and Venezuela. Most Argentine and Mexican Brady bonds and a significant portion of the Venezuelan Brady bonds issued to date are Collateralized Brady bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders.

Each Portfolio will invest in Brady Bonds only if it is consistent with quality specifications established from time to time by MCM or the Sub-Adviser to that Portfolio.

Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation (“CMO”) is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.

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Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Debt Obligations. Certain Portfolios may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Portfolio’s net asset value to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the Portfolio’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Portfolio’s management could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do

7

changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.

In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Portfolio’s management will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Portfolio’s management employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Portfolio’s management continually monitors the investments in the fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Portfolio invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default

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or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.

Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Derivatives Contracts. Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio’s exposure to interest rate, and currency risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (i) initially issued at a discount from their face value, and (ii) purchased by a Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of MSM or Sub-Adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

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A Portfolio will generally make such investments only when MCM or Sub-Adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the distressed debt securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Portfolio may be restricted from disposing of such securities. None of the Portfolios will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Portfolio’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.

Emerging Markets Issuers. Emerging markets include any countries (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

Exchange Traded Funds (ETFs). ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Please also see the discussion concerning the risks associated with derivative transactions under “Futures and Options,” below.

Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.

Foreign Currency Transactions. Any Portfolio which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are

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generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Portfolio may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Portfolio. A Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolios may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by MCM or one the Sub-Advisers.

The Portfolios may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Portfolio owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. Dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.

Each Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. For example, if a Portfolio held investments denominated in or exposed to Deutschemarks, the Portfolio could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Portfolios will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on MCM’s or the applicable Sub-Adviser’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Portfolio’s investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as MCM or the Sub-Adviser anticipates. For example, if a currency’s value rose at a time when MCM or the Sub-Adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency’s appreciation. If MCM or a Sub-Adviser hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if MCM or a Sub-Adviser increases a Portfolio’s exposure to a foreign currency, and that currency’s value declines, the Portfolio will realize a loss. There is no assurance that MCM’s or a Sub-Adviser’s use of currency management strategies will be advantageous to the Portfolios or that it will hedge at an appropriate time.

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Foreign Securities. Certain Portfolios may invest in foreign securities and securities issued by U.S. entities with substantial foreign operations in a manner consistent with its investment objective and policies. Such foreign investments may involve significant risks in addition to those risks normally associated with U.S. equity investments.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

A Portfolio’s investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or developmental assistance, currency transfer restrictions, illiquid markets, delays and disruptions in securities settlement procedures.

Most foreign securities in a Portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Portfolio in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Portfolio’s investments (even if the price of the investments is unchanged) and changes in the dollar value of a Portfolio’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Portfolio’s assets and on the net investment income available for distribution may be favorable or unfavorable.

A Portfolio may incur costs in connection with conversions between various currencies. In addition, a Portfolio may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Portfolio declares and pays a dividend, or between the time when a Portfolio accrues and pays an operating expense in U.S. Dollars.

American Depository Receipts (“ADRs”), as well as other “hybrid” forms of ADRs including European Depository Receipts and Global Depository Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer’s country.

Futures. See “Futures and Options” below.

Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Portfolio against circumstances that would normally cause the Portfolio’s securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Portfolio may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. A Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

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High Yield-High Risk Debt Securities (“Junk Bonds”). High yield high risk debt securities, often referred to as “junk bonds,” are debt securities that are rated lower than Baa by Moody’s Investors Service or BBB by Standard & Poor’s Corporation, or of comparable quality if unrated. High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.

High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall, high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Portfolios defaults, the Portfolios may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios’ net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Portfolios report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date.

In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.

Because the risk of default is higher for lower-quality debt securities, MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend

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coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio’s investment objective may be more dependent on MCM’s or the Sub-Adviser’s own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could negatively affect the Portfolios’ net asset values.

A Portfolio may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio’s shareholders.

Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.

Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.

Illiquid Securities. The term “illiquid securities” or non-publicly traded securities, means securities that cannot be sold in the ordinary course of business within seven days at approximately the price used in determining a Portfolio’s net asset value. Under the supervision of the Board of Directors, MCM determines the liquidity of portfolio securities and, through reports from MCM, the Board of Directors monitors investments in illiquid securities. Certain types of securities are considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional investors may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines of the Board of Directors.

A Portfolio may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities.

Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio’s holdings. These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio’s assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio’s holdings, or to facilitate the sale of such securities.

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Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The successful utilization of interest rate transactions depends on the portfolio manager’s ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager’s judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio’s overall performance would be worse than if it had not entered into such transactions. For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

Investment Companies. Each Portfolio may invest in shares of mutual funds within the limitations of the 1940 Act and any orders issued by the SEC. The following discussion of mutual funds may be of particular relevance to those who invest in the Profile Portfolios. These Portfolios are known as “funds of funds” because they seek to achieve their investment objectives by investing in other mutual funds (the “Underlying Portfolios”). Except for these funds of funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated contracts (unless other limitations have been granted in an order issued by the SEC). The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Profile Portfolios each may invest in both MCM-advised and non-MCM-advised Underlying Portfolios.

The Underlying Portfolios’ investments, the different types of securities the Underlying Portfolios typically invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by Underlying Portfolios are currently known. Not all Underlying Portfolios discussed below are eligible investments for each Portfolio. A Portfolio will invest in Underlying Portfolios that are intended to help achieve its investment objective.

Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Exchange Traded Funds, which are also a type of mutual fund, are discussed above. Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

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Stock Funds typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.

Small-Cap Stock Funds seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

International Stock Funds seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

Bond Funds seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

Money Market Funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Portfolio purchases a Loan Participation, the Portfolio typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce

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compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by MCM or Sub-Adviser to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Fund’s Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment and its market place including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participation that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Portfolio’s assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund’s Board.

Lending of Portfolio Securities. Subject to Investment Limitations described above for all Portfolios, each Portfolio of the Fund from time-to-time may lend its portfolio securities to brokers, dealers and financial institutions. No lending may be made with any companies affiliated with MCM or the Sub-Advisers. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.

Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by MCM to be of good standing. Furthermore, they will only be made if, in MCM’s judgment, the consideration to be earned from such loans would justify the risk.

MCM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower Quality Debt Securities. Lower quality debt securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (i.e., Ba or lower by Moody’s and BB or lower by Standard

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& Poor’s) or unrated securities of comparable quality.Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Although these securities generally provide greater income than investments in higher rated securities, they are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. MCM and its Sub-Advisers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody’s and Standard & Poor’s are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, existing debt, asset coverage, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Portfolio’s investment objective may be more dependent on the investment adviser’s own credit analysis than might be the case for a portfolio which invests in higher quality bonds. MCM and its Sub-Advisers continually monitor the investments in the Portfolios and carefully evaluate whether to dispose of or retain lower quality securities whose credit ratings have changed. The Portfolios may retain a security whose credit rating has changed.

A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio’s shareholders.

Money Market Instruments and Temporary Defensive and Other Short-Term Positions. In addition to the Money Market Portfolio, the other Portfolios, except the Maxim Profile I Portfolios and the Maxim Profile II Portfolios, each may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by MCM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by MCM or the applicable Sub-Adviser for temporary defensive purposes.

The types of money market instruments in which such Portfolios may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market mutual funds (see “Investment Companies” under the Investment Policies and Practices section, above).

Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government

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mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Options. See “Futures and Options” below.

Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and MCM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Portfolio will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by MCM.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint. A Portfolio will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by MCM. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Portfolio owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

A Portfolio’s decision to make a short sale against the box may be a technique to hedge against market risks when MCM or its Sub-Advisers believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Stripped Treasury Securities. Certain Portfolios may invest in zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and

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other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Portfolio may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.

Structured Securities. Structured securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. The credit risk generally will be equivalent to that of the underlying instruments.

Structured securities may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.

Supranational Entities. Certain Portfolios may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”

Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.

Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include caps and floors, interest rate swaps, total return swaps and credit default swaps.

Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of

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U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency’s right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Some U.S. government securities, called “Treasury inflation-protected securities” or “TIPS,” are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.

Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which “float” continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Portfolios to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, the Portfolio may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Portfolios generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Portfolios may sell the securities before the settlement date if MCM or the applicable Sub-Adviser deems it advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued basis, the Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will maintain, in a segregated account, liquid assets having a value equal to or greater than the Portfolio’s purchase commitments; likewise a Portfolio will segregate securities sold on a delayed-delivery basis.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Certain of the Portfolios may invest in zero coupon securities, PIK (Payment In Kind) bonds and deferred payment securities. Zero coupon securities are

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debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Portfolio also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

To avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Futures and Options

Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Portfolio.

Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.

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Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Portfolio may use call options in the following ways:

• Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and

• Write call options on Portfolio securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Portfolio may use put options in the following ways:

• Purchase put options on Portfolio securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and

• Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Portfolio may also buy or write options, as needed, to close out existing option positions.

Purchasing Put and Call Options. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because

23

it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.

Writing a call option obligates a Portfolio to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolios greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Portfolios may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Portfolio’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Portfolio against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Portfolio’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio’s investments exactly over time.

Asset Coverage for Futures and Options Positions. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a

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greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Limitations on Futures and Options Transactions. The Fund, on behalf of each Portfolio, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Portfolio. Each Portfolio (other than the Maxim Small-Cap Value Portfolio and Maxim MidCap Value Portfolio), to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio. This limitation on a Portfolio’s permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to assets held to cover its options or futures positions could also be impaired.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund’s policy that the public disclosure of information concerning the Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (i) information about the Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after the quarter’s end, (ii) portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless as expressly authorized by the Fund’s President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, or one day after EDGAR filing, and (iii) portfolio holdings information that is more current than that in reports or other filings filed electronically with the SEC may be disclosed 30 days after the relevant reporting period.

Public Disclosures. Information regarding each Portfolio’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Fund and GWFS Equities may disclose a Portfolio’s ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.

The Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any

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disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures. The Fund periodically provides information concerning its portfolio holdings to the Fund’s service providers and the Fund’s disinterested directors in connection with its provision of services to or on behalf of the Fund. In addition to MCM, these service providers include any Sub-Adviser, custodian, broker-dealer, transfer agent, securities lending agents, auditor and legal counsel.

Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by the Fund’s President or CCO. The Fund may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Fund may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the President or CCO of the Fund in writing and upon his or her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Portfolio may disclose portfolio holdings information.

Any exceptions authorized by the President or CCO are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Fund and its shareholders.

As authorized by the Board of Directors, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund portfolio holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board of Directors periodically. Any modifications to the guidelines require prior Board approval.

At this time, the Fund has not entered into any ongoing arrangements to make available public and/or non-public information about the Fund’s portfolio holdings. If, in the future, the Fund desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund’s SAI. The Fund’s portfolio holdings information may not be disseminated for compensation. There is no assurance that the Fund’s policies on holdings information will protect the Portfolios from the potential misuse of holdings by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

The Fund

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance.

Directors and Officers

Information regarding the Directors and executive officers of the Fund including their ages, position(s) with the Fund, and their principal occupations during the last five years (or as otherwise indicated) are set forth below. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111 (unless otherwise indicated).

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There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.

FUND DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS*

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Gail Klapper (64)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC

Richard P. Koeppe (76)	Director	April 30, 1987 to present	Retired Educator	33

Sanford Zisman (68)	Director	March 19, 1982 to present	Attorney, Firm of Zisman, & Ingraham, P.C.	33

INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

William T. McCallum (65)	Director, Chairman and President	June 1, 2000 to present

Chairman, First Great-West Life & Annuity Insurance Company. Beginning January 1, 2006: Vice Chairman, Great-West Life & Annuity Insurance Company.

Through December 31, 2005: President and Chief Executive Officer of Great-West Life & Annuity Insurance Company, United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Co-President and Chief Executive Officer of Great-West Lifeco Inc.; President and Chief Executive Officer of GWL&A Financial Inc. and Canada Life Insurance Company of America (through February 13, 2006); President and Chief Executive Officer of First Great-

				33

Director, Great-West Lifeco Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, GWL&A Financial Inc., The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and Canada Life

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			West Life & Annuity Insurance Company and Alta Health & Life Insurance Company.		Insurance Company of America.

Mitchell T.G. Graye (52)	Director	June 1, 2000 to present

Chief Financial Officer of Putnam Investments, LLC; Executive Vice President and Chief Financial Officer of Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, GWL&A Financial Inc., the United States Operations of The Great- West Life Assurance Company, the United States Operations for The Canada Life Assurance Company, and the United States Operations for Crown Life Insurance Company; Chairman and President, GW Capital Management, LLC, and Orchard Capital Management, LLC; President, GWL Properties, Inc., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. and Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II; Executive Vice President, Orchard Trust Company, LLC

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Director, Alta Health & Life Insurance Company, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., GWL Properties, Inc., Great-West Benefit Services, Inc.; Manager, GW Capital Management, LLC, Orchard Capital Management, LLC, Orchard Trust Company, LLC and FASCore, LLC.

Graham McDonald (61)	Treasurer	November 29, 2001 to present

Senior Vice President, Corporate Administration of Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America, GWL&A Financial Inc., the United States Operations of The Great-West Life Assurance Company, the United States Operations of The Canada Life Assurance Company and the United States Operations of Crown Life Insurance Company; Senior Vice President, Corporate Finance and Investment Operations of EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; Senior Vice President, Corporate and Investment Administration, FASCore, LLC; Senior Vice President and Treasurer, GW Capital Management, LLC, and Orchard Capital Management, LLC; President, Greenwood

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Investments, LLC, and Great-West Benefit Services, Inc.; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.

Beverly A. Byrne (52)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, Great-West Life & Annuity Insurance Company, GWL&A Financial Inc., First Great-West Life & Annuity Insurance Company, Canada Life Insurance Company of America, the United States Operations of The Great-West Life Assurance Company, and the United States Operations of The Canada Life Assurance Company; Chief Legal Officer and Secretary, FASCore, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.; Secretary and Chief Compliance Officer, GW Capital Management, LLC, Orchard Capital Management, LLC, GWFS Equities, Inc., One Orchard Equities, Inc. and Advised Assets Group, LLC; Secretary and Compliance Officer, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., BenefitsCorp, Inc., and BenefitsCorp, Inc. of Wyoming; Secretary, Greenwood Investments, LLC.

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* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

Standing Committees

The Fund Board has two standing committees: an Executive Committee and an Audit Committee

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board of Directors; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (6) the declaration of dividends and the issuance of capital stock of the Fund. Messrs. McCallum and Graye are the members of the Executive Committee. No meetings of the Executive Committee were held in 2007.

As set out in the Fund’s Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of the Fund’s financial accountability and financial reporting by providing a means for the Fund’s disinterested Directors to be directly informed as to, and participate in the review of, the Fund’s audit functions. Another objective is to ensure the independence and accountability of the Fund’s outside auditors and provide an added level of independent evaluation of the Fund’s internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Messrs. Koeppe and Zisman and Ms. Klapper are the members of the Audit Committee. Two meetings of the Audit Committee were held in 2007.

Ownership

As of December 31, 2007, the following members of the Board of Directors had beneficial ownership in the Fund and/or any other investment companies overseen by the Director:

Director	Portfolio	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies

R.P. Koeppe*	Maxim Loomis Sayles Small-Cap Value Portfolio	$1 - $10,000

R.P. Koeppe*	Maxim T. Rowe Price Equity/Income Portfolio	$10,001 - $50,000

R.P. Koeppe*	Maxim T. Rowe Price MidCap Growth Portfolio	$1 - $10,000

R.P. Koeppe*	Maxim Bernstein International Equity Portfolio	$1 - $10,000	$10,001 - $50,000

*Director is not an “interested person” of the Fund (as defined in the 1940 Act), also referred to as an “Independent Director.”

Independent Directors and their Immediate Family Members

As of December 31, 2007, other than as described above under “Ownership,” no Independent Director and no immediate family member of an Independent Director beneficially or of record owned any equity securities of an investment adviser or the principal underwriter of the Fund, or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2007, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, held a position, including as an officer, employee, director or general partner, with any of the following:

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•	the Fund;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund;

•	an investment adviser, the principal underwriter or affiliated person of the Fund; or

•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2007, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•	an investment adviser or the principal underwriter of the Fund; or

•	any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund.

As of December 31, 2007, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•	the Fund, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•	an investment adviser or the principal underwriter of the Fund, or officer thereof; or

•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2007, no Independent Director and no immediate family member of an Independent Director has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

•	the Fund, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same investment adviser or principal underwriter as the Fund or has an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof;

•	an investment adviser or the principal underwriter of the Fund, or officer thereof; or

•	any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, or officer thereof.

As of December 31, 2007, no officer of an investment adviser or the principal underwriter of the Fund or an officer of any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Director of the Fund or an immediate family member of an Independent Director has also served as an officer of such company during the two most recently completed calendar years.

Compensation

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or MCM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

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Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors

R.P. Koeppe	$64,000	0	0	$64,000
S. Zisman	$64,000	0	0	$64,000

*As of December 31, 2007, there were 31 funds for which the Directors serve as Directors, all of which were Portfolios of the Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Approval of Investment Advisory and Sub-Advisory Agreements for New Portfolios

The Board, including the Directors who are not interested persons of the Fund, approved at a meeting held on September 12, 2007 (the “Meeting”), the creation of two new Portfolios of the Fund: Maxim Small-Cap Value Portfolio and Maxim MidCap Value Portfolio (the “New Portfolios”). In connection with the creation of the New Portfolios, the Board approved an amendment to the investment advisory agreement (the “Amended Advisory Agreement”) with MCM. The Board also approved two new investment sub-advisory agreements (the “New Sub-Advisory Agreements”) between MCM, the Fund and each of the following Sub-Advisers: Goldman Sachs Asset Management, L.P. and INVESCO Institutional (N.A.), Inc. (collectively the “New Sub-Advisers”).

Pursuant to the Amended Advisory Agreement, MCM acts as investment adviser and, subject to oversight by the Board, oversees the investments of each New Portfolio in accordance with its investment objectives, policies and limitations. MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund. In addition, the Fund operates under a manager-of-managers structure pursuant to an order issued by the SEC, which permits MCM to enter into and materially amend sub-advisory agreements with Board approval but without shareholder approval. Under this structure, MCM is also responsible for monitoring and evaluating the performance of the Sub-Advisers and for recommending the hiring, termination and replacement of Sub-Advisers to the Board.

Pursuant to the New Sub-Advisory Agreements, each New Sub-Adviser, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the New Portfolio sub-advised by it, and for making decisions to buy, sell or hold any particular security.

In advance of the Meeting, the Board held a special meeting on August 21, 2007 to consider the creation of the New Portfolios. The Board was provided with information relating to the proposed structure of the New Portfolios. Following the August meeting, the Board requested and received additional information from MCM and the New Sub-Advisers in connection with the proposed approval of the Amended Advisory Agreement and New Sub-Advisory Agreements (collectively, the “Agreements”). In approving the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Agreements and the information described below, the Board concluded that the Agreements were fair and reasonable in light of the services to be performed, proposed fees and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreements are discussed below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the New Portfolios by MCM and each of the New Sub-Advisers. With respect to MCM, the Board noted that at its April 2007 meeting, it had considered information about MCM and concluded that it was satisfied with the nature, extent and quality of services provided by MCM under the existing Advisory Agreement covering the other Portfolios of the Fund. Because there was no material change to MCM and the services it provides to the Fund since April 2007, the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by MCM under the Amended Advisory Agreement covering the New Portfolios would be similar in nature to those provided under the existing Advisory Agreement and, therefore, satisfactory to the Board.

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With respect to the New Sub-Advisers, the Board considered, among other things, the background and experience of the portfolio management team of each New Sub-Adviser. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the New Portfolios. The Board also considered each New Sub-Adviser’s ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the New Portfolios, and performing research and obtaining and evaluating the economic, statistical and financial data relevant to the investment policies of the New Portfolios. Consideration was also given to each New Sub-Adviser’s reputation for management of their specific investment strategies, overall financial condition, technical resources, operational capabilities, and compliance policies and procedures. Moreover, the Board considered each New Sub-Adviser’s practices regarding the use of brokerage services, including, the procedures used in selecting brokers and dealers and obtaining best execution for portfolio transactions. The Board concluded that based on the nature of the proposed services to be provided and the information it reviewed about the New Sub-Advisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of the services to be provided to the New Portfolios.

Investment Performance. Because the New Portfolios had not commenced operations at the time of the Meeting, no performance for the New Portfolios was considered by the Board. The Board, however, received and considered information concerning the performance of the New Sub-Advisers with respect to similarly managed accounts. This information included an analysis of the performance of each New Sub-Adviser relative to certain market benchmarks that was prepared by an independent data service. The Board concluded that it was satisfied with the performance of the New Sub-Advisers.

Costs of Services. The Board considered the costs of the services to be provided by MCM and the New Sub-Advisers. As part of its review, the Board examined the structure and the level of the proposed investment management fees and other expenses payable by the New Portfolios, as well as the structure and level of the proposed sub-advisory fees payable by MCM to the New Sub-Advisers. In evaluating the proposed management fees, the Board considered the fees payable by similar funds managed by other investment advisers. The Board also considered each New Portfolio’s total expense ratio in comparison to the median expense ratio for a peer group of funds selected by MCM. Based on the information provided, the Board noted that the management fees were higher than those of the funds compared, but that the expense ratios for the New Portfolios were below the median expense ratio for the applicable peer group.

With respect to the sub-advisory fees, it was noted that those fees are paid by MCM out of its management fees, and that the rates payable by MCM to the New Sub-Advisers were the result of arms-length negotiations, since none of the New Sub-Advisers is an affiliate of MCM.

Based on the information provided, the Board concluded that the costs of the services to be provided by MCM and the New Sub-Advisers were reasonable in the context of all factors considered by the Board.

Profitability. Because the New Portfolios had not commenced operations at the time of the Meeting, there was no historical profitability for the Board to review. As a result, the Board did not consider this factor.

Economies of Scale. The Board considered the extent to which economies of scale may be realized as the New Portfolios grow and whether the proposed fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the level of management and sub-advisory fees payable by the New Portfolios and MCM, respectively, comparative fee information, the financial condition of MCM, and the expected level of Portfolio growth. Based on the information provided, the Board concluded that the New Portfolios are not expected to be of sufficient size to identify economies of scale at this stage, and that the Board would reconsider this factor as the New Portfolios grow in assets.

Other Factors. The Board considered ancillary benefits anticipated to be received by MCM or the New Sub-Advisers from their relationships with the New Portfolios. The Board concluded that any potential benefits to be derived by MCM were similar to the benefits derived or to be derived by MCM from its relationship with the other Portfolios of the Fund. The Board also concluded that any potential benefits to be derived by the New Sub-Advisers were consistent with those generally derived by other Sub-Advisers of the Portfolios of the Fund.

CODES OF ETHICS

The Fund, MCM, and GWFS Equities, Inc. each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including

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securities purchased or held by the Fund under certain circumstances. Each Code places appropriate restrictions on all such investments.

Proxy Voting Policies

Proxies will be voted in accordance with the proxy policies and procedures attached hereto as Appendix B. Proxy voting information for the Fund will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling 1-800-537-2033, or writing to: Secretary, Maxim Series, Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how the Fund voted proxies relating to the Portfolios is also available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December 5, 1997, as amended. MCM is a wholly-owned subsidiary of GWL&A, which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

Investment Advisory Agreement

Under the terms of the investment advisory agreement with the Fund (the “Investment Advisory Agreement”), MCM acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides the Fund with all necessary office facilities and personnel for servicing the Portfolios’ investments, compensates all officers of the Fund and all Directors who are “interested persons” of the Fund or of MCM, and all personnel of the Fund or MCM performing services relating to research, statistical and investment activities.

In addition, MCM, subject to the supervision of the Board of Directors, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors.

The Investment Advisory Agreement became effective on December 5, 1997 and was amended effective July 26, 1999, May 1, 2002, May 1, 2003, July 1, 2003, May 1, 2004, May 1, 2005, May 1, 2006, December 12, 2006 and February 15, 2008. As approved, the Investment Advisory Agreement will remain in effect until May 1, 2009, and will continue in effect from year to year if approved annually by the Board of Directors including the vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Portfolio upon approval by vote of a majority of the outstanding voting securities of that Portfolio. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Portfolio either by the Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio or by MCM, each on 60 days notice to the other party.

Sub-Advisory Agreements

MCM has entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreements”) with respect to the daily management of the Portfolios. Each Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each Sub-Adviser for its services. As approved, the continuation of the Sub-Advisory Agreements will remain in effect until May 1, 2009, and from year to year if approved annually by the Board of Directors including a vote of a majority

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of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Portfolio.

In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and each Sub-Advisory Agreement in advance of the meeting at which the Investment Advisory Agreement and Sub-Advisory Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

At regular meetings of the Board held throughout the year, the Board meets with representatives of MCM and of the Sub-Advisers to discuss portfolio management strategies, benchmark index tracking for each Index Portfolio and performance of each Portfolio. The Board also considers MCM’s and each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios and procedures MCM and each Sub-Adviser use for obtaining best execution for transactions in the Portfolios.

With respect to the nature, scope and quality of the services provided by MCM and each Sub-Adviser, the Board considered, among other things, MCM’s and each Sub-Adviser’s personnel, experience, resources and track record, their ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, consulting by the Sub-Advisers as appropriate with MCM, and performing research and obtaining and evaluating the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered MCM’s and each Sub-Adviser’s reputation for management of their specific investment strategies, MCM’s and each Sub-Adviser’s overall financial condition, technical resources, and operational capabilities.

With respect to the advisory fee rates payable to Sub-Advisers by MCM, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of each Portfolio and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to MCM and its affiliates in relation to the quality of all services provided as well as the overall profitability to MCM and its affiliates.

Management Fees

Each Portfolio pays a management fee to MCM for managing its investments and business affairs. MCM is paid monthly at an annual rate of a Portfolio’s average net assets as described in the Prospectus.

Sub-Advisers

ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. (“Alliance”) began serving as the Sub-Adviser to the Maxim Bernstein International Equity Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. Alliance, registered as an investment adviser under the Investment Advisers Act of 1940, is a Delaware limited partnership, with its principal business address at 1345 Avenue of the Americas, New York, New York, 10105. Alliance is ultimately owned by AXA, a holding company for an international group of insurance and related financial services companies.

MCM is responsible for compensating Alliance, which receives monthly compensation for the Portfolio at the annual rate of .55% on the first $150 million, .50% on the next $150 million, and .45% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the AllianceBernstein Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms and Mr. Henry S. D’Auria are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the AllianceBernstein Global Value Investment Policy Group also has day-to-day management responsibilities.* The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio’s fiscal year ended December 31, 2007.

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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)

Sharon Fay	157	80,097	144	42,806	44,627	188,923	3	12,345	1	1,506	140	28,882
Kevin Simms	157	80,097	155	47,730	44,627	188,923	3	12,345	2	2,661	140	28,882
Henry D’Auria	87	50,855	95	36,889	750	136,832	2	5,639	1	1,506	128	26,339
* Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 11 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client’s country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Alliance Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and

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investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

          Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)           Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)           Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii)           Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same Alliance Mutual Funds offered to mutual

42

fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.[1]

(iv)           Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Ownership of Securities

None of the Portfolio managers own shares of the Portfolio.

ARIEL CAPITAL MANAGEMENT, LLC

Ariel Capital Management, LLC (“Ariel”) serves as the Sub-Adviser to the Maxim Ariel Small-Cap Value Portfolio and the Maxim Ariel MidCap Value Portfolio pursuant to Sub-Advisory Agreements dated December 1, 1993, as amended, and February 5, 1999, as amended, respectively. Ariel is a privately held minority-owned money manager.

MCM is responsible for compensating Ariel, which receives monthly compensation at the annual rate of .40% of the average daily net asset value of the Maxim Ariel Small-Cap Value Portfolio up to $5 million, .35% on the next $10 million, .30% on the next $10 million, and .25% of such value in excess of $25 million. Ariel receives compensation at the annual rate of 0.50% of the average daily net asset value of the Maxim Ariel Midcap Value Portfolio on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Maxim Ariel MidCap Value Portfolio.

Other Accounts Managed

John W. Rogers, Jr. is the portfolio manager for the Maxim Ariel Small-Cap Value and Maxim Ariel Midcap Value Portfolios and all other accounts managed in the same investment style by Ariel. As of December 31, 2007, John W. Rogers, Jr. managed five other registered investment companies totaling $5,814.9 million and 165 other accounts totaling $6,831.1 million. Two of the accounts with assets totaling $784.8 million have performance-based fees.

Conflicts of Interest Policy

Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Potential conflict of interest may arise, for example between those accounts that have performance-based fees and those accounts that do not hae such fees. Ariel allocates investment decisions across all accounts in a strategy, which limits the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Compensation

Mr. Rogers compensation is determined by Ariel’s Board of Directors and is composed of:

(1) Base Salary. Base Salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for CEOs of comparable advisory firms.

(2) Discretionary Bonus Pool. The quarterly discretionary bonus is related to the profitability of Ariel and consists of cash and mutual fund shares purchased by Ariel in the funds managed by Mr. Rogers.

(3) Annual Incentive Award. An annual incentive award based upon goals set by Ariel’s Board of Directors that are tied to the performance of the funds he manages against relevant indices over a market cycle, the performance of the Ariel (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various firm goals, such as allocating firm resources to enhance the fund’s success and meeting budgetary goals.

1           Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

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(4) Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to Ariel and his perceived value in the market place.

(5) Profit Sharing Plan. A contribution to Mr. Rogers’ portion of Ariel’s profit sharing plan is based upon criteria used for all employees of Ariel.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by Ariel’s Board of Directors at the beginning of each year.

Ownership of Securities

Mr. Rogers does not have any personal ownership in the Maxim Ariel Small Cap Value or Maxim Ariel Mid Cap Value Portfolios.

BNY INVESTMENT ADVISORS

Effective April 1, 2003, BNY Investment Advisors (“BNY”) began serving as the Sub-Adviser to the Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios (the “Equity Index Portfolios”) pursuant to a Sub-Advisory Agreement dated effective April 1, 2003. BNY is a separately identifiable division of The Bank of New York, a New York State chartered bank.

MCM is responsible for compensating BNY, which receives monthly compensation for the Equity Index Portfolios at the annual rate of .02% on net assets for each Equity Index Portfolio.

Other Accounts Managed

The BNY Quantitative Equity Management Team is responsible for the day-to-day management of the Equity Index Portfolios. The team is comprised of Mr. Kurt Zyla, Ms. Denise Krisko, Mr. Lloyd Buchanan, Mr. Todd Rose, Mr. Robert McCormack, Mr. Steven Wetter, Mr. Michael Yachimski, Mr. Rafael Zayas and Mr. Robert McGrath. In addition to the Equity Index Portfolios, as of December 31, 2007, the Quantitative Equity Management Team was responsible for the management of two mutual funds with assets totaling $550 million, 11 collective trust portfolios with assets totaling $6.71 billion, and 131 other accounts with assets totaling $16.64 billion. None of the other accounts managed by the Quantitative Equity Management Team have performance-based fees.

Conflicts of Interest Policy

BNY is unaware of any conflicts of interest between the portfolio managers of the Quantitative Equity Management Team and the management of the Fund’s investments or the investments of other index accounts.

Compensation.

The BNY Quantitative Equity Management Team compensation package consists of base and bonus, plus other bank components such as 401(k), defined contribution plan and benefits. The majority of the bonus pool for the team is driven by the success of both short (1 year) and longer term performance (3 and 5 year). Success is determined by relative performance versus the passive benchmark and peer group rankings. The head of the team’s bonus is determined by the head of Institutional Asset Management and the head of BNY Asset Management. The head of the team then determines, in conjunction with the head of Institutional Asset Management, the bonuses for the team members. Bonuses are determined by performance contribution to team, evaluated using quantitative judgments based on performance attribution (approximately 80%) and qualitative judgments based on revenue retention, client interaction and contribution to the team dynamic (approximately 20%). The bonus consists of cash, deferred cash, stock grants and stock options. Deferral is considered for greater incentive earners particularly as awards increase.

Ownership of Securities.

None of the Quantitative Equity Management Team has any beneficial interest in the accounts managed for the Fund.

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FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) serves as the Sub-Adviser to the Maxim Federated Bond Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003. Federated is a wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.

MCM is responsible for compensating Federated, which receives monthly compensation at the annual rate of .15% on the first $100 million, .12% on the next $150 million, and .10% on all amounts over $250 million.

Other Accounts Managed

Robert J. Ostrowski, Christopher J. Smith, and John T. Gentry are the portfolio managers of the Maxim Federated Bond Portfolio. The high-yield portion of the Maxim Federated Bond Portfolio is managed by Mr. Mark E. Durbiano, CFA. In addition to the Maxim Federated Bond Portfolio, as of December 31, 2007, Mr. Ostrowski managed two other pooled investment vehicles with assets totaling $22.481 million and six other accounts with assets totaling $494.677 million. As of December 31, 2007, Mr. Smith managed six other registered investment companies with assets totaling $ 1,499.618 million and eight other accounts with assets totaling $ 489.141 million. As of December 31, 2007, Mr. Gentry managed three other pooled investment vehicles with assets totaling $ 37.827 million and 13 other accounts with assets totaling $628.365 million. As of December 31, 2007, Mr. Durbiano managed eight other registered investment companies with assets totaling $2,920.848 million, three other pooled investment vehicles with assets totaling $157.367 million and two other accounts with assets totaling $67.258 million. None of the accounts managed by the Federated portfolio managers have an advisory fee that is based on the performance of the account.

Conflicts of Interest Policy

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation

Robert Ostrowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

In his role as Chief Investment Officer, Robert Ostrowski has oversight responsibility for all taxable fixed income products. Mr. Ostrowski’s IPP is calculated with an equal weighting of Federated’s five major taxable fixed income product groups (international fixed income, high yield, corporate/cross sector, government/mortgage-backed, and separately managed accounts), all accounts within a product group are equally weighted as well. IPP is measured on rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. account benchmarks, and vs. designated peer groups of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. In addition, Mr. Ostrowski serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income products. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

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The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Robert Ostrowski was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

Christopher Smith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., Lehman Brothers Universal Bond Index), and vs. the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Smith is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Smith serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

John Gentry is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Portfolio’s benchmark (i.e., Lehman Brothers Universal Bond Index), and vs. the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Gentry is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant. Additionally, a portion of Mr. Gentry’s IPP score is based on the performance of portfolios for which he provides fundamental credit research.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.

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The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

Mr. Durbiano manages only the high yield portion of the Fund’s portfolio. Mr. Durbiano’s IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the high yield portion of the Portfolio’s benchmark (i.e. Lehman Brothers U.S. Corporate High Yield 2% Issuer Constrained Index), and vs. the high yield portion of the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Ownership of Securities

None of the Federated portfolio managers own shares of the Maxim Federated Bond Portfolio.

FRANKLIN ADVISERS, INC.

Franklin Advisers, Inc. (“FAI”) serves as the Sub-Adviser to the Maxim Global Bond Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. FAI is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2007, Franklin, together with its affiliates, had approximately $600 billion in assets under management.

MCM is responsible for compensating FAI, which receives monthly compensation for the Portfolio at the annual rate of .30% on the first $100 million, .275% on the next $200 million, and .25% on all amounts over $300 million.

Other Accounts Managed

The Portfolio is managed by a team of portfolio managers. Dr. Michael Hasenstab, a Portfolio co-manager, is vice president, co-director, and portfolio manager for Franklin Templeton Investments’ International Bond Department. In addition to the Maxim Global Bond Portfolio, as of December 31, 2007, Dr. Hasenstab managed nine registered investment company accounts with assets totaling $11.648 million, and 18 other pooled investment vehicles with assets totaling $7,790 million, none of which have performance-based fees.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

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Material Conflicts of Interest Policy

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Sub-Adviser and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk

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benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

The portfolio manager does not own any shares of the Portfolio or any equity securities in the Portfolio.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”) began serving as the Sub-Adviser to the Maxim MidCap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008. GSAM is a Delaware limited partnership with its principal business address at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. (‘‘Goldman Sachs’’). In connection with GSAM’s service as Sub-Adviser to the Portfolio, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of the Portfolio. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Portfolio allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by MCM. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

MCM is responsible for compensating GSAM, which receives monthly compensation for the Portfolio at the annual rate of .40% on the first $100,000,000 million, .35% on the next $600,000,000 million, and .32% thereafter.

Other Accounts Managed

The management of and investment decisions for the Portfolio are made by the GSAM Quantitative Investment Strategies (“QIS”) Team. Robert C. Jones, Mark M. Carhart, Melissa R. Brown and Andrew W. Alford are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the GSAM QIS Team also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the period ended December 31, 2007.

Portfolio Manager / Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Registered Investment Companies:	66	26,146	1	211
Other Pooled Investment Vehicles:	37	19,558	5	1,766
Other Accounts:	705	75,953	38	10,502

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Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing the Portfolio, one or more of the series of funds under the Goldman Sachs Trust, as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the series of funds under the Goldman Sachs Trust and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation

Quantitative Domestic Equity Portfolio Management Team’s Base Salary and Performance Bonus.

GSAM provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

Other Compensation. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Ownership of Securities

None of the portfolio managers own shares of the Maxim MidCap Value Portfolio. As a matter of policy, GSAM portfolio managers are prohibited from investing in the funds for which GSAM serves as sub-adviser.

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INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

Invesco Global Asset Management (N.A.), Inc. (“IGAM)” serves as the Sub-Adviser to the Maxim Invesco ADR Portfolio (the “Invesco ADR Portfolio”) pursuant to a Sub-Advisory Agreement dated March 3, 1997, as amended. IGAM is an indirect wholly-owned subsidiary of Invesco Ltd. Invesco Ltd. is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco Ltd. was formed in connection with a shareholder-approved redomicile of INVESCO PLC from the United Kingdom to Bermuda that became effective on December 4, 2007. Prior to May 23, 2007, INVESCO PLC was known as AMVESCAP PLC.

MCM is responsible for compensating IGAM, which receives monthly compensation at the annual rate of .55% on the first $50 million, .50% on the next $50 million, and ..40% on assets over $100 million of the Maxim Invesco ADR Portfolio.

Other Managed Accounts as of December 31, 2007

The IGAM investment team for the Invesco ADR Portfolio is comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments in the Portfolio or other accounts under the direction of the Chief Investment Officer. The Invesco ADR portfolio managers with the most significant responsibility within the investment team are Erik B. Granade, CFA, W. Lindsay Davidson, Ingrid E. Baker, CFA, Michele T. Garren, CFA and Kent A. Starke. In addition to the Invesco ADR Portfolio, as of December 31, 2007, the team managed two registered investment companies with assets totaling $815,710,875, eight unregistered pooled investment vehicles with assets totaling $2,228,986,751, and 104 other accounts with assets totaling $12,756,857,365.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts may be presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. IGAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio. If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, IGAM has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions, IGAM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, IGAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, IGAM may place separate, non-simultaneous, transactions for accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of an account.

Finally, the appearance of a conflict of interest may arise where IGAM has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.

IGAM has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

IGAM seeks to maintain a compensation structure that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote competitive investment performance. IGAM evaluates competitive market compensation by reviewing

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compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, IGAM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of IGAM, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of its investment centers, including IGAM. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, the Compensation Committee considers assets under management when determining the initial year-end bonus pool. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts he or she manages as measured against the performance of applicable peer groups over the one-, three- and five-year periods. High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

None of the members of the IGAM Investment Team own any shares of the Portfolio or any equity securities in the Maxim Invesco ADR Portfolio.

INVESCO INSTITUTIONAL (N.A.), INC.

Invesco Institutional (N.A.), Inc. (“Invesco”) began serving as the Sub-Adviser to the Maxim Small-Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008. Invesco, a wholly owned subsidiary of Invesco Ltd., is registered as an investment adviser with the Securities and Exchange Commission and has its principal business address at One Midtown Plaza, 1360 Peachtree, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for the Portfolio at the annual rate of .50% on the first $100 million, .45% on the next $100 million, .30% on the next $200 million and .20% thereafter.

Other Accounts Managed

Daniel A. Kostyk, Jeremy Lefkowitz, Anthony J. Munchak, Glen E. Murphy and Francis M. Orlando are the portfolio managers of the Maxim Small-Cap Value Portfolio. As December 31, 2007, Mr. Kostyk, Mr. Munchak, Mr. Murphy and Mr. Orlando managed five other registered mutual funds with assets totaling $718,466,264, four other pooled investment vehicles with assets totaling $387,047,359 and 46 other accounts with assets totaling $4,238,951,503. As of December 31, 2007, Mr. Lefkowitz managed seven other registered mutual funds with assets totaling $960,050,559, 18 other pooled investment vehicles with assets totaling $2,055,453,210 and 113 other accounts with assets totaling $15,262,043,629.

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Conflict of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are use in connection with the management of the Portfolio.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Portfolio, Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker. In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•

Finally, the appearance of a conflict may arise where Invesco has an incentive, such as performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of its investment centers, including Invesco. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, the Compensation Committee considers assets under management when determining the initial year-end bonus pool. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts he or she manages as measured against the performance of applicable peer groups over the one-, three- and five-year periods. High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

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Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and program available generally to all employees.

Ownership of Securities

None of the Portfolio Managers has any personal ownership in the Maxim Small-Cap Value Portfolio.

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003, as amended. Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation at the annual rate of .50% on the first $250 million, .45% on the next $500 million, ..40% on the next $750 million and .35% on all amounts over $1.5 billion on the Maxim Janus Large Cap Growth Portfolio.

Other Accounts Managed

Ron Sachs, a Vice President of Janus, is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio. In addition to the Maxim Janus Large Cap Growth Portfolio. As of January 31, 2007, Mr. Sachs managed 17 registered investment companies with assets totaling $21,192,615,527, one pooled investment vehicle with assets totaling $50,828,429, and 11 other accounts with assets totaling $1,368,809,237. One of the other accounts has a performance-based advisory fee.

Material Conflicts

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private- label mutual funds for which Janus serves as sub-adviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of January 31, 2007.

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

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Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

          Mr. Sachs does not own any shares of the Maxim Janus Large Cap Growth Portfolio.

LOOMIS, SAYLES, & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the Sub-Adviser to the Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios pursuant to a Sub-Advisory Agreement dated October 30, 2000. Loomis Sayles serves as investment manager to a variety of investors, including individuals, retirement plans, corporations, mutual funds and others. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated is a wholly owned subsidiary of Natixis Global Asset Management Holdings, LLC, which is in turn a wholly-owned subsidiary of Natixis Global Asset Management L.P. (“NGAM LP”). NGAM LP owns the entire limited partnership interest in Loomis Sayles. NGAM LP is part of Natixis Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional saving banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. The 14 principal subsidiary or affiliated asset management firms of NGAM LP collectively had over $291 billion in assets under management at December 31, 2007.

MCM is responsible for compensating Loomis Sayles, which receives monthly compensation at the annual rate of .50% on the first $10 million, .45% on the next $15 million, .40% on the next $75 million and .30% on all amounts over $100 million of the Maxim Loomis Sayles Small-Cap Value; and .30% on all assets of the Maxim Loomis Sayles Bond Portfolio.

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Other Accounts Managed

The day-to-day manager of the Maxim Loomis Sayles Bond Portfolio is Daniel J. Fuss. Including this Portfolio, as of December 31, 2007, Mr. Fuss managed 14 registered investment company accounts with assets totaling $34,199,803,695, four other pooled investment vehicles with assets totaling $683,080,365, and 79 other accounts with assets totaling $9,980,502,243. A performance-based fee is paid with respect to four of the 79 other accounts with an aggregate of $904,052,414 in assets.

Joseph R. Gatz and Daniel G. Thelen have co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999. Including this Portfolio, as of December 31, 2007, Mr. Gatz managed four registered investment company accounts with assets totaling $1,829,978,386 and 30 other accounts with assets totaling $801,555,259, none of which include performance-based fees. As of December 31, 2007, Mr. Thelen also managed four registered investment company accounts with assets totaling $1,829,978,386 and 43 other accounts with assets totaling $706,770,615, none of which include performance-based fees.

Conflicts of Interest Policy

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed income managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Bond Portfolio is the Lehman Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manger’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income

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product universe and the investment styles offered by the firm.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above.

Equity managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Maxim Loomis Sayles Small Cap Portfolio is the Russell 2000 Value Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Equity and Fixed Income Managers. Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Securities

None of the portfolio managers own shares of the Portfolios they manage.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (“MFS”) serves as the Sub-Adviser to the Maxim MFS International Growth pursuant to a Sub-Advisory Agreement dated May 1, 2003. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.

MCM is responsible for compensating MFS, which receives monthly compensation at the annual rate of .35% on all assets of the Maxim MFS International Growth Portfolio.

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Other Account Managed

The Maxim MFS International Growth Portfolio is co-managed by David R. Mannheim and Marcus L. Smith. As of December 31, 2007, Mr. Mannheim managed 16 registered investment company accounts with assets totaling $11,530,906,673, five other pooled investment vehicles with assets totaling $2,309,106,453, and 89 other accounts with assets totaling $24,383,259,337. 12 of the other accounts, with assets totaling $3,218,665,895, have performance-based fees.

As of December 31, 2007, Mr. Smith managed 12 registered investment company accounts with assets totaling $9,994,125,154, two other pooled investment vehicles with assets totaling $119,984,032, and 26 other accounts with assets totaling $6,789,915,429. One of the other accounts, with assets totaling $455,296,484, has performance-based fees.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio-for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

• Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

• Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion if based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Portfolio’s prospectus to which the performance is compared (except with respect to portfolios with more than one manager, such benchmark may differ for each portfolio manager and may be an alternative benchmark that is consistent with such portfolio manager’s role in managing the portfolio).) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

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The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors

Ownership of Securities

Neither of the MFS portfolio managers owns any shares of the Portfolio or any equity securities in the Portfolio.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the Sub-Adviser to the Maxim T. Rowe Price Equity/Income and Maxim T. Rowe Price MidCap Growth Portfolios pursuant to Sub-Advisory Agreements dated November 1, 1994, as amended, and June 30, 1997, as amended, respectively. Founded in 1937, T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

MCM is responsible for compensating T. Rowe Price, which receives monthly compensation for the Maxim T. Rowe Price Equity/Income Portfolio at the annual rate of .40% on the first $250 million, .375% on the next $250 million and .35% on all assets over $500 million and for the Maxim T. Rowe Price MidCap Growth Portfolio at the annual rate of .50% on all assets of the Portfolio.

Other Accounts Managed

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. Mr. Rogers has day-to-day responsibility for managing the Maxim T. Rowe Price Equity/Income Portfolio and works with the Committee in developing and executing the investment program for the Maxim T. Rowe Price Equity/Income Portfolio. The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr. Peters share day-to-day responsibility for managing the Maxim T. Rowe Price MidCap Growth Portfolio and work with the Committee in developing and executing the investment program for the Maxim T. Rowe Price MidCap Growth Portfolio.

List of other accounts managed by the portfolio manager as of December 31, 2007:

                    Brian C. Rogers:

		Number of Accounts	Total Assets

➢	registered investment companies:	14	$33,394.5 million

➢	other pooled investment vehicles:	2	$860.0 million

➢	other accounts:	15	$1,541.0 million

Does not include Maxim T. Rowe Price Equity/Income Portfolio. None of the accounts listed above have performance-based fees.

                    Brian W.H. Berghuis

		Number of Accounts	Total Assets

➢	registered investment companies:	7	$21,637.6 million

➢	other pooled investment vehicles:	1	$307.8 million

➢	other accounts:	5	$667.4 million

Does not include Maxim T. Rowe Price MidCap Growth Portfolio. None of the accounts listed above have performance-based fees.

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                    Donald J. Peters:

		Number of Accounts	TOTAL Assets

➢	registered investment companies:	13	$2,955.7 million

➢	other pooled investment vehicles:	0	—

➢	other accounts:	34	$1,849.3 million

Does not include Maxim T. Rowe Price MidCap Growth Portfolio. None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities as of December 31, 2007:

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Portfolio Manager	Maxim Fund Sub-Advised/Managed	Dollar Range of Equity Securities Beneficially Owned

Brian Rogers	Maxim T. Rowe Price Equity/Income Portfolio	None
Brian Berghuis	Maxim T. Rowe Price MidCap Growth Portfolio	None
Don Peters	Maxim T. Rowe Price MidCap Growth Portfolio	None

SILVANT CAPITAL MANAGEMENT LLC

Silvant Capital Management LLC (“Silvant”), an investment adviser registered under the Investment Advisers Act of 1940, is a Delaware LLC with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Silvant is the Sub-Adviser to the Maxim Small-Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated July 5, 2005. Silvant is a majority owned subsidiary of RidgeWorth Capital Management, Inc. a money management holding company which is a wholly owned subsidiary of SunTrust Banks, Inc.

MCM is responsible for compensating Silvant, which receives monthly compensation at the annual rate of 0.40% on net assets of the Maxim Small-Cap Growth Portfolio.

Other Accounts Managed

As December 31, 2007, Mr. Guinther also manages 6 other separate accounts with approximately $653,258,694 in total assets; and Mr. Sansoterra manages 5 other separate accounts with approximately $903,896,892 in total assets.

Silvant’s advisory fee was not based on performance for any of the aforementioned registered investment companies, other pooled investment vehicles, or other accounts.

Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Silvant has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Silvant believes is fair and equitable.

Compensation

Portfolio managers earn competitive salaries from Silvant. In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage. Investment results are the basis for determining if such bonuses are paid. Investment results are determined by comparing the relevant fund’s pre-tax total returns to that same fund’s benchmarks and peer groups over multi-year periods, as applicable. Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund’s market value, its relative strategic importance to Silvant and its clients, as well as its potential asset growth.

All full-time employees of Silvant, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

•

401 Excess Plan – This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Silvant, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

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•

ERISA Excess Retirement Plan – This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual’s senior executive for the business.

•

Voluntary Functional Incentive Plan Deferral – This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. Silvant’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

•

Stock Option Awards – Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

•

Restricted Stock Awards – Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with Silvant, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Ownership of Securities

As of December 31, 2007, neither Christopher Guinther nor Michael Sansoterra owned any shares of the Maxim Small-Cap Growth Portfolio.

WESTERN ASSET MANAGEMENT COMPANY

Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, Inc., serves as the Sub-Adviser to the Maxim High Yield Bond Portfolio pursuant to a Sub-Advisory Agreement, dated December 12, 2006, which is the same in all substantive respects to the previous Sub-Advisory Agreement, dated December 1, 2005, with Salomon Brothers Asset Management, Inc. Effective December 1, 2005, Legg Mason assumed control of substantially all of the asset management business of Citigroup, Inc., the former parent company of Salomon Brothers Asset Management, Inc. The current Sub-Advisory Agreement reflects a corporate reorganization of Legg Mason’s investment management business, and did not result in a change of actual control or management of the Portfolio’s Sub-Adviser.

MCM is responsible for compensating Western Asset, which receives monthly compensation at the annual rate of .40% on net assets for the Maxim High Yield Bond Portfolio. Western Asset provides investment advisory assistance and portfolio management advice to MCM. Subject to review and supervision by MCM and the Board of Directors of the Fund, Western Asset is responsible for the actual management of the Maxim High Yield Bond Portfolio and for making decisions to buy, sell or hold any particular securities. Western Asset bears all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management for the Maxim High Yield Bond Portfolio.

Other Accounts

As of December 31, 2007, in addition to the Maxim High Yield Bond Portfolio, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

S. Kenneth Leech

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	114	$121,621,300,514	0	0
Other pooled investment vehicles	239	$211,995,391,168	0	0
Other accounts	1069	$300,567,840,634	95	$32,730,534,560

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Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	114	$121,621,300,514	0	0
Other pooled investment vehicles	239	$211,995,391,168	0	0
Other accounts	1069	$300,567,840,634	95	$32,730,534,560

Michael C. Buchanan
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	13	$7,634,852,927	0	0
Other pooled investment vehicles	7	$5,108,537,965	0	0
Other accounts	12	$816,212,414	1	$90,076,225

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Western has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for mutual funds, the Sub-Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of

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the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimums value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

The Firm may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, the Firm has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

Compensation of Portfolio Managers

At Western, one compensation methodology covers all products and functional areas.

The Firm’s methodology assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

•

Incentive compensation is based on individual performance, team performance and the performance of the company. Western’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

•

Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one’s team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis. AUM bonuses are calculated according to the company’s annual AUM growth.

•

Western offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by Western Asset and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western Asset. Discretionary Contributions made to the Plan will be placed in a special trust (known as a Rabbi trust) that restricts management’s use and of access to the money.

•	Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

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Portfolio Manager Ownership of Portfolio Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2007:

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None

MAXIM PROFILE I AND II PORTFOLIOS

The Maxim Profile Portfolios (the “Profile Portfolios”) are managed by an Advisory Committee of MCM chaired by S. Mark Corbett. As Committee Chairman, Mr. Corbett has day-to-day responsibility for managing the Profile Portfolios and works with the Advisory Committee in developing and executing the Profile Portfolios’ investment program. Other than the Profile Portfolios, as of December 31, 2007, Mr. Corbett does not manage any registered investment companies, pooled investment vehicles or other accounts.

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Profile Portfolios’ investments and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level of responsibilities and client service and satisfaction are taken into consideration.

The portfolio manager has the following ownership in Portfolios of the Fund:

Maxim Aggressive Profile II Portfolio – between $50,001 - $100,000
Maxim Index 600 Portfolio – between $10,001 - $50,000

MAXIM MONEY MARKET, MAXIM U.S. GOVERNMENT SECURITIES, MAXIM SHORT DURATION BOND, AND MAXIM BOND INDEX PORTFOLIOS

The Maxim Money Market Portfolio, Maxim U.S. Government Securities Portfolio, Maxim Short Duration Bond Portfolio, and Maxim Bond Index Portfolio are managed by an internal investment management team headed by Catherine Tocher, who is supported by Bruce Masters and Thone Gdovin.

Ms. Tocher has served as manager of the Maxim Money Market Portfolio since 2000, the Maxim U.S. Government Securities Portfolio since 1993, the Maxim Short Duration Bond Portfolio since 2003, and the Maxim Bond Index Portfolio since 2004.

In addition to the Maxim portfolios managed by her, as of December 31, 2007, Ms. Tocher manages three other pooled investment vehicles with assets totaling $290.1 million and 28 other accounts with assets totaling $3,256.3 billion. None of these accounts have performance-based fees.

MCM is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolios and the investments of the other accounts included above. MCM has adopted trading policies and procedures that address aggregation or blocking of client transactions, brokerage and trade allocation which MCM believes address potential conflicts associated with managing multiple accounts for multiple clients.

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Portfolio manager compensation is provided pursuant to an administrative services agreement between MCM and GWL&A. Compensation consists of a base salary and a performance bonus. As well, the portfolio manager may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by GWL&A that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio manager is also a participant in the defined benefit plan sponsored by GWL&A.

Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which the manager has worked effectively alone and within a team for services provided to the Fund as well as to other MCM clients and to GWL&A. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.

The portfolio managers have the following ownership in Portfolios of the Fund:

Catherine Tocher
Maxim Ariel Small-Cap Value Portfolio - between $10,001 - $50,000
Maxim Bond Index Portfolio - between $1 and $10,000
Maxim U.S. Government Securities Portfolio - between $1 and $10,000
Maxim Moderate Profile II Portfolio – between $10,001 - $50,000

Principal Underwriter

Effective March 31, 2006, the Fund entered into a principal underwriting agreement with GWFS Equities, Inc. (“GWFS Equities”), 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities replaced Greenwood Investments, LLC as principal underwriter for the Fund. GWFS Equities is an affiliate of MCM and is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority, formerly the NASD. The principal underwriting agreement calls for GWFS Equities to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at net asset value. Prior to March 31, 2006, Greenwood Investments, LLC served as principal underwriter for the Fund. The principal underwriter did not retain any underwriting commissions during the last three fiscal years.

          Compensation received by principal underwriter during the Fund’s last fiscal year:

Name of Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

GWFS Equities Greenwood	-0-	-0-	-0-	-0-
Investments, LLC	-0-	-0-	-0-	-0-

For the past three fiscal years, MCM was paid a fee for its services to the Fund as follows:

Portfolio	2007	2006	2005
Maxim Money Market	$1,751,567	$1,547,538	$1,332,735
Maxim Stock Index	$2,977,175	$3,022,613	$3,170,934
Maxim Bond Index	$963,740	$730,466	$626,756
Maxim U.S. Government Securities	$2,215,839	$1,638,084	$1,562,562
Maxim Index 600	$1,715,159	$1,469,002	$1,220,327
Maxim Bernstein International Equity	$3,684,959	$3,288,870	$3,068,192
Maxim Ariel Small-Cap Value	$5,694,092	$5,808,848	$6,303,327
Maxim Ariel MidCap Value	$5,272,516	$4,597,958	$4,301,083
Maxim Loomis Sayles Bond	$3,335,753	$2,792,706	$2,536,854
Maxim Loomis Sayles Small-Cap Value	$2,846,168	$2,427,499	$1,772,570
Maxim T. Rowe Price Equity/Income	$8,603,886	$7,513,612	$6,488,605
Maxim Small-Cap Growth	$1,116,981	$1,042,997	$1,211,635
Maxim Invesco ADR	$2,827,332	$2,595,082	$2,538,615
Maxim Short Duration Bond	$204,996	$181,942	$438,169
Maxim T. Rowe Price MidCap Growth	$4,722,163	$4,193,345	$3,439,771
Maxim Aggressive Profile I	$327,777	$253,667	$206,615

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Portfolio	2007	2006	2005
Maxim Moderately Aggressive Profile I	$713,481	$556,751	$472,227
Maxim Moderate Profile I	$738,630	$610,504	$517,993
Maxim Moderately Conservative Profile I	$163,107	$133,658	$120,084
Maxim Conservative Profile I	$118,301	$101,897	$95,560
Maxim Global Bond	$2,114,681	$3,229,884	$3,038,153
Maxim High Yield Bond	$1,875,545	$1,658,673	$1,397,746
Maxim Federated Bond	$1,294,388	$845,498	$787,697
Maxim MFS International Growth	$2,636,803	$2,481,593	$2,649,774
Maxim Janus Large Cap Growth	$3,954,522	$3,528,134	$3,527,446
Maxim S&P 500 Index® Portfolio	$5,052,200	$4,308,707	$3,966,836
Maxim Aggressive Profile II	$795,070	$743,692	$683,798
Maxim Moderately Aggressive Profile II	$95,039	$86,308	$74,682
Maxim Moderate Profile II	$1,123,923	$1,086,589	$998,587
Maxim Moderately Conservative Profile II	$26,248	$20,626	$18,359
Maxim Conservative Profile II	$226,245	$214,845	$213,457

Sub-Advisory Fees

For the past three fiscal years, the Sub-Advisers were paid fees for their services to the Fund as follows:

Portfolio	2007	2006	2005
Maxim Bernstein International Equity >	$1,882,827	$1,705,522	$1,489,917
Maxim Ariel Small-Cap Value	$1,445,835	$1,474,450	$1,598,018
Maxim Ariel MidCap Value	$1,790,231	$1,577,433	$1,483,219
Maxim Loomis Sayles Bond	$1,112,319	$931,286	$845,566
Maxim Loomis Sayles Small-Cap Value	$971,485	$846,387	$649,212
Maxim T. Rowe Price Equity/Income	$4,014,106	$3,539,248	$3,088,585
Maxim T. Rowe Price MidCap Growth	$2,361,715	$2,097,384	$1,719,682
Maxim Small-Cap Growth+	$470,332	$439,369	$512,002
Maxim MFS International Growth	$768,966	$723,622	$772,621
Maxim Invesco ADR	$1,225,548	$1,163,008	$1,140,319
Maxim Global Bond++	$471,317	$708,400	$786,789
Maxim High Yield Bond#	$682,159	$603,514	$508,226
Maxim Janus Large Cap Growth	$1,818,877	$1,637,388	$1,636,757
Maxim Stock Index	$99,220	$100,747	$105,696
Maxim Index 600	$57,169	$48,989	$40,678
Maxim S&P 500 Index®	$168,447	$143,665	$132,237
Maxim Federated Bond	$252,120	$174,985	$165,024

> Templeton Investment Counsel, LLC (“TIC”) served as the Sub-Adviser to the Maxim Templeton® International Equity Portfolio prior to July 5, 2005. Beginning July 5, 2005, Alliance Capital Management, L.P. began serving as Sub-Adviser to the Portfolio, which was renamed the Maxim Bernstein International Equity Portfolio at that time.

+ Beginning July 1, 2003, Massachusetts Financial Services Company began serving as Sub-Adviser to the Maxim MFS Small-Cap Growth Portfolio. On July 5, 2005, Trusco took over as Sub-Adviser to the Portfolio, which was renamed the Maxim Trusco Small-Cap Growth Portfolio at that time. On April 1, 2008, the Portfolio was renamed the Maxim Small-Cap Growth Portfolio.

++Beginning August 30, 2004, Standish Mellon Asset Management began serving as Sub-Adviser to the Portfolio. On July 5, 2005, Franklin Advisors, Inc. began serving as Sub-Adviser to the Maxim Global Bond Portfolio.

# Beginning August 2, 2004, Salomon Brothers Asset Management Inc. began serving as Sub-Adviser to the Portfolio, which was renamed Maxim Salomon Brothers High Yield Bond Portfolio. Western Asset Management Company now serves as Sub-Adviser to the Portfolio (renamed Maxim High Yield Bond Portfolio), pursuant to a subsequent agreement entered into as of December 12, 2006.

Payment of Expenses

MCM provides investment advisory services and pays all compensation of and furnishes office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of MCM or any of its affiliates.

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Expenses that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian, Independent Directors’ fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing proxies and stock certificates, SEC fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Accounting services are provided for the Fund by MCM and the Fund reimburses MCM for its costs in connection with such services. The amounts of such expense reimbursements for the Fund’s fiscal years ended December 31, 2007, 2006 and 2005 were $62,385, $95,195 and $67,558 respectively. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

MCM has agreed to pay any expenses which exceed an annual rate (including the management fee) of 0.95% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 1.05% of the average daily net asset of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim Ariel MidCap Value and Maxim Small-Cap Growth Portfolios; 1.30% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio; 1.35% of the average daily net assets of the Maxim Ariel Small-Cap Value Portfolio; 1.30% of the average daily net assets of the Maxim Invesco ADR Portfolio; and 1.20% of the average daily net assets of the Maxim Bernstein International Equity Portfolio.

With respect to the Profile Portfolios investing in underlying Putnam Funds, MCM will arrange for the Fund to be included within a class of investors entitled not to pay sales charges by purchasing Putnam Fund shares. All other charges, including redemption fees, exchange fees, and administrative fees, are born by the Profile Portfolios and will not be waived.

A redemption fee is imposed by an underlying fund upon a request to redeem shares of such fund within a certain period of time. The fee is payable to the underlying Putnam Fund. Accordingly, if you were to invest indirectly in an underlying Putnam Fund through a Profile Portfolio, and request a redemption from the Profile Portfolio before the expiration of the redemption fee period in the Putnam Fund, the Profile Portfolio may bear a redemption fee.

Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A will provide recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL*A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios.

Services Agreement

Effective May 1, 2008, MCM entered into a Services Agreement with Mercer HR Services, LLC (“Mercer”), pursuant to which Mercer will provide recordkeeping and administrative services to certain owners of variable contracts or participants of qualified retirement plans who invest their assets in Portfolios of the Fund for which Mercer serves as recordkeeper. For the services rendered by it pursuant to the Administrative Services Agreement, Mercer will receive a fee equal to 0.35% of the average daily net asset value of the shares of each of the Portfolios for which Mercer provides services.

Profile Portfolio Services Agreement

GWFS anticipates entering into a Services Agreement with its affiliates, Putnam Mutual Funds Corp. (“PMF”), principal underwriter of the Putnam Funds, and Putnam Management, investment adviser of the Putnam Funds (collectively, “Putnam”), pursuant to which GWFS will provide certain distribution and other services to Putnam with regard to each Putnam Fund that is an Underlying Portfolio in a Profile Portfolio. For services rendered and expenses incurred pursuant to the Services Agreement, Putnam will pay GWFS a fee ranging from 0.25% to 0.60% of the average daily net asset value of the shares of each Putnam Fund that is an Underlying Portfolio in a Profile Portfolio.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the direction of the Board of Directors, MCM, or a Sub-Adviser for those Portfolios which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of the Fund’s portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither MCM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Fund to seek to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While MCM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of the Fund of seeking to obtain the most favorable net results means the Portfolios will not necessarily pay the lowest spread or commission available.

Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.

In selecting brokers and dealers through which to effect portfolio transactions for the Fund, MCM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause the Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. Such investment research information or services ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions. Some investment research information or services may be used by MCM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where MCM or a Sub-Adviser uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by MCM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.

The Fund has entered into an arrangement with BNY Brokerage Inc. (“BNY Brokerage”) under which it will direct certain of its Sub-Advisers to effect brokerage transactions through BNY Brokerage, provided such transactions can be effected in a manner consistent with the Fund’s policy of seeking to obtain the most favorable net results. When a participating portfolio uses BNY Brokerage to effect a transaction, BNY Brokerage will rebate a percentage of the net commissions paid to it for the transaction back to the Portfolio that requested the transaction (the “Commission Recapture Arrangement”). All commissions paid to BNY Brokerage upon which the rebate percentages are calculated will be based upon normal institutional commission rates, or rates which are otherwise negotiated by the Fund or a Sub-Adviser. The following Portfolios participate in the Fund’s Commission Recapture Arrangement with BNY Brokerage: Maxim Janus Large Cap Growth Portfolio; Maxim MFS International Growth Portfolio; Maxim Bernstein International Equity Portfolio; Maxim Ariel MidCap Value Portfolio; Maxim Ariel Small-Cap Value Portfolio; Maxim Loomis Sayles Small-Cap Value Portfolio; Maxim T. Rowe Price Equity/Income Portfolio; Maxim Small-Cap Growth Portfolio; Maxim INVESCO ADR Portfolio; Maxim T. Rowe Price MidCap Growth Portfolio; Maxim Federated Bond Portfolio, Maxim Small-Cap Value Portfolio and Maxim MidCap Value Portfolio.

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MCM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of the Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the portfolio of the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.

If in the best interests of both one or more Portfolios and other MCM client accounts, MCM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain favorable overall execution. When this occurs, MCM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, MCM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Portfolios and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Portfolios, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold.

No brokerage commissions have been paid by the Maxim Money Market, Maxim Bond Index, Maxim U.S. Government Securities, Maxim Short Duration Bond, Maxim High Yield Bond and the Maxim Profile Portfolios for the years ended December 31, 2005 through December 31, 2007. For the years 2005, 2006 and 2007 the Portfolios paid commissions as follows:

Portfolio	2007	2006	2005
Maxim Stock Index	$16,093	$28,667	$24,892
Maxim Bernstein International Equity	$293,016	$431,117	$619,798
Maxim Index 600	$19,497	$24,684	$21,095
Maxim Ariel Small-Cap Value	$377,750	$482,364	$329,939
Maxim Ariel MidCap Value	$388,592	$270,781	$309,171
Maxim Loomis Sayles Small-Cap Value	$380,817	$380,383	$371,518
Maxim T. Rowe Price Equity/Income	$310,313	$295,001	$338,299
Maxim Small-Cap Growth	$340,360	$496,055	$1,317,148
Maxim Invesco ADR	$205,400	$225,541	$306,670
Maxim Loomis Sayles Bond	$2,145	$1,830	$5,397
Maxim T. Rowe Price MidCap Growth	$251,494	$296,726	$218,837
Maxim MFS International Growth	$260, 671	$453,984	$498,954
Maxim Janus Large Cap Growth	$217,137	$232,780	$223,041
Maxim S&P 500 Index®	$31,255	$26,885	$15,390
Maxim Global Bond	$—	$—	$89,998
Maxim Federated Bond	$6,834	$—	$—

Portfolio Turnover

The turnover rate for each Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Portfolio during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.

There are no fixed limitations regarding the portfolio turnover of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Portfolio may be disposed of when appropriate in MCM’s judgment.

With respect to any Portfolio, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Portfolio and, thus, indirectly by its shareholders. Higher portfolio turnover may also increase a shareholder’s current tax liability for capital gains by increasing the level of capital gains realized by a Portfolio.

Based upon the formula for calculating the portfolio turnover rate, as stated above, the portfolio turnover rate for each Portfolio (other than the Maxim Money Market Portfolio) for 2007 and 2006 is as follows:

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Portfolio	2007	2006

Maxim Money Market
Maxim Stock Index	7.70%	7.83%
Maxim Bond Index	21.07%	30.49%
Maxim U.S. Government Securities*	75.00%	46.58%
Maxim Index 600	27.54%	28.14%
Maxim High Yield Bond	73.83%	80.70%
Maxim Janus Large Cap Growth	33.36%	69.04%
Maxim MFS International Growth	37.04%	50.49%
Maxim Federated Bond	55.74%	62.84%
Maxim Bernstein International Equity	37.63%	36.08%
Maxim S&P 500 Index®	11.84%	10.72%
Maxim Ariel MidCap Value	32.95%	30.45%
Maxim Ariel Small-Cap Value	27.88%	24.13%
Maxim Loomis Sayles Small-Cap Value	57.99%	60.84%
Maxim Loomis Sayles Bond	28.34%	36.73%
Maxim T. Rowe Price Equity/Income	27.61%	23.38%
Maxim Small-Cap Growth	134.85%	146.38%
Maxim Invesco ADR Portfolio	32.02%	33.84%
Maxim Short Duration Bond	37.95%	77.87%
Maxim T. Rowe Price MidCap Growth	34.98%	42.08%
Maxim Global Bond	33.83%	46.42%
Maxim Conservative Profile I	21.14%	17.92%
Maxim Moderately Conservative I	20.09%	16.27%
Maxim Moderate Profile I	14.43%	13.40%
Maxim Moderately Aggressive Profile I	19.00%	16.86%
Maxim Aggressive Profile I	11.10%	13.65%
Maxim Conservative Profile II	27.31%	23.17%
Maxim Moderately Conservative II	61.31%	37.85%
Maxim Moderate Profile II	23.43%	21.02%
Maxim Moderately Aggressive Profile II	41.74%	32.93%
Maxim Aggressive Profile II	17.27%	21.79%

*Pursuant to a reorganization effective July 15, 2006, Maxim U.S. Government Securities Portfolio merged with and into Maxim U.S. Government Mortgage Securities Portfolio, which upon effectiveness of the reorganization was renamed Maxim U.S. Government Securities Portfolio. The historical investment performance illustrated is for Maxim U.S. Government Securities Portfolio, formerly known as Maxim U.S. Government Mortgage Securities Portfolio.

PURCHASE AND REDEMPTION OF SHARES

As of December 31, 2007, the outstanding shares of the Fund were presently held of record by Maxim Series Account, Pinnacle Series Account, Retirement Plan Series Account, FutureFunds Series Account, FutureFunds II Series Account and Qualified Series Account, COLI VUL-7 Series Account and COLI VUL-2 Series Account of GWL&A, by TNE Series (k) Account of New England Life Insurance Company, by FutureFunds II Series Account of First Great-West Life & Annuity Insurance Company, by certain qualified retirement plans and by GWL&A, which provided the initial capitalization for certain Portfolios.

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The following tables list the name and percentage of ownership of each person who owned of record 5% or more of the shares of any Portfolio, as of December 31, 2007. The address of each Series Account owner, each Maxim Profile Portfolio owner included herein, OTC Great-West Rollover IRA, OTC IRA 401(k) Direct Rollover QP and for GWL&A is: 8515 E. Orchard Road, Greenwood Village, Colorado 80111. The address of Detroit Medical Center is: 3663 Woodward Avenue, Suite 200, Detroit, Michigan 48201. The address for Watlow Electric is 12001 Lackland Road, St. Louis, Missouri 63146. The address for Super Stores Industries is 2800 W. March Lane, Suite 210, Stockton, California 95219. As a group, the officers and Directors of the Fund owned less than 1% of the Fund’s equity securities.

Maxim Money Market Portfolio

Record Owner	Percentage
FutureFunds Series Account	28.33%
FutureFunds II Series Account	18.40%
TNE Series (K) Account	9.96%
Detroit Medical Center	9.30%
OTC Great-West Rollover IRA	9.13%

Maxim Bernstein International Equity Portfolio

Record Owner	Percentage
FutureFunds II Series Account	33.75%
Maxim Aggressive Profile II Portfolio	17.84%
FutureFunds Series Account	17.14%
Maxim Moderate Profile II Portfolio	15.92%

Maxim Stock Index Portfolio

Record Owner	Percentage
FutureFunds Series Account	69.37%
FutureFunds II Series Account	25.87%

Maxim Bond Index Portfolio

Record Owner	Percentage
FutureFunds II Series Account	68.01%
FutureFunds Series Account	5.62%

Maxim U.S. Government Securities Portfolio

Record Owner	Percentage
FutureFunds II Series Account	39.58%
Maxim Moderate Profile II Portfolio	22.09%
FutureFunds Series Account	10.11%
Maxim Conservative Profile II Portfolio	6.20%
Maxim Moderate Profile I Series Account	6.08%

Maxim Index 600 Portfolio

Record Owner	Percentage
FutureFunds II Series Account	79.53%
FutureFunds Series Account	8.72%

Maxim Ariel Small-Cap Value Portfolio

Record Owner	Percentage
FutureFunds II Series Account	49.82%
FutureFunds Series Account	11.94%
Maxim Aggressive Profile II Portfolio	11.28%
Maxim Moderate Profile II Portfolio	11.19%

Maxim Loomis Sayles Bond Portfolio

Record Owner	Percentage
FutureFunds II Series Account	67.95%
FutureFunds Series Account	18.95%

Maxim Loomis Sayles Small-Cap Value Portfolio

Record Owner	Percentage
FutureFunds II Series Account	26.99%
Maxim Aggressive Profile II Portfolio	19.96%
Maxim Moderate Profile II Portfolio	19.81%
Maxim Moderate Profile I Portfolio	5.45%

Maxim Small-Cap Growth Portfolio

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	33.49%
FutureFunds Series Account	23.21%
FutureFunds II Series Account	19.55%
Maxim Moderately Aggressive Profile I Portfolio	13.26%
Maxim Aggressive Profile I Portfolio	5.98%

Maxim T. Rowe Price Equity/Income Portfolio

Record Owner	Percentage
FutureFunds II Series Account	51.13%
Maxim Moderate Profile II Portfolio	10.76%
FutureFunds Series Account	9.17%
Maxim Aggressive Profile II Portfolio	10.85%

Maxim Ariel MidCap Value Portfolio

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	27.55%
Maxim Moderate Profile II Portfolio	20.51%
FutureFunds II Series Account	17.21%
FutureFunds Series Account	10.71%
Maxim Moderate Profile I Portfolio	5.65%
Maxim Moderately Aggressive Profile I Portfolio	8.18%

Maxim Invesco ADR Portfolio

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	25.22%
FutureFunds II Series Account	22.40%
Maxim Moderate Profile II Portfolio	22.53%
Maxim Moderately Aggressive Profile I Portfolio	6.98%
FutureFunds Series Account	5.42%
Maxim Moderate Profile I Portfolio	6.20%

Maxim Short Duration Bond Portfolio

Record Owner	Percentage
Maxim Conservative Profile II Portfolio	48.69%
FutureFunds II Series Account	26.94%
Maxim Conservative Profile I Portfolio	10.26%

Maxim Janus Large Cap Growth

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	30.83%
Maxim Aggressive Profile II Portfolio	20.73%
FutureFunds II Series Account	19.05%
Maxim Moderate Profile I Portfolio	8.50%
Maxim Moderately Aggressive Profile I Portfolio	8.20%

Maxim High Yield Bond

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	31.92%
Maxim Conservative Profile II Portfolio	20.14%
FutureFunds II Series Account	19.44%
Maxim Moderate Profile I Portfolio	8.97%
Maxim Moderately Aggressive Profile I Portfolio	8.48%

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Maxim MFS International Growth

Record Owner	Percentage
Maxim Aggressive Profile II Portfolio	29.38%
Maxim Moderate Profile II Portfolio	26.25%
FutureFunds II Series Account	19.10%
Maxim Moderately Aggressive Profile I Portfolio	8.13%
Maxim Moderate Profile I Portfolio	7.23%
Maxim Aggressive Profile I Portfolio	5.24%

Maxim Federated Bond Portfolio

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	42.57%
Maxim Conservative Profile II Portfolio	11.94%
FutureFunds II Series Account	18.76%
Maxim Moderate Profile I Portfolio	11.72%
Maxim Moderately Conservative Profile I Portfolio	7.54%

Maxim T. Rowe Price MidCap Growth Portfolio

Record Owner	Percentage
FutureFunds II Series Account	31.55%
FutureFunds Series Account	23.04%
Maxim Aggressive Profile II Portfolio	16.20%
Maxim Moderate Profile II Portfolio	12.05%

Maxim S&P 500 Index® Portfolio

Record Owner	Percentage
FutureFunds II Series Account	65.42%

Maxim Global Bond Portfolio

Record Owner	Percentage
Maxim Moderate Profile II Portfolio	40.25%
FutureFunds II Series Account	21.46%
Maxim Moderate Profile I Portfolio	11.07%
Maxim Moderately Aggressive Profile I Portfolio	10.69%
Maxim Conservative Profile II Portfolio	8.47%

Maxim Aggressive Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	97.15%

Maxim Moderately Aggressive Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	98.65%

Maxim Moderate Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	98.23%

Maxim Moderately Conservative Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	95.01%

Maxim Conservative Profile I Portfolio

Record Owner	Percentage
FutureFunds Series Account	91.18%
COLI VUL-7 Series Account	5.17%

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Maxim Aggressive Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	80.04%
TNE Series (k) Account	8.05%

Maxim Moderately Aggressive Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	31.93%
TNE Series (K) Account	17.79%
Detroit Medical Center	7.46%
Watlow Electric	5.80%
Super Stores Industries	6.13%
OTC IRA 401(k) Direct Rollover QP	8.27%

Maxim Moderate Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	75.95%
TNE Series (K) Account	6.62%
Detroit Medical Center	7.03%

Maxim Moderately Conservative Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	26.92%
TNE Series (K) Account	16.98%
Detroit Medical Center	8.51%
OTC IRA 401(k) Direct Rollover QP	10.67%

Maxim Conservative Profile II Portfolio

Record Owner	Percentage
FutureFunds II Series Account	81.97%
TNE Series (K) Account	6.99%

INVESTMENT PERFORMANCE

The Portfolios may quote measures of investment performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

Maxim Money Market Portfolio

In accordance with regulations prescribed by the SEC, the Fund is required to compute the Money Market Portfolio’s current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation but not investment income) in the value of a hypothetical account having a balance of one share of the Money Market Portfolio at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis by multiplying the base period return by (365/7).

The SEC also permits the Fund to disclose the effective yield of the Money Market Portfolio for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Portfolio’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Portfolio, the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

For the seven day period ending December 31, 2007, the Money Market Portfolio’s 7-day yield was 4.00% and its effective yield was 4.04%.

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Other Portfolios

Standardized Average Annual Total Return Quotations. Average annual total return quotations for shares of a Portfolio are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

P (I+T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of the hypothetical $ 1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

One of the primary methods used to measure performance is “total return.” Total return will normally represent the percentage change in value of a Portfolio, or of a hypothetical investment in a Portfolio, over any period up to the lifetime of the Portfolio. Unless otherwise indicated, total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period.

Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration.

Each Portfolio’s average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

Each Portfolio may also publish its distribution rate and/or its effective distribution rate. A Portfolio’s distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Portfolio’s effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio’s yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio’s last monthly distribution. A Portfolio’s monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short- term capital gain actually earned by the Portfolio during the month.

Other data that may be advertised or published about each Portfolio include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

Standardized Yield Quotations. The yield of a Portfolio is computed by dividing the Portfolio’s net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share on the last day of such base period in accordance with the following formula:

2[(a - b + 1)[6] - 1 ]
(cd)

Where:	a	=	net investment income earned during the period
	b	=	net expenses accrued for the period

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c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share

Net investment income will be determined in accordance with rules established by the SEC.

Calculation of Total Return. Total return is a measure of the change in value of an investment in a Portfolio over the time period covered. In calculating total return, any dividends or capital gains distributions are assumed to have been reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return includes four steps (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of they hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Portfolio has not been in existence for at least ten years.

FORMULA:		P(1+T) to the power of N = ERV

WHERE:	T =	Average annual total return

	N =	The number of years including portions of years where applicable for which the performance is being measured

	ERV =	Ending redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

	P =	Opening redeemable value of a hypothetical $1,000 payment made at the inception of the portfolio

The above formula can be restated to solve for T as follows:

	T =	[(ERV/P) to the power of 1/N]-1

Set forth below is a table showing each Portfolio’s inception date and its average annual total return for one, five and ten years or the life of the Portfolio for the periods ended December 31, 2007.

Portfolio	Inception Date	One Year	Five Years	Ten Years	Since Inception

Maxim Money Market	2/25/82	4.73%	2.72%	3.47%
Maxim High Yield Bond	5/21/03	0.19%			6.61%
Maxim Janus Large Cap Growth	5/21/03	31.02%			18.46%
Maxim MFS International Growth	5/21/03	8.86%			20.11%
Maxim Federated Bond	5/21/03	6.68%			3.42%
Maxim S&P 500® Index	9/08/03	4.83%			10.14%
Maxim Loomis Sayles Bond	11/1/94	8.10%	12.46%	8.80%
Maxim U.S. Government Securities	12/1/92	6.50%	3.79%	5.38%
Maxim Bond Index	12/1/92	6.74%	3.79%	5.37%
Maxim Short Duration Bond	8/1/95	4.74%	3.69%	4.93%
Maxim Global Bond	7/26/99	13.57%	8.12%		7.28%
Maxim Ariel MidCap Value	1/3/94	-1.22%	10.59%	10.75%
Maxim T. Rowe Price MidCap Growth	7/1/97	16.86%	18.30%	11.32%
Maxim Ariel Small-Cap Value	12/1/93	-2.49%	11.51%	9.22%
Maxim Loomis Sayles Small-Cap Value	11/1/94	3.21%	16.21%	9.57%
Maxim Small-Cap Growth	11/1/94	12.26%	10.84%	5.20%
Maxim Index 600	12/1/93	-0.82%	15.39%	8.34%
Maxim Bernstein International Equity	12/1/93	6.26%	22.07%	9.58%
Maxim Invesco ADR	11/1/94	7.40%	18.39%	7.48%

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Portfolio	Inception Date	One Year	Five Years	Ten Years	Since Inception

Maxim T. Rowe Price Equity/Income	11/1/94	3.24%	13.10%	7.60%
Maxim Stock Index	2/25/82	5.14%	12.48%	5.67%
Maxim Aggressive Profile I	9/9/97	7.12%	15.49%	7.60%
Maxim Moderately Aggressive Profile I	9/9/97	7.25%	13.05%	7.36%
Maxim Moderate Profile I	9/9/97	7.13%	11.28%	6.86%
Maxim Moderately Conservative Profile I	9/9/97	6.41%	9.61%	5.86%
Maxim Conservative Profile I	9/9/97	5.56%	7.13%	5.65%
Maxim Aggressive Profile II	9/16/99	7.35%	15.66%		5.78%
Maxim Moderately Aggressive Profile II	9/16/99	7.44%	13.24%		5.18%
Maxim Moderate Profile II	9/16/99	7.22%	11.43%		5.31%
Maxim Moderately Conservative Profile II	9/27/99	6.60%	9.78%		4.89%
Maxim Conservative Profile II	9/30/99	5.69%	7.29%		4.95%

Performance Comparisons

Each Portfolio may from time to time include its yield and/or total return in advertisements or in information furnished to present or prospective shareholders. Each Portfolio may include in such advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, Inc., relevant indices and Donoghue Money Fund Report as having the same or similar investment objectives.

The manner in which total return and yield will be calculated for public use is described above. The table in the Prospectus under the heading “Performance Related Information,” summarizes the calculation of total return and yield for each Portfolio, where applicable, through December 31, 2007.

DIVIDENDS AND TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company

The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Portfolio will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and net realized capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Portfolio will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within one month after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”). A Portfolio is also subject to certain investment diversification requirements in order to be taxed as a RIC. Each Portfolio intends to comply with the investment diversification requirements of Code Section 817(h) so that variable insurance contract holders that have chosen a Portfolio as an investment option under their contracts will continue to qualify for tax deferral. For a discussion of the tax treatment of the variable contracts and holders thereof, see the discussion of federal income tax consideration included in the prospectus for the contracts.

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Certain debt securities purchased by a Portfolio (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Portfolio actually receives cash, it is deemed to have earned original issue discount income that is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Portfolio each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.

In addition, a Portfolio may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Portfolio purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security and the date on which it was issued. For a debt security issued after July 18, 1984 having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security issued on or before July 18, 1984 (unless a Portfolio makes the election to include market discount in income currently), or any debt security having a fixed maturity date of not more than one year from the date of issue, the gain realized on disposition will be characterized as long-term or short-term capital gain depending on the period a Portfolio held the security. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless a Portfolio makes the election to include market discount in income currently).

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of a Portfolio. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

If a Portfolio were to fail to qualify as a RIC for one or more taxable years, the Portfolio could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Portfolio had distributed to the Portfolio’s shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Portfolio might also be required to pay to the U.S. Internal Revenue Service interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and U.S. Treasury regulations, if the Portfolio should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Portfolio may be subject to tax on the excess (if any) of the fair market value of the Portfolio’s assets over the Portfolio’s basis in such assets, as of the day immediately before the first taxable year for which the Portfolio seeks to requalify as a RIC.

If a Portfolio determines that it will not qualify as a RIC under Subchapter M of the Code, the Portfolio will establish procedures to reflect the anticipated tax liability in the Portfolio’s net asset value.

Excise Tax on Regulated Investment Companies

The Portfolios intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax that applies to a regulated investment company that fails to distribute specified percentages of its ordinary taxable income and capital gain net income. However, investors should note that the Portfolios may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

79

OTHER INFORMATION

Voting Rights

The shares of the Portfolios have no preemptive or conversion rights. Shares are fully paid and nonassessable. The Fund or any Portfolio may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolios. If not so terminated, the Fund or the Portfolios (as defined under the 1940 Act) will continue indefinitely.

Shareholders of a Portfolio are entitled to one vote for each Portfolio share owned and fractional votes for fractional shares owned. Pursuant to current interpretations of the 1940 Act, insurance companies that invest in a Portfolio will solicit voting instructions from owners of variable insurance contracts that are issued through separate accounts registered under the 1940 Act with respect to any matters that are presented to a vote of shareholders of that Portfolio.

Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.

Custodian

The Bank of New York, One Wall Street, New York, New York 10286, is custodian of the assets for all Portfolios, other than the Profile Portfolios. The Profile Portfolios are self-custodied. Fees paid for custodial services by MCM for the period 2005-2007 are as follows:

Year	Bank of New York
2005	$1,073,184
2006	$1,192,689
2007	$1,099,200

The custodian is responsible for the safekeeping of a Portfolio’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Portfolio or in deciding which securities are purchased or sold by a Portfolio. However, a Portfolio may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Transfer and Dividend Paying Agent

FASCore, LLC (“FASCore”), 8515 East Orchard Road, Greenwood Village, Colorado 80111 serves as the Fund’s transfer agent and dividend paying agent. FASCore is an affiliate of the Fund and charges no fee for its services.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202, serves as the Fund’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Fund and provides other audit and related services.

FINANCIAL STATEMENTS

The audited financial statements as of December 31, 2007 for each of the Portfolios of the Fund, together with the notes thereto and the report of Deloitte & Touche LLP, are incorporated by reference to Forms N-CSR filed via EDGAR on February 29, 2008 (File No. 811-03364). The Maxim Small-Cap Value Portfolio and Maxim MidCap Value Portfolio had not commenced operations as of the date of this SAI; therefore, no audited financial statements for those Portfolios are available.

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APPENDIX A

Corporate Bond Ratings by Moody’s Investors Service, Inc.

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds where are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Corporate Bonds Ratings by Standard & Poor’s Corporation

          AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

          A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.

          BB & B - Standard & Poor’s describes the BB and B rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings by Moody’s Investors Service, Inc.

          Prime-1 - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large

A-1

or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

          Prime-2 - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

          Prime-3 - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper Ratings by Standard & Poor’s Corporation

          A - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

          A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

          A-2 - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated “A-1”.

          A-3 - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Commercial Paper Ratings by Fitch Ratings

F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

A-2

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

Proxy voting information for Maxim Series Fund, Inc. will be provided upon request. A copy of Maxim Series Fund, Inc.’s proxy voting policies and procedures, or a copy of the applicable proxy voting record may be requested by calling 1-866-831-7129, or writing to: Secretary, Maxim Series Fund, Inc. at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

B-1

GWCM Proxy Voting

Policy

GWCM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. The firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and practices. The firm’’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

GWCM will vote proxies solely in the best interest of its clients, GWCM managed fund shareholders, or where employee benefit plan assets are involved, in the interest of plan participants and beneficiaries. As a matter of policy, the officers, managers and employees of GWCM will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or participants and beneficiaries. Any conflict of interest will be resolved in the best interest of the client, shareholders or participants and beneficiaries.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Investments has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining the firm’s voting guidelines in the firm’s procedures.

Procedure

GWCM has adopted guidelines and procedures, as outlined below, to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate.

Voting Procedures

The Operations Area of GWCM is responsible for administering the proxy voting process as outlined below.

Each client’s custodian is responsible for forwarding proxy solicitation materials to GWCM. When proxy solicitation materials are obtained, the Operations Area updates a database for notices of all new shareholder meetings, indicating company name, meeting date, issues for voting, and vote status. The CUSIP and ticker symbol will also be included if they are available through reasonably practicable means. The database will also indicate whether issues are shareholder or management proposals and, upon voting, if the vote has been made with or against management.

Proxy solicitation materials are then forwarded to the portfolio manager for review of the issues and determination of GWCM’s voting position in accordance with the policies detailed above. The portfolio manager communicates the voting position to the Operations Area.

The Operations Area logs the voting position and date of vote submission in the proxy database. The Operations Area then submits votes electronically to the soliciting company as directed in the proxy solicitation materials, if electronic voting is available. If electronic voting is not available, phone or mail voting may be utilized. If mail voting is used, a copy of the voting card is retained.

Proxy solicitation materials, records of votes cast and any documents prepared by GWCM that were material to making a decision regarding a vote, or that memorialize the basis for the decision, are retained for at least five years in an easily accessible place, the first two years on the premises of GWCM.

Voting summary information is provided annually to the Board of Managers for review. In addition, summary information is posted to the Company’s website and made available to clients as requested.

The Operations Area provides voting information to the Legal area annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

SUB-ADVISER RESPONSIBILITIES

As designated in the applicable sub-advisory agreement, GWCM may assign proxy voting responsibility to a sub-adviser. In this instance, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.

Annually, GWCM will obtain each sub-adviser’s proxy voting policies and procedures and submit them to the GWCM Managers for review.

Annually, the Operations Area will obtain voting information from each sub-adviser for client disclosure as may be required, and for inclusion in investment company clients’ Form N-PX.

Disclosure

•

GWCM will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how GWCM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

Investments will also send a copy of this summary to all existing clients who have previously received GWCM’s Disclosure Document; or Investments may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Investments.

•

In response to any request Investments will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GWCM voted the client’s proxy with respect to each proposal about which client inquired.

Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if GWCM or an affiliate thereof has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In the case of an investment company, a conflict of interest may arise between the investment company’s shareholders and its investment adviser, principal underwriter, or an affiliated person of the investment company, its investment adviser or principal underwriter. Any individual with knowledge of a conflict of interest (for example, a personal conflict of interest such as a familial relationship with company management or a conflict involving a GWCM affiliate that has a business relationship with the company soliciting the proxy) relating to a particular referral item shall disclose that conflict to the Legal Department and otherwise remove himself or herself from the proxy voting process. Any conflict of interest will be resolved by disclosing the conflict to the client (in the case of an investment company client, to its Board of Directors or an appropriate Committee thereof) for consent or direction regarding the proxy at issue.

Recordkeeping

Investments shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that GWCM receives;

•	A record of each vote that GWCM casts;

•	Any document GWCM created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the General Manager;

•	A copy of each written request from a client for information on how GWCM voted such client’s proxies, and a copy of any written response.

Voting Guidelines

Proxy issues are considered on a case-by-case basis. The following are general guidelines summarizing GWCM’s position on various issues and giving a general indication of how securities will be voted on proposals dealing with particular issues. The guidelines are not exhaustive and do not include all potential voting issues. There may be instances when GWCM may not vote in strict adherence to these guidelines. The guidelines shall be reviewed regularly, and amended as changes in the marketplace demand and as developments in corporate governance occur.

1. COMMON MANAGEMENT PROPOSALS

Election of Directors - Case by Case

Although the election of directors is a routine issue, GWCM believes that the structure and functioning of a company’s board of directors are critical to the economic success of every company. Board-related issues are therefore treated in a separate section, below.

Appointment of Auditors - Approve

Proposals to ratify independent auditors will generally be voted for unless there is a reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Corporation Name Change - Approve

Elimination of Preemptive Rights - Approve

Preemptive Rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

GWCM will generally approve the elimination of Preemptive Rights, but will oppose the elimination of Limited Preemptive Rights (e.g., on proposed issues representing more than an acceptable level of dilution).

Establishment of 401(k) Plan - Approve

2. BOARD OF DIRECTORS

GWCM supports measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, GWCM views strong, independent boards as key in the protection of shareholder value.

An “Independent Director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with they company, no present or recent employment relationship with the company (including employment of immediate family members), and, in the case of audit committee members, no compensation for non-board services).

GWCM will examine a board’s complete profile when questions of independence arise. The above factors will be considered in the examination.

Election of Directors - Case by Case

GWCM supports management in most elections, however, it will withhold this support if the board gives evidence of acting contrary to the best economic interests of shareholders. GWCM will also withhold approval of individual directors who attend less than 75% of board meetings without providing a legitimate excuse, as GWCM believes that such failure to attend is indicative of a general failure to safeguard shareholder interests. Failure to implement shareholder proposals that have received a majority vote and implementation of dead-hand or no-hand poison pills are two situations which are considered failures to act in the best economic interests of shareholders and may cause GWCM to withhold votes for incumbent directors.

Classified Board of Directors/Staggered Terms - Oppose

A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

GWCM’s belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will generally vote against classification and for management and shareholder proposals to eliminate classification of the board.

Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. These proposals will be opposed.

Confidential Voting - Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. However, GWCM supports the suspension of confidential voting during proxy contests since dissidents have access to the information and GWCM does not wish to put management at an unfair disadvantage.

Cumulative Voting for Directors - Case by Case

Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

GWCM may support cumulative voting proposals at companies which have classified board structures. However we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation - Case by Case

GWCM believes that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, GWCM has a preference for compensation packages which are based on the company’s performance and which include stock and stock options.

Stock Ownership Requirements - Oppose

GWCM will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Independent Board Committees - Approve

We believe that a board’s nominating, compensation and audit committees should consist entirely of independent directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect. An example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition - Approve

GWCM will generally support shareholder proposals requesting that the board consist of a majority of independent directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions - Case by Case

GWCM will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

Size of Board

GWCM will generally oppose proposals that give management the ability to alter the size of the board.

3. CORPORATE GOVERNANCE MATTERS

When several measures, each of which might be approved by itself, are combined in a single proposal the result may be so restrictive as to warrant opposition.

Adjournment of Meeting to Solicit Additional Votes - Case-by-Case Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date. GWCM will therefore generally oppose such proposals unless the agenda contains proposals which we judge to be in the best interests of clients.

Increases in Authorized Shares - Case by Case

GWCM will generally approve proposals for increases of up to 100%, but will consider larger increases if a need is demonstrated. Industry specific norms may also be considered in our vote, as well as company history with respect to the use of shares for executive compensation. Furthermore, GWCM may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Stock Splits - Case by Case

GWCM generally supports a stock split when it enhances the liquidity of a company’s stock and reduces the price to a more reasonable trading range. A reverse stock split may be opposed if it is being used to make the company more closely held, thereby jeopardizing liquidity for existing shareholders.

Repurchases of Shares - Case by Case

GWCM generally supports the repurchase of shares when it is being done because management believes the stock is undervalued. If the repurchase is an attempt to thwart a takeover, we would generally be opposed.

Indemnification of Directors and Officers - Approve

GWCM supports the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance for Directors and Officers - Approve

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. GWCM will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, GWCM will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Reincorporation - Case by Case

Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, GWCM will favor reincorporation.

In cases where there are significant differences in anti-takeover protections, GWCM will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such a determination requires case by case analysis.

Requirement for more than Simple Majority Vote to pass proposals – Oppose

Elimination of Shareholders’ Right to Call Special Meeting - Oppose

Prohibition of Shareholder Action Outside Meetings - Oppose

4. ANTI-TAKEOVER MATTERS

Blank Check Preferred - Case by Case

These proposals are for the authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

GWCM will oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on record and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, GWCM will approve the proposal, subject to dilution considerations as described in the guideline regarding increases in authorized shares.

Differential Voting Power - Oppose

This involves the authorization of a class of common stock having superior voting rights over existing common stock or entitled to elect a majority of the board.

Poison Pill Plans - Oppose

Also known as Shareholder Rights Plans, these involve call options to purchase securities of a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, GWCM will oppose them.

These proposals generally only appear as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. GWCM will vote in favor of shareholder proposals to rescind poison pills.

GWCM’s policy is to examine these plans individually. Most plans are opposed, however, GWCM may approve plans which include a ‘permitted bid’ feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision - Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

GWCM believes that this concept is inconsistent with public ownership of corporations.

5. MANAGEMENT COMPENSATION MATTERS

Employee Stock Purchase Plans - Case-by-Case

Employee stock purchase plans (ESPPs) give the company’s employees the opportunity to purchase stock in the company. We believe these plans can provide performance incentives and lead to employees’ identification with shareholder interests. The most common form of ESPPs are those that qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date, and be approved by shareholders. GWCM will approve ESPPs that include: (1) a purchase price equal to or greater than 85 percent of fair market value, and (2) voting power dilution of ten percent or less.

Golden Parachutes - Case-by-Case

Golden parachutes provide for compensation to management in the event of a change in control. GWCM views this as encouragement to management to consider proposals which might be beneficial to shareholders. We will normally approve plans put to shareholder vote unless there is clear evidence of excess or abuse.

GWCM will also approve shareholder proposals requesting that implementation of such arrangements require shareholder approval. This preserves the shareholder’s right as owner of the company to oversee compensation arrangements with substantial potential for transfer of shareholder wealth.

Pay-for-Performance Plans - Approve

The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of independent directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, GWCM is biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution may be declined. When an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

Option Plans – Case-by-Case

GWCM supports option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth from the company. Because of their potential effect on shareholder value, we believe that shareholders should be given the opportunity to vote to the fullest extent possible prior to the adoption or amendment of an option plan. In situations where a company has foregone shareholder approval, we may consider applying a stricter standard in the approval of increases in share authorization. GWCM may also consider withholding votes for members of the compensation committee. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.

In principle, GWCM opposes the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration will focus on the cost-benefit relationship. In cases where repricings that we consider inappropriate have occurred without shareholder approval, we will consider withholding votes for members of the compensation committee.

6. MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, GWCM’s primary concern is the best economic interest of shareholders. Voting on such proposals involves considerations unique to each transaction. As a result, GWCM will vote on a case-by-case basis on board-approved proposals to effect these types of transactions.

7. SOCIAL ISSUES

From time to time, GWCM is asked to vote on shareholder proposals which address a variety of social issues. We vote in all cases in the best economic interests of shareholders, plan participants and beneficiaries. GWCM does not generally support proposals that lack a demonstrable economic benefit for shareholders.

Firm Policy

Statement of Policies and Procedures for
Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we

As of October 2006

Firm Policy

will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.

As of October 2006

Firm Policy

However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

As of October 2006

Firm Policy

	2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

	2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

	3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy

As of October 2006

Firm Policy

committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and

As of October 2006

Firm Policy

ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request

As of October 2006

Firm Policy

for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

As of October 2006

Ariel Capital Management, LLC
Summary of Proxy Policies and Procedures

In accordance with applicable regulations and law, Ariel Capital Management, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

As part of our investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting proxies on behalf of clients. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Investment Committee member who follows the company as well as Ariel’s Director of Research. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning. Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. In certain circumstances, this may mean that Ariel will refrain from voting shares.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of ISS. If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining whether the Ariel Investment Committee members’ and Director of Research’s decisions regarding proxy voting are based on the best interests of Ariel’s clients and are not the product of a conflict.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

As Custodian, The Bank of New York has a dedicated Proxy Department to ensure the appropriate handling of proxy material and voting procedures. The bank usually receives the proxy material two weeks after record date and four to six weeks prior to the meeting date. Once the material is received at The Bank of New York, the turnaround time is less than five days to mail it out.

For proxies where the Bank of New York is designated to vote as trustee, we have a proxy Committee chaired by Kevin Bannon, our Chief Investment Officer. The committee has formulated a set of guidelines, and uses Institutional Shareholder Services (ISS) for research and analysis on specific proxy issues. Our policies are as follows:

THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction and General Principles

A.

BNY Asset Management, a division of The Bank of New York (“Adviser”) has been delegated the authority and responsibility to vote the proxies of certain of its investment advisory clients, including both ERISA and non-ERISA clients.

B.

Adviser understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.

Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Adviser’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D.

In instances where Adviser does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.

In all circumstances, Adviser will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Adviser’s policies and procedures.

F.

There may be circumstances under which Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Adviser understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan’s participants and beneficiaries. Adviser’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight

A.	Adviser has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

developing, authorizing, implementing and updating Adviser’s policies and procedures; overseeing the proxy voting process; and engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B.	Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C.

The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager [and members of the Legal and Compliance and Portfolio Administration Departments].

D.

In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines

A.

Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Adviser and ISS. A summary of the current applicable ISS proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

B.

Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C.

There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional (“Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.	Proxy Voting Procedures

A.

Adviser will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with Adviser’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.	At the recommendation of the Proxy Committee, Adviser has engaged ISS as its voting delegate to:

	(1)	research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

	(2)	vote and submit proxies in a timely manner;

	(3)	handle other administrative functions of proxy voting;

	(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

	(5)	maintain records of votes cast; and

	(6)	provide recommendations with respect to proxy voting matters in general.

C.

Except in instances where clients have retained voting authority, Adviser will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D.	Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

V.	Conflicts of Interest

A.

Adviser has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as a result of business conducted by ISS. Adviser believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B.

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends, Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.

C.	In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D.

In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E.	Material conflicts cannot be resolved by simply abstaining from voting.

VI.	Recordkeeping

Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including:

a copy of these policies and procedures which shall be made available to clients, upon request;

proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

a record of each vote cast (which ISS maintains on Adviser’s behalf);

a copy of each questionnaire completed by any Investment Professional under Section V above;

any other document created by Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

each written client request for proxy voting records and Adviser’s written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.	Disclosure

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting delegate voted a client’s proxy.

Federated Investors
Proxy Voting Procedures

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (collectively the “Advisers”) have adopted the following procedures to implement their Proxy Voting Policies and Practices (the “Proxy Policies”) in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

Proxy Voting Committee

The Advisers hereby establish a Proxy Voting Committee (the “Committee”) consisting of the following permanent members:

Chief Investment Officer for Global Equity

Chief Risk Officer

Investment Management Administrator for Proxy Voting

The Permanent Members may then appoint other members to the Committee as they deem necessary. The Committee will notify its clients (which shall be the Board of Trustees/Directors in the case of a registered investment company) of the identity of any members appointed to the Committee as well as changes made to the Committee membership.

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

Employment of Proxy Voting Services

The Advisers have hired Institutional Shareholder Services (“ISS”) to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct ISS by completing Proxy Voting Guidelines in such form as ISS may require. ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS shall provide the Committee with all information that it has obtained regarding the proposal and the

Committee will provide specific direction to ISS. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and ISS shall take the following steps to implement these procedures:

•	The Advisers shall cause ISS to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

•	The Advisers shall execute and deliver to ISS a limited power of attorney to cast ballots on behalf of the Advisers’ clients.

•

ISS shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that ISS has received ballots for all such voting securities on the record date.

•	If ISS has not received ballots for all voting securities, ISS will contact the Advisers and assist in obtaining the missing ballots from the custodians.

•

ISS will provide monthly reports to the Committee of proxies voted. ISS will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

Conflicts of Interest

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an “Interested Company.” The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company shall not be treated as an “affiliated person” based solely on ownership or control of outstanding voting securities unless a person owns or controls ten percent or more of the outstanding voting securities of such company.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

1.

Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

2.

Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

3.

If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

4.

If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

	•	That the Advisers have a significant business relationship with the Interested Company;

	•	The proposals regarding which proxies were cast;

	•	Any material communications between the Advisers and the Interested Company regarding the proposal; and

	•	Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

5.

Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. ISS shall maintain copies of each proxy statement received on behalf of the Advisers’ clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to ISS), (b) any written client request for information on how a client’s proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

Proxy Voting Policies and Procedures

The board of [directors] [trustees] of the [Fund] [Trust] [Trust on behalf of the Funds] has delegated the authority to vote proxies related to the portfolio securities held by [the] [each] Fund to [the] [each] [Fund’s] manager [Name of Investment Manager] in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. The manager votes proxies solely in the interests of [the][each] Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of [directors] [trustees]or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with its shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

October 2003

Goldman Sachs Asset Management

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”)has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

* For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.

Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio

Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Appendix A

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

__ An auditor has a financial interest in or association with the company, and is therefore not independent,

__ Fees for non-audit services are excessive, or

__ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

__ It is intended for financing purposes with minimal or no dilution to current shareholders

__ It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

__ Historic trading patterns

__ Rationale for the repricing

__ Value-for-value exchange

__ Option vesting

__ Term of the option

__ Exercise price

__ Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

__ Purchase price is at least 85 percent of fair market value;

__ Offering period is 27 months or less; and

__ Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

PROXY VOTING POLICIES

AND

PROCEDURES

April 1, 2006

GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, “INVESCO”), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

PROXY VOTING POLICIES

Voting of Proxies

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS Services

INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

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Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed

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above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

(1)	describe any real or perceived conflict of interest,

(2)	discuss any procedure used to address such conflict of interest,

(3)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(4)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

Certain Proxy Votes May Not Be Cast

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

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Proxy Voting Records

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.

Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

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The following are examples of situations where a conflict may exist:

▪	Business Relationships – where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

▪

Personal Relationships – where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

▪

Familial Relationships – where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients’ funds are invested in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with

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regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS’s website at www.issproxy.com.

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APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

          I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

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JANUS CAPITAL MANAGEMENT LLC

Proxy Voting Procedures

February 2008

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on

_________________________

1  All references to portfolio managers include assistant portfolio managers.

securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input.The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

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Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

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If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

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Proxy Voting Policy
and Procedure Manual

JUNE 30, 2004

AMENDED
MARCH 31, 2005
MAY 16, 2005
March 31, 2007

Proxy Voting Policy and Procedure Manual

CONTENTS

1	GENERAL	5
	Introduction
	General Guidelines
	Proxy Committee
	Conflicts of Interest
	Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10
	Director Nominees in Uncontested Elections
	Chairman and CEO are the Same Person
	Shareholder Ability to Remove Directors
	Annual Election of Directors
	Shareholder Ability to Alter the Size of the Board
	Independent Audit, Compensation and
	Nominating Committees
	Ratifying Auditors
	Cumulative Voting
	Majority Voting
	Fair Price Provisions
	White Squire Placements
	Equal Access
	Stock Distributions: Splits and Dividends
	Blank Check Preferred Authorization
	Adjustments to Par Value of Common Stock
	Share Repurchase Programs
	OBRA-Related Compensation Proposals
	Appraisal Rights
	Changing Corporate Name
	Confidential Voting
	Golden and Tin Parachutes

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3	PROPOSALS USUALLY VOTED AGAINST	13
	Shareholder Ability to Remove Directors
	Staggered Director Elections
	Stock Ownership Requirements
	Term of Office
	Director and Officer Indemnification and
	Liability Protection
	Shareholder Ability to Call Special Meetings
	Shareholder Ability to Act by Written Consent
	Unequal Voting Rights
	Supermajority Shareholder Vote Requirements
	Charitable and Political Contributions
	Common Stock Authorization

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	15
	Compensation Plans
	Stock Option Plans
	Employee Stock Ownership Plans
	401(k) Employee Benefit Plans

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5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16
Director Nominees in Contested Elections
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Tender Offer Defenses
Poison Pills
Greenmail
Bundled Proposals
Shareholder Advisory Committees
Preemptive Rights
Debt Restructurings
Shareholder Proposals to Limit Executive and Director
Pay State Takeover Statutes
Reincorporation Proposals
Mergers and Acquisitions
Corporate Restructuring
Spin-offs
Asset Sales
Liquidations
Environment and Social issues
Energy and Environment
Northern Ireland
Military Business
Maquiladora Standards and International Operations
Policies
Third World Debt Crisis
Equal Employment Opportunity and Discrimination
Animal Rights
Product Integrity and Marketing
Human Resource Issues
Election of Mutual Fund Trustees
Mutual Fund Investment Advisory Agreement
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Distribution Agreements

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1.	GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf or where an IMA (under which Loomis Sayles has discretionary investment authority) is silent on which party has proxy-voting authority. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer.

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Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5.

Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of

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the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8.

Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be

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an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2. Duties. The specific responsibilities of the Proxy Committee, include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including
(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including;
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c.	to engage and oversee third-party vendors, including Proxy Voting Services; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

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b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.

Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

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E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.	PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Director Nominees in Uncontested Elections:

A.     Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.     Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

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Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Alter the Size of the Board:

A. Vote for proposals that seek to fix the size of the board.

B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Ratifying Auditors:

A. Generally vote for proposals to ratify auditors.

B.     Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

Cumulative Voting: Vote for proposals to permit cumulative voting.

Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

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B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

Blank Check Preferred Authorization:

A.     Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.     Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.     Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

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B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162 (m) of OBRA.

C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Golden and Tin Parachutes:
A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3.	PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Shareholder Ability to Remove Directors:

A. Vote against proposals that provide that directors may be removed only for cause.

B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection:

A.     Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.     Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

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Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A. Vote against plans which expressly permit repricing of underwater options.

B. Vote against proposals to make all stock options performance based.

C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D. Vote for proposals that request expensing of stock options.

Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

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5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

Poison Pills:

A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

C. Review on a case-by-case basis management proposals to ratify a poison pill.

Greenmail:

A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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Proxy Voting Policy and Procedure Manual

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

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Proxy Voting Policy and Procedure Manual

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Energy and Environment: Proposals that request companies to file the CERES Principles.

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Proxy Voting Policy and Procedure Manual

Northern Ireland: Proposals pertaining to the MacBride Principles.

Military Business: Proposals on defense issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Third World Debt Crisis: Proposals dealing with third world debt.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Animal Rights: Proposals that deal with animal rights.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Human Resources Issues: Proposals regarding human resources issues.

Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 13, 2008

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS

Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold

_________________________

1 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Silvant Capital Management LLC Proxy Policy

Silvant Capital Management LLC (“Silvant”) has a Proxy Committee (“Committee”) that is responsible for establishing policies and a procedure designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

After an extensive review of established service providers including size, experience and technical capabilities, Silvant contracted with the Institutional Shareholder Services (“ISS”) of Risk Metrics Group as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection and coordination of proxy material from each custodian for each Silvant client’s account(s),

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each Silvant client’s account(s), in accordance with Silvant’s proxy policies and the Committee’s direction.

3.	Required record keeping and voting record retention of all Silvant proxy voting on behalf Silvant’s clients.

As reflected in Silvant’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, this information will be communicated to ISS as Silvant’s agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS’ capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Silvant discretionary investment management clients.

As indicated above, the Committee utilizes the services of ISS, an independent third party agent, to assist with facilitating the administrative, clerical, functional and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Silvant maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.

Silvant provides and maintains the following standard proxy voting policies:

•	Silvant U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)

•	Silvant Taft Hartley Proxy Policy

•	Silvant Global/International Proxy Policy

These policies are available as described below. Both brief and extended summaries are available for the Silvant Taft Hartley Proxy Policy and the Silvant Global/International Proxy Policy.

The Committee’s process includes a review and evaluation of relevant, information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner ensuring votes are cast in the best interest of our clients.

Under the Silvant Global/International Proxy Policy the Committee generally votes in a manner similar to that recommended by ISS for an account’s international holdings including, to the extent permitted by law, ERISA accounts international holdings.* In this regard the Committee has reviewed and will monitor ISS’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Silvant Proxy Policies and guidelines as outlined herein generally will not be applied where Silvant has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs, and funds.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor’s proxy voting policies and procedures.

Conflicts of Interest

Due to its diversified client base, numerous product lines, and affiliation with SunTrust Banks, Inc., and its subsidiaries, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest which may arise could include those where the shares to be voted involve:

1.

Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either RidgeWorth or SunTrust Banks, Inc. or its affiliates, may have a similar significant on-going non-investment management associated relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of RidgeWorth or SunTrust Banks, Inc. or any of its affiliates.

3.	An issuer having substantial and numerous banking, investment or other financial relationships with RidgeWorth, SunTrust Banks, Inc. or its affiliates.

4.	A director or senior officer of RidgeWorth or SunTrust Banks, Inc. serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater held individually by Silvant, or in conjunction with RidgeWorth and SunTrust Banks, Inc. and/or its affiliates

Although Silvant utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.	Retain an independent fiduciary to vote the shares.

2.	Send the proxy material to the client (in the case of mutual funds, the funds’ shareholders) so he or she may vote the proxies.

Although Silvant does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

Silvant also manages assets for several clients (including mutual funds, such as the RidgeWorth Funds) who engage in “security lending” programs. A typical security lending program such as this lending program is where the clients or funds lend assets from their accounts or portfolios to various approved broker-dealers against cash collateral (102% of loan value). In addition, they earn incremental income by: 1.) extracting intrinsic value from each loan; and, 2.) generating investment income through reinvestment activities involving cash collateral. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of recalling the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager’s desire to retain the position in the portfolio. and that the entire position of loaned shares’ votes would not significantly affect the overall voting outcome. The Committee will rely on the portfolio manager’s input to make such decisions. Furthermore, absent compelling economic and/or security related research or news, the Committee will generally not consider recalling shares unless total beneficial ownership under management is greater than 4.55%

Under the current lending program, the adviser is required to notify the Custodian to recall securities on loan 10 business days prior to the record date or as soon as reasonably possible thereafter if the advisor wishes to vote proxy on the securities so as to ensure that they are in the Custodian’s possession by the voting deadline.

Additional Information

Silvant clients:

Extended summaries of the Silvant Capital Management LLC’s U.S. Domestic Proxy Policy (includes ERISA related accounts,) Taft Hartley Proxy Policy, and Global/International Proxy Policy and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Silvant Capital Management LLC. Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@ridgeworth.com.

RidgeWorth Funds and STI Classic Variable Trust shareholders:

Although Silvant may subadvise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth Capital Management, Inc. Shareholders of the RidgeWorth Funds or the STI Classic Variable Trust may access fund related proxy voting information by calling 1-888-(784-3863) or by visiting www.ridgeworthfunds.com.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

2

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

3

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

          As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

          While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

          In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

          At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

	a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

	b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.          Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.          Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.          Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.          Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

          For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

          In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C
OTHER INFORMATION

Item 23. Exhibits

(a) Articles of Incorporation and Articles Supplementary are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 73 filed on December 31, 2001 (File No. 2-75503), Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503), Post-Effective Amendment No. 77 filed on February 14, 2003 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503) and Post-Effective Amendment No. 88 filed on May 1, 2007 (File No. 2-75503). Articles Supplementary for the Maxim Small-Cap Value Portfolio and Maxim MidCap Value Portfolio are incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(b) Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503). Amended and Restated Bylaws of Maxim Series Fund, Inc. are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002, (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503). Certain amendments to the Investment Advisory Agreement are filed herewith.

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendment thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and all amendments thereto is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600 and Maxim S&P 500 Index® Portfolios and amendments are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003, (File No. 2-75503) and Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503).

(d)(5) Sub-Advisory Agreement on behalf of Maxim Invesco ADR Portfolio and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 83 to its Registration Statement filed on August 4, 2004 (File No. 2-75503). Amendment to Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio is filed herewith.

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and all amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001, (File No. 2-75503) and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9) Form of Sub-Advisory Agreement and amendment thereto on behalf of Maxim MFS International Growth Portfolio are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10) Form of Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendment thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003, (File No. 2-75503 and Post-Effective Amendment No. 83 to the Registration Statement filed on August 4, 2004 (File No. 2-75503).

(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503). Amendment to Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio is filed herewith.

(d)(13) Form of Sub-Advisory Agreement on behalf of Maxim Bernstein International Equity Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(14) Form of Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(15) Form of Sub-Advisory Agreement on behalf of Maxim High Yield Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007.

(d)(16) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(d)(17) Form of Sub-Advisory Agreement on behalf of Maxim MidCap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(e) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York and The JPMorgan Chase Bank are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503).

(h) (1) Transfer Agency and Service Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, (File No. 2-75503).

(h)(2) Securities Lending Agreement with The Bank of New York, is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002, (File No. 2-75503).

(h)(3) Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007.

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, (File No. 2-75503).

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Not Applicable.

(n) Not Applicable

(o) Not Applicable.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File N0. 2-75503).

(p)(2) Code of Ethics for Ariel Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 34 to Ariel Investment Trust’s Registration Statement filed on November 18, 2005 (File No. 33-7699).

(p)(3) Code of Ethics for BNY Investment Advisors is incorporated by reference to Post-Effective Amendment no. 15 to Orchard Series Fund’s Registration Statement filed on March 26, 2003 (File No. 333-9217).

(p)(4) Code of Ethics for Invesco Global Asset Management (N.A.), Inc. is incorporated by reference to Post-Effective Amendment No. 39 to AIM International Mutual Funds’ Registration Statement filed on February 7, 2008 (File No. 33-44611).

(p)(5) Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 46 to the Loomis Sayles Funds II’s Registration Statement filed on November 16, 2007 (File No. 33-39133).

(p)(6) Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Post-Effective Amendment No. 29 to T. Rowe Price Institutional International Fund, Inc.’s Registration Statement filed on February 28, 2008 (File No. 33-29697).

(p)(7) Code of Ethics for Massachusetts Financial Services Company is Incorporated by reference to Post-Effective Amendment No. 40 to MFS Series Trust III’s Registration Statement filed on March 29, 2007, (File No. 2-60491).

(p)(8) Code of Ethics for Federated Investment Management Company is incorporated by reference to Post-Effective Amendment No. 77 to Money Market Obligation Trust’s Registration Statement filed on February 25, 2005, (File No. 33-31602).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to the exhibits to Post-Effective Amendment No. 122 to Janus Investment Fund’s Registration Statement filed on February 28, 2008, (File No. 2-34393).

(p)(10) Code of Ethics for Silvant Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 67 to STI Classic Funds’ Registration Statement filed on May 30, 207 (File No. 33-45671).

(p)(11) Code of Ethics for AllianceBernstein, L.P. is incorporated by reference to Post-Effective Amendment No. 4 to Alliance Bernstein Pooling Services filed on December 29, 2006 (File No. 333-120487).

(p)(12) Code of Ethics for Franklin Advisors, Inc. is incorporated by reference to Post-Effective Amendment No. 29 to Franklin Templeton Global Trust filed March 6, 2008 (File No. 33-01212).

(p)(13) Code of Ethics for Western Asset Management Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to MassMutual Select Funds’ Registration Statement filed on April 1, 2008 (File No. 33-73824).

(p)(14) Code of Ethics for Goldman, Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(p)(15) Code of Ethics for INVESCO Institutional (N.A.), Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(p)(16) Maxim Series Fund, Inc. and GW Capital Management, LLC Amended and Restated Code of Ethics for Securities Transactions of Access Persons is incorporated by reference to Registrant’s Post- Effective Amendment No. 85, filed on April 29, 2005 (File No. 2-77503).

Item 24.	Persons Controlled by or under Common Control with Registrant.

(State/Country of Organization) - Nature of Business

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc
100% - 3439496 Canada Inc.
100% - Capucines Investments Corporation
100% - Ramezay Investments Corporation
100% - Ansopolo Investments Corporation
32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
54% - Power Corporation of Canada

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great -West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada (Canada) - Holding and Management Company
100.0% - 2795957 Canada Inc. (Canada) - Holding Company
100.0% - 171263 Canada Inc. (Canada) - Holding Company
66.4% - Power Financial Corporation (Canada) - Holding Company
70.4% - Great -West Lifeco Inc. (Canada) - Holding Company
100.0% - Great -West Financial (Canada) Inc. (Canada) - Holding Company
100.0% - Great -West Financial (Nova Scotia) Co. (Canada) - Holding Company
100.0% - Great-West Lifeco U.S. Inc.
100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
60.0% - Great -West Life & Annuity Insurance Capital (Nova Scotia) Co. (Canada) - Holding Company
60.0% - Great -West Life & Annuity Insurance Capital (Nova Scotia) Co. II (Canada) - Holding Company
60.0% - Great -West Life & Annuity Insurance Capital, LLC (Delaware) - Holding Company
60.0% - Great -West Life & Annuity Insurance Capital, LLC II (Delaware) - Holding Company
100.0% - Great -West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance Company
100.0% - First Great -West Life & Annuity Insurance Company (New York) - Life and Health Insurance Company
100.0% - Advised Assets Group, LLC (Colorado) - Investment Advisor
100.0% - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance Company
100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
100.0% - GWFS Equities, Inc. ( Delaware) - Securities Broker/Dealer
100.0% - BenefitsCorp, Inc. of Wyoming (Wyoming) - Insurance Agency

100.0% - Benefit Management Corp. (Montana) - Holding Company
100.0% - Allegiance Benefit Plan Management, Inc. (Montana) - TPA
100.0% - Allegiance Life & Health Insurance Company, Inc. (Montana) - Life and Health Insurance Company
100.0% - Allegiance COBRA Services, Inc. (Montana) - TPA
100.0% - Allegiance Re, Inc. (Montana) - Captive Insurance Company
100.0% - Allegiance Provider Direct, LLC (Montana) - Network Contracting Services
100.0% - Intermountain Underwriters, Inc. (Montana) - Insurance Agency
100.0% - StarPoint HealthCare, LLC (Montana) - Utilization Review/Case Management
50.0% - Community Health Network, LLC (Montana) - Provider Networking
100.0% - Canada Life Insurance Company of America (Michigan) - Life and Health Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (South Carolina) - Captive Insurance Company
100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party
100.0% - Emjay Corporation (Wisconsin) - Third Party Administrator
100.0% - EMJAY Retirement Plan Services, Inc. (Wisconsin) Third Party Administrator
100.0% - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company
100.0% - Great-West Healthcare, Inc. (Vermont) - Network Contracting, Development and Management
100.0% - Great-West Healthcare of Arizona, Inc. (Arizona) - Health Care Services Organization
100.0% - Great-West Healthcare of California, Inc. (California) - Health Maintenance Organization
100.0% - Great-West Healthcare of Colorado, Inc. (Colorado) - Health Maintenance Organization
100.0% - Great-West Healthcare of Florida, Inc. (Florida) - Health Maintenance Organization
100.0% - Great-West Healthcare of Georgia, Inc. (Georgia) - Health Maintenance Organization
100.0% - Great-West Healthcare of Illinois, Inc. (Illinois) - Health Maintenance Organization
100.0% - Great-West Healthcare of Indiana, Inc. (Indiana) - Health Maintenance Organization
100.0% - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) - Health Maintenance Organization
100.0% - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) - Health Maintenance Organization
100.0% - Great-West Healthcare of New Jersey, Inc. (New Jersey) - Health Maintenance Organization
100.0% - Great-West Healthcare of North Carolina, Inc. (North Carolina) - Health Maintenance Organization
100.0% - Great-West Healthcare of Ohio, Inc. (Ohio) - Health Maintenance Organization
100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) - Health Maintenance Organization
100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) - Health Maintenance Organization
100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee) - Health Maintenance Organization
100.0% - Great-West Healthcare of Texas, Inc. (Texas) - Health Maintenance Organization
100.0% - Great-West Healthcare of Washington, Inc. (Washington) - Health Maintenance Organization
100.0% - One Orchard Equities, Inc. (Colorado) Securities Broker/Dealer
100.0% - Mediversal, Inc. (Nevada) - Third Party Administrator
100.0% - Universal Claims Administration (Nevada) - Third Party Administrator
100.0% - FASCore, LLC (Colorado) - Third Party Administrator
100.0% - GWL Properties Inc. (Colorado) - Real Estate Corporation
50.0% - Westkin Properties Ltd. (California) - Real Estate Corporation
100.0% - Great-West Benefit Services, Inc. (Delaware) - Leasing Company
88.34% - Maxim Series Fund, Inc. (Maryland) - Investment Company
100.0% - GW Capital Management, LLC (Colorado) - Investment Advisor
100.0% - Orchard Trust Company, LLC (Colorado) - Trust Company
100.0% - IHN, Inc. (Indiana) - Network Contracting, Development and Management
100.0% - Lottery Receivable Company One LLC (Delaware) - Lottery Annuity Administrator
100.0% - LR Company II, L.L.C. (Delaware) - Lottery Annuity Administrator
100.0% - Singer Collateral Trust IV (Delaware) - Lottery Annuity Administrator
100.0% - Singer Collateral Trust V (Delaware) - Lottery Annuity Administrator

[GRAPHIC OMITTED]

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
70.5% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S., Inc.
100% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings Inc.
100.0% - Putnam Funding Inc.
100.0% - Putnam General Partnership
100.0% - Endeavor Holding LLC
100.0% -Putnam, LLC
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - Putnam Retail Management GP, Inc.
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Advisory Company GP, Inc.
99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam U.S. Holdings I Inc.
100.0% - Putnam U.S. Holdings II Inc
99.0% - Putnam Investment Trust II LP (1% owned by Putnam U.S. Holdings II Inc.)
100.0% - Putnam U.S. Holdings, LLC
84.0% - PanAgora Asset Management, Inc.
100.0% -Putnam GP Inc.
100.0% - PII Holdings, Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Investment Holdings, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
80.0% - TH Lee Putnam Capital Management, LLC
100.0% - Putnam Fiduciary Trust Company
100.0% - Putnam International Holdings LLC
100.0% - Putnam Investments Inc. (Canada)
100.0% - Putnam Investments Limited (Ireland)
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd. (Japan)
100.0% - Putnam International Distributors, Ltd. (Cayman)
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited (U.K.)
100.0% - New Flag UK Holdings Limited
100.0% - New Flag Asset Management (UK)

[GRAPHIC OMITTED]

C.

The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
70.4% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - Gold Circle Insurance Company
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - GWL Investment Management Ltd.
100.0% - 801611 Ontario Ltd.
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
100.0% - 681348 Alberta Ltd.

[GRAPHIC OMITTED]

100.0% - The Owners: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by Mountain Asset Mangement LP)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - SFS Management LLC
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd.(Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
100.0% - London Insurance Group, Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0% - London Life Insurance Company
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust

30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - SFS Management LLC
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - Preferred Vision Services Inc.
25.0% - High Park Bayview Limited Partnership
50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd.
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation

[GRAPHIC OMITTED]

100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (Massachusetts)
100.0% - HRMP II, Inc. 49.0% - Health Reinsurance Management Partnership (Massachusetts)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - CLAI, Limited
100.0% - The Canada Life Assurance Company of Ireland, Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life European Assurance, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life Pension and Annuities (Ireland), Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Ltd.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, LLC.
100.0% - The Canada Life Insurance Company of Canada
100.0% - CLICC GP Inc.
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
50.0% - Canadian Worksite Marketing Group, Inc.
100.0% - Classco Benefit Services, Ltd.
50.0% - Canadian Worksite Marketing Group, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Securing Corporation, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
59.4% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - Les Services Investors Limitée
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Investment Management (Quebec) Ltd.
100.0% - Investors Syndicate Property Corp.
100.0% - 2587182 Manitoba Ltd.
100.0% - The Trust Company of London Life
100.0% - I.G. Investment Corp.
100.0% - I.G. (Rockies) Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie 2004 GP Inc.
100.0% - MSP 2005 GP Inc.
100.0% - MFC Fund Corporation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Anacle II Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Quadrus Corporate Class Inc.
75.5% - Investment Planning Counsel Inc.
100.0% - IPC Financial Network Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Portfolio Management Ltd.
100.0% - IPC Investment Corporation
100.0% - 579641 BC Ltd.
100.0% - 9132-2155 Quebec Inc.
100.0% - Counsel Group of Funds Inc.

100.0% - IPC Save Inc.
100.0% - 576928 BC Ltd.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
100.0% - 2795957 Canada Inc.
100.0% - 171263 Canada Inc.
66.4% - Power Financial Corporation
100.0% - 3411893 Canada Inc.
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
61.4% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
42.5% - Imerys
50.0% - Groupe Bruxelles Lambert
20.7% - Imerys
6.9% - Total
11.5% - Suez
51.2% - Belgian Securities BV
100.0% - Brussels Securities
48.8% - Belgian Securities BV
100.0% - GBL Participations
98.8% - Sagerpar
50.0% - GBL Coordination Center
50.0% - GBL Coordination Center
100.0% - GBL Finance SA Holding
100.0% - GBL Overseas Finance NV
100.0% - Immobilière Rue de Namur Sàrl
100.0% - GBL Verwaltung Sàrl
25.0% - Bertelsmann AG
100.0% - GBL Verwaltung GmbH
100.0% - Finance et Participation en liquidation (Finpar)
100.0% - Orior Holding S.A.
100.0% - Fivaz & Cie SA
100.0% - Ormond GmbH
95.9% - Orior Food SA

100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

F.	Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Gesca Ltée
100.0% - 3846521 Canada Inc.
100.0% - 3846539 Canada Inc.
100.0% - Les Journaux Trans-Canada (1996) Inc.
100.0% - La Presse, Ltée
100.0% - Probec 5 Ltée
20.0% - 3859282 Canada Inc.
100.0% - Les Éditions Gesca Ltée
100% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Septembre Editeur, S.E.N.C.
100.0% - 3819787 Canada Inc.
100.0% - 3970965 Canada Inc.
100.0% - 3834310 Canada Inc.
100.0% - 3911322 Canada Inc.
20.0% - Workopolis Canada
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse Inc.

G.	Power Corporation (International) Limited Group of Companies ( Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
100.0% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
50.0% - Bombardier Power (Mauritius) Limited
50.0% - Bombardier Sifang Power (Qingdao) Transportation Ltd.
50.0% - Bombardier CPC Propulsion System Co. Ltd
100.0% - Bombardier Railway Transportation Equipment (Shanghai)
50.0% - Chang Chun Bombardier Railway Vehicle Co. Ltd
100.0% - Power Pacific Mauritius Limited

[GRAPHIC OMITTED]

100.0% - Power Pacific Equities Limited
10.4% - Chengwei Ventures Fund I, LP

H.	Other Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - Power Technology Investment Corporation
100.0% - Power Tek, LLC
50.0% - Picchio Pharma Inc.
100.0% - Picchio Holdings Inc.
23.3% - Virochem Pharma Inc.
100.0% - P.P. Luxco Holdings Sàrl
49.9% - Sunset Holdings S.A.
21.6% - Adaltis Inc.
100.0% - P.P. Luxco Holdings II Sàrl
26.4% - Neurochem Inc.
11.9% - 4166591 Canada Inc.
36.5% - Innodia Inc.
11.9% - 4166591 Canada Inc.
100.0% - Picchio Pharma (Asia) Ltd.
1.7% - Adaltis Inc.
100.0% - Picchio Pharma Advisory Inc.
100.0% - Power Communications Inc.
100.0% - Jolliet Energy Resources Inc.
100.0% - 3540529 Canada Inc.
100.0% - Brazeau River Resources Investment Inc..
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100.0% - Sodesm International Limited
100.0% - Sodesm Properties Limited
100.0% - Marquette Communications (1997) Corporation
100.0% - Sagard S.A.S.

Item 25.	Indemnification.

Registrant’s Articles of Incorporation provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

The General Corporation Laws of the State of Maryland provides:

Indemnification of directors, officers, employees, and agents

(a) Definitions. — In this section the following words have the meanings indicated.

(1) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Expenses” include attorney’s fees.

(4) “Official capacity” means the following:

          (i) When used with respect to a director, the office of director in the corporation; and

          (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

          (iii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(5) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(6) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b) Permitted indemnification of director. —

(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

          (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

          1. Was committed in bad faith; or

          2. Was the result of active and deliberate dishonesty; or

          (ii) The director actually received an improper personal benefit in money, property, or services; or

          (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2)      (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

          (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3)     (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

          (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

          (i) For a proceeding brought to enforce indemnification under this section; or

          (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) No indemnification of director liable for improper personal benefit. — A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Required indemnification against expenses incurred in successful defense. — Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

          (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

          (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e) Determination that indemnification is proper. —

(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

          (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

          (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

          (iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f) Payment of expenses in advance of final disposition of action. —

(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

          (i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

          (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

(g) Validity of indemnification provision. — The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) Reimbursement of director’s expenses incurred while appearing as witness. — This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) Director’s service to employee benefit plan. — For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Officer, employee or agent. — Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k) Insurance or similar protection. —

(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director,

officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Report of indemnification to stockholders. — Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 26.	Business and Other Connections of Investment Adviser.

Registrant’s investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The directors and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

S. Mark Corbett

Manager and Senior Vice President, MCM, Orchard Capital Management, LLC and Orchard Trust Company, LLC; Senior Vice President, Investments, GWL&A, First Great-West Life & Annuity Insurance Company (“First GWL&A”), Alta Health & Life Insurance Company (“AH&L”), GWL&A Financial, Inc., and Canada Life Insurance Company of America, the U.S. Operations of The Great-West Life Assurance Company (“Great-West”), the U.S. Operations of The Canada Life Assurance Company, and the U.S. Operations of Crown Life Insurance Company.

Mitchell T.G. Graye

Chief Financial Officer, Putnam Investment, LLC; Executive Vice President and Chief Financial Officer of GWL&A, First GWL&A, Canada Life Insurance Company of America, GWL&A Financial, Inc., the U.S. Operations of Great-West, the U.S. Operations for The Canada Life Assurance Company, and the U.S. Operations for Crown Life Insurance Company; Chairman, Manager and President, MCM, and Orchard Capital Management, LLC; President, GWL Properties, Inc., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. and Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II; Executive Vice President and Manager, Orchard Trust Company, LLC; Manager, FASCore, LLC; Director, AH&L, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., GWL Properties, Inc., Great-West Benefit Services, Inc.

Douglas L. Wooden

Manager, MCM; Executive Vice President, Financial Services, GWL&A, the U.S. Operations of Great-West, the U.S. Operations of The Canada Life Assurance Company, Canada Life Insurance Company of America, First GWL&A, and the U.S. Operations of Crown Life Insurance Company; Chairman, Manager, President and Chief Executive Officer, Orchard Trust Company, LLC and FASCore, LLC; Director, BenefitsCorp, Inc., BenefitsCorp, Inc. of Wyoming, EMJAY Corporation, and EMJAY Retirement Plan Services, Inc.; Manager, Orchard Capital Management, LLC.

Graham R. McDonald

Senior Vice President, Corporate Resources, GWL&A; Senior Vice President, Corporate Administration of First GWL&A, and Canada Life Insurance Company of America, GWL&A Financial, Inc., the U.S. Operations of Great-West, the U.S. Operations of The Canada Life Assurance Company, and the U.S. Operations of Crown Life Insurance Company; Senior Vice President, Corporate Finance and Investment Operations of EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and Orchard Trust Company, LLC; Senior Vice President, Corporate and Investment Administration, FASCore, LLC; Manager, Senior Vice President and Treasurer, MCM; Senior Vice President and Treasurer, Orchard Capital Management, LLC; Manager and President, Greenwood Investments, LLC; Director and President, Great-West Benefit Services, Inc.; Vice President, Investment Administration, National Plan Coordinators of Delaware, Inc.; Director, GWL Properties, Inc. and GWFS Equities, Inc.

Beverly A. Byrne

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A, GWL&A Financial Inc., First GWL&A, Canada Life Insurance Company of America, the U.S. Operations of Great-West, and the U.S. Operations of The Canada Life Assurance Company; Vice President, Counsel and Secretary, FASCore, LLC, and National Plan Coordinators of Delaware, Inc.; Vice President and Counsel, Orchard Trust Company, LLC; Secretary and Chief Compliance Officer, MCM, Orchard Capital Management, LLC, GWFS Equities, Inc., and Advised Assets Group, LLC; Secretary and Compliance Officer, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., BenefitsCorp, Inc., and BenefitsCorp, Inc. of Wyoming; Secretary, Greenwood Investments, LLC and One Orchard Equities, Inc.

Item 27.	Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Fund.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund

C. P. Nelson	8515 East Orchard Road	Chairman, President and
	Greenwood Village, CO 80111	Chief Executive Officer
R. K. Shaw	8515 East Orchard Road	Director
Greenwood Village, CO 80111
G. E. Seller	18101 Von Karman Ave.	Director and Senior Vice
	Suite 1460	President
Irvine, CA 92715
G. R. McDonald	8515 East Orchard Road	Director	Treasurer
Greenwood Village, CO 80111
M. R. Edwards	8515 East Orchard Road	Senior Vice President
Greenwood Village, CO 80111
C. H. Cumming	8515 East Orchard Road	Vice President
Greenwood Village, CO 80111
T. M. Connolly	300 Broadacres Drive	Vice President
Bloomfield, NJ 07003
W. S. Harmon	8515 East Orchard Road	Vice President
Greenwood Village, CO 80111
J. C. Luttges	8515 East Orchard Road	Vice President
Greenwood Village, CO 80111
K. A. Morris	500 North Central	Vice President
Suite 220
Glendale, CA 91203
G. R. Derback	8515 East Orchard Road	Treasurer	Vice President and Corporate
	Greenwood Village, CO 80111		Controller
B. A. Byrne	8525 East Orchard Road	Secretary and Chief	Secretary
	Greenwood Village, CO 80111	Compliance Officer
R. Meyer	8515 East Orchard Road	Vice President, Taxation
Greenwood Village, CO 80111
T. L. Luiz	8515 East Orchard Road	Compliance Officer
Greenwood Village, CO 80111
M. C. Maiers	8515 East Orchard Road	Investments Compliance	Assistant Treasurer and
	Greenwood Village, CO 80111	Officer	Investment Operations
Compliance Officer

Item 28.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Post-Effective Amendment No. 93 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 93 to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village in the State of Colorado on the 25th day of April 2008.

MAXIM SERIES FUND, INC.
(Registrant)

By:	/s/ W.T. McCallum

W.T. McCallum, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 93 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	W.T. McCallum	President	April 25, 2008
and Chairman
W.T. McCallum

	M.T.G. Graye	Director	April 25, 2008

M.T.G. Graye

	R. P. Koeppe	Director	April 25, 2008

R.P. Koeppe*

Director
G.H. Klapper

	S. Zisman	Director	April 25, 2008

S. Zisman*

	G. R. McDonald	Treasurer	April 25, 2008

G.R. McDonald

*By:	B. A. Byrne		April 25, 2008

B.A. Byrne
Attorney-in-fact

Powers of Attorney for Messrs. Koeppe and Zisman are incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-77503).